                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a party other than the Registrant / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-12

                        Security Financial Bancorp, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  No fee required.

/X/ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        Common stock, par value $0.01 per share
        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        2,042,110
        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

        $24.00
        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        $49,010,640
        ------------------------------------------------------------------------
    (5) Total fee paid:

        $3,965
        ------------------------------------------------------------------------

/X/ Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        N/A
        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        N/A
        ------------------------------------------------------------------------
    (3) Filing Party:

        N/A
        ------------------------------------------------------------------------
    (4) Date Filed:

        N/A
        ------------------------------------------------------------------------

                           [Security Financial Logo]


                                   May 8, 2003

Dear Stockholder:

     You are cordially invited to attend a special meeting of the stockholders of Security Financial Bancorp, Inc., the holding company for Security Federal Bank & Trust. The meeting will be held at Security Financial's main office located at 9321 Wicker Avenue, St. John, Indiana on Tuesday, June 10, 2003, at 9:00 a.m., Central time.

     At the special meeting, you will be asked to approve a merger agreement by and among Security Financial and Standard Bancshares, Inc. Upon completion of the merger, you will be entitled to receive a cash payment of $24.00 for each share of Security Financial stock that you own.

     The completion of the merger is subject to certain conditions, including the approval of the merger agreement by the affirmative vote of a majority of the outstanding shares of Security Financial common stock. We urge you to read the attached proxy statement carefully. It describes the merger agreement in detail and includes a copy of the merger agreement as Appendix A.

     YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE MERGER AGREEMENT BECAUSE THE BOARD BELIEVES IT TO BE IN THE BEST INTERESTS OF THE SECURITY FINANCIAL STOCKHOLDERS.

                           YOUR VOTE IS VERY IMPORTANT

     Whether or not you plan to attend the special meeting, please complete, date and sign the enclosed proxy card and return it promptly in the postage-paid envelope provided.

     On behalf of the board of directors, I thank you for your prompt attention to this important matter.

                                        Sincerely,

                                        /s/ John P. Hyland

                                        John P. Hyland
                                        PRESIDENT AND CHIEF EXECUTIVE OFFICER

                        SECURITY FINANCIAL BANCORP, INC.
                               9321 WICKER AVENUE
                             ST. JOHN, INDIANA 46373
                                 (219) 365-4344

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 10, 2003

         A special meeting of stockholders of Security Financial Bancorp, Inc. will held at Security Financial's main office located at 9321 Wicker Avenue, St. John, Indiana on Tuesday, June 10, 2003 at 9:00 a.m., Central time, for the following purposes:

     1. To consider and vote upon a proposal to approve and adopt the Agreement and Plan of Reorganization, dated February 6, 2003, by and among Security Financial, Standard Bancshares, Inc. and Standard Acquisition Corporation. Upon completion of the merger, you will be entitled to receive $24.00 in cash for each share of Security Financial common stock that you own. A copy of the merger agreement is included as Appendix A to the accompanying proxy statement.

     2. To transact any other business as may properly come before the meeting, including adjourning the special meeting to permit, if necessary, further solicitation of proxies or any adjournment thereof.

     The board of directors is not aware of any such other business.

     Only stockholders of record at the close of business on April 25, 2003 are entitled to vote at the meeting or any adjournments or postponements of the meeting.

     Remember, if your shares are held in the name of a broker, only your broker can vote your shares on the merger agreement and only after receiving your instructions. Please contact the person responsible for your account and instruct him/her to execute a proxy card on your behalf. You should also sign, date and mail your instruction card at your earliest convenience.

                                        By Order of the Board of Directors

                                        /s/ Philip T. Rueth

St. John, Indiana                       Philip T. Rueth
May 8, 2003                             Corporate Secretary


THE BOARD OF DIRECTORS OF SECURITY FINANCIAL UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE MERGER AGREEMENT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING PRE-ADDRESSED POSTAGE-PAID ENVELOPE.

                                              TABLE OF CONTENTS
                                                                                                     Page
                                                                                                     ----

QUESTIONS AND ANSWERS ABOUT THE MERGER................................................................1

SUMMARY TERM SHEET....................................................................................3

THE SPECIAL MEETING
     Place, Date and Time............................................................................10
     Purpose of the Meeting..........................................................................10
     Who Can Vote at the Meeting; Record Date........................................................10
     Quorum and Vote Required........................................................................10
     Shares Held by Directors and Officers of Security Financial; Voting Agreements..................10
     Voting by Proxy.................................................................................11
     Revocability of Proxies.........................................................................11
     Participants in Security Federal Bank & Trust's ESOP and 401(k) Plan............................11

THE MERGER
     The Parties to the Merger.......................................................................12
     Form of the Merger..............................................................................12
     Treatment of Security Financial Stock Options...................................................13
     Treatment of Security Financial Stock Awards....................................................13
     Procedures for Surrendering Your Certificates...................................................13
     Material Federal Income Tax Consequences of the Merger..........................................14
     Background of the Merger........................................................................14
     Security Financial's Reasons for the Merger.....................................................18
     Opinion of Security Financial's Financial Advisor...............................................19
     Interests of Directors and Officers in the Merger that Are Different From Your Interests........25
     Approvals Needed to Complete the Merger.........................................................28
     Financing the Merger............................................................................29
     Accounting Treatment of the Merger..............................................................29
     Dissenters' Appraisal Rights....................................................................29

THE MERGER AGREEMENT
     When Will the Merger Be Completed...............................................................32
     Conditions to Completing the Merger.............................................................33
     Other Provisions of the Merger Agreement........................................................35

STOCK OWNERSHIP......................................................................................38

STOCKHOLDER PROPOSALS AND NOMINATIONS................................................................41

SOLICITATION OF PROXIES..............................................................................41


                                                     i


WHERE YOU CAN FIND MORE INFORMATION..................................................................41

APPENDIX A        Agreement and Plan of Reorganization, dated February 6, 2003 by and among Security
                  Financial Bancorp, Inc., Standard Bancshares, Inc. and Standard Acquisition
                  Corporation (exhibits omitted)
APPENDIX B        Fairness Opinion of Howe Barnes Investments, Inc.
APPENDIX C        Section 262 of the Delaware General Corporation Law

























                                                        ii

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                     QUESTIONS AND ANSWERS ABOUT THE MERGER

WHAT AM I BEING ASKED TO VOTE ON AND HOW DOES MY BOARD RECOMMEND THAT I VOTE?

     You are being asked to vote FOR the adoption of the Agreement and Plan of Reorganization dated as of February 6, 2003 providing for the merger of Security Financial with and into a wholly owned subsidiary of Standard Bancshares. The Security Financial board of directors has determined that the proposed merger is in the best interests of Security Financial stockholders, has approved the merger agreement and recommends that Security Financial stockholders vote FOR the adoption of the merger agreement.

WHAT VOTE IS REQUIRED TO ADOPT THE MERGER AGREEMENT?

     The adoption of the merger agreement requires the affirmative vote of at least a majority of the outstanding shares of Security Financial common stock.

WHAT WILL I RECEIVE IN THE MERGER?

     Under the merger agreement, each share of Security Financial common stock you own will be converted into the right to receive $24.00 in cash.

HOW DO I EXCHANGE MY SECURITY FINANCIAL STOCK CERTIFICATES?

     You will receive instructions on where and how to surrender your Security Financial stock certificates from the paying agent, Registrar and Transfer Company, after the merger is completed. IN ANY EVENT, YOU SHOULD NOT FORWARD YOUR SECURITY FINANCIAL STOCK CERTIFICATES WITH YOUR PROXY CARD.

WHAT SHOULD I DO NOW?

     After you have carefully read this document, please indicate on your proxy card how you want to vote. Sign and mail the proxy card in the enclosed postage prepaid envelope as soon as possible, so that your shares will be represented at the special meeting. If you do not return a properly executed proxy card or do not vote at the special meeting in person, this will have the same effect as a vote against the adoption of the merger agreement.

IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, BANK OR NOMINEE, WILL MY BROKER, BANK OR NOMINEE AUTOMATICALLY VOTE MY SHARES FOR ME?

     No. Your broker, bank or nominee will not be able to vote your shares of Security Financial common stock unless you provide instructions on how to vote. You should instruct your broker, bank or nominee how to vote your shares by following the procedures your broker provides. If you do not provide instructions to your broker, bank or nominee, your shares will not be voted, and this will have the effect of voting against adoption of the merger agreement. Please check the voting form used by your broker, bank or nominee to see if it offers telephone or internet voting.

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WHO CAN HELP ANSWER MY QUESTIONS?

     If you want additional copies of this document, or if you want to ask any questions about the merger or how to submit your proxy, you should contact:

                                 John P. Hyland
                      President and Chief Executive Officer
                        Security Financial Bancorp, Inc.
                               9321 Wicker Avenue
                             St. John, Indiana 46373
                            Telephone: (219) 365-4344




























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                                         SUMMARY TERM SHEET

     THIS SUMMARY TERM SHEET HIGHLIGHTS SELECTED INFORMATION REGARDING THE MERGER FROM THIS PROXY
STATEMENT AND DOES NOT CONTAIN ALL THE INFORMATION THAT IS IMPORTANT TO YOU. FOR A MORE COMPLETE
DESCRIPTION OF THE TERMS OF THE PROPOSED MERGER, WE URGE YOU TO READ CAREFULLY THE ENTIRE DOCUMENT AND
THE OTHER DOCUMENTS TO WHICH WE REFER, INCLUDING THE MERGER AGREEMENT, ATTACHED AS APPENDIX A.

                                            THE COMPANIES

SECURITY FINANCIAL BANCORP, INC.            We are the parent company of Security Federal Bank & Trust,
9321 WICKER AVENUE,                         a federally-chartered stock savings bank, and are a Delaware
ST. JOHN, INDIANA  46373                    corporation. Security Federal operates six banking offices
(219) 365-4344                              in Lake and Porter Counties, Indiana. At March 31, 2003, we
                                            had total assets of $199.8 million, deposits of $147.6
                                            million and stockholders' equity of $36.6 million.

                                            Standard Bancshares is the parent company of Standard Bank
STANDARD BANCSHARES, INC.                   and Trust Co., an Illinois state chartered non-member bank,
7800 WEST 95TH STREET                       and is an Illinois corporation. Standard Bank operates 20
HICKORY HILLS, ILLINOIS  60457              banking offices in Cook, Du Page, Grundy and Will Counties,
(708) 598-7400                              Illinois. At March 31, 2003, Standard Bancshares had total assets of $970.0 million, deposits of $816.7 million and
                                            capital of $108.2 million.

                                            THE SPECIAL MEETING

PLACE, DATE AND TIME (PAGE 10)              A special meeting of our stockholders will be held at 9321
                                            Wicker Avenue, St. John, Indiana on June 10, 2003 at 9:00
                                            a.m., Central time.

PURPOSE OF THE MEETING                      At the special meeting, our stockholders will be asked to
(PAGE 10)                                   approve the merger agreement with Standard Bancshares and
                                            to transact any other business that may properly come before meeting.

WHO CAN VOTE AT THE MEETING                 You can vote at the special meeting of Security Financial
(PAGE 10)                                   stockholders if you owned our common stock at the close of business on April 25, 2003. You will be able to cast one
                                            vote for each share of our common stock you owned on that
                                            date. As of April 25, 2003, there were 1,863,951 shares of our common stock outstanding.

WHAT VOTE IS REQUIRED FOR                   In order to approve the merger agreement, the holders of at
APPROVAL OF THE MERGER                      least a majority of the outstanding shares of our common
AGREEMENT (PAGE 10)                         stock entitled to vote must vote in favor of the merger
                                            agreement. You can vote your shares by attending the
                                            special meeting and voting in person or by completing and
                                            mailing the enclosed proxy card. As of April 25, 2003, the directors and executive officers of Security Financial and
                                            Security Federal beneficially owned approximately 18.0% of our outstanding common stock (excluding options).
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                                                  3



                                            THE MERGER

OVERVIEW OF THE TRANSACTION                 We propose a business combination in which we will merge
(PAGE 12)                                   with a wholly owned subsidiary of Standard Bancshares, with
                                            Security Financial as the surviving entity and a wholly
                                            owned subsidiary of Standard Bancshares following the
                                            merger. Immediately after completion of the merger, Security
                                            Financial will be dissolved.

EACH SECURITY FINANCIAL SHARE WILL BE       As our stockholder, upon the closing of the merger, each
EXCHANGED FOR $24.00 IN CASH (PAGE 12)      of your shares of our common stock will automatically be
                                            converted into the right to receive $24.00 in cash.

HOW TO RECEIVE CASH IN EXCHANGE FOR         In order to receive cash in exchange for your Security
YOUR SECURITY FINANCIAL STOCK               Financial stock certificates, you will need to surrender
CERTIFICATES                                your Security Financial stock certificates. The paying
(PAGE 13)                                   agent, Registrar and Transfer Company, will send you written instructions for surrendering your certificates after we
                                            have completed the merger.

SECURITY FINANCIAL STOCK PRICE              Our common stock trades on the Nasdaq SmallCap Market under the symbol "SFBI." On February 6, 2003, which was the last trading day before we announced the merger, our common stock closed at $22.90 per share. On April 28, 2003, which is the last practicable trading day before the printing of this
                                            document, our common stock closed at $23.67 per share.

TAX CONSEQUENCES OF THE MERGER (PAGE 14)    When you exchange your Security Financial shares solely for cash, you generally should recognize capital gain or loss on the exchange.

                                            THIS TAX TREATMENT MAY NOT APPLY TO ALL SECURITY FINANCIAL
                                            STOCKHOLDERS. DETERMINING THE ACTUAL TAX CONSEQUENCES OF THE
                                            MERGER TO YOU CAN BE COMPLICATED. YOU SHOULD CONSULT YOUR
                                            OWN TAX ADVISOR FOR A FULL UNDERSTANDING OF THE MERGER'S TAX
                                            CONSEQUENCES THAT ARE PARTICULAR TO YOU.

SECURITY FINANCIAL'S BOARD OF DIRECTORS     Our board of directors believes that the merger is fair and
RECOMMENDS THAT STOCKHOLDERS                in the stockholders' best interests, and unanimously
APPROVE THE MERGER                          recommends that you  vote "FOR" the proposal to approve and adopt the merger agreement.

                                            For a discussion of the circumstances surrounding the merger and the factors considered by our board of directors in
                                            approving the merger agreement, see page 14.

                                                 4

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SECURITY FINANCIAL'S FINANCIAL ADVISOR      Howe Barnes Investments, Inc. has delivered to our board of
BELIEVES THE MERGER CONSIDERATION IS FAIR   directors its opinion that, as of the date of this
TO STOCKHOLDERS (PAGE 19)                   document, the merger consideration is fair to the holders of
                                            Security Financial common stock from a financial point of
                                            view. A copy of this opinion is provided as Appendix B to
                                            this document. You should read it completely to understand the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review made by
                                            Howe Barnes in providing this opinion. We have agreed to pay
                                            Howe Barnes approximately $345,000, of which $172,323 has
                                            been paid as of March 31, 2003, plus expenses for its
                                            services in connection with the merger.

INTERESTS OF SECURITY FINANCIAL'S DIRECTORS Some of our directors and officers have interests in the
AND OFFICERS IN THE MERGER THAT DIFFER      merger that are different from, or are in addition to, their
FROM YOUR INTERESTS (PAGE 25)               interests as stockholders in Security Financial. The members of our board of directors knew about these additional
                                            interests, and considered them, when they approved the
                                            merger. These include:

                                            o    a payment to John P. Hyland, our President and Chief
                                                 Executive Officer, in connection with the termination
                                                 of the Security Federal Bank & Trust Supplemental
                                                 Executive Retirement Plan (as limited under a letter of
                                                 understanding with Standard Bancshares);

                                            o    a payment to John P. Hyland under the non-competition
                                                 agreement that John P. Hyland entered into with
                                                 Standard Bancshares effective as of the closing of the
                                                 merger;

                                            o    a payment to Patrick J. Hunt, our Executive Vice
                                                 President and Chief Financial Officer, in connection
                                                 with the termination of his employment agreement with
                                                 Security Federal (as limited under a letter of
                                                 understanding with Standard Bancshares);

                                            o    the offer of employment of Patrick J. Hunt as Chief
                                                 Financial Officer of Standard Bancshares;

                                            o    the vesting of unvested Security Financial stock
                                                 options and restricted stock awards as a result of
                                                 completion of the merger;

                                            o    the termination of the Security Financial employee
                                                 stock ownership plan and allocation of the remaining
                                                 cash to plan participants;

                                            o    provisions in the merger agreement relating to the
                                                 indemnification of directors and officers and insurance
                                                 for our directors and officers for events occurring
                                                 before the merger; and
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                                                    5

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                                            o    Standard Bank's maintenance of an advisory board
                                                 including certain members of the board of directors of
                                                 Security Federal.

REGULATORY APPROVAL NEEDED TO COMPLETE      We cannot complete the merger unless it is first approved by
THE MERGER                                  the Federal Reserve Bank of Chicago, the Federal Deposit
(PAGE 28)                                   Insurance Corporation and the State of Illinois. Standard
                                            Bancshares has filed the required applications with these
                                            regulatory agencies. As of the date of this document,
                                            Standard Bancshares has not received the approval from any regulatory agency. While we do not know of any reason why
                                            Standard Bancshares would not be able to obtain approval in a timely manner, we cannot be certain when or if Standard
                                            Bancshares will receive it.

YOU HAVE DISSENTERS' APPRAISAL RIGHTS IN    Under Delaware law, if you do not vote in favor of the
THE MERGER (PAGE 29)                        merger you have the right to seek an appraisal of the fair value of your Security Financial common stock and receive a cash payment of such fair value. SECURITY FINANCIAL
                                            STOCKHOLDERS ELECTING TO EXERCISE DISSENTERS' APPRAISAL
                                            RIGHTS MUST COMPLY WITH THE PROVISIONS OF SECTION 262 OF THE
                                            DELAWARE GENERAL CORPORATION LAW IN ORDER TO PERFECT THEIR
                                            RIGHTS. WE WILL REQUIRE STRICT COMPLIANCE WITH THE STATUTORY
                                            PROCEDURES. A copy of Section 262 of the Delaware General
                                            Corporation Law is attached as Appendix C.

                                            THE MERGER AGREEMENT

A COPY OF THE MERGER AGREEMENT IS PROVIDED AS APPENDIX A TO THIS PROXY STATEMENT. PLEASE READ THE ENTIRE
MERGER AGREEMENT CAREFULLY. IT IS THE LEGAL DOCUMENT THAT GOVERNS THE MERGER.

CONDITIONS TO COMPLETING THE MERGER         The completion of the merger depends on a number of
(PAGE 33)                                   conditions being met. These conditions include, among other items:

                                            o    approval of the merger agreement by our stockholders;

                                            o    approval of the merger by regulatory authorities;

                                            o    the continued accuracy of certain representations and
                                                 warranties made on the date of the merger agreement;
                                                 and

                                            o    the absence of adverse changes in certain aspects of
                                                 our operations and financial position.

                                            We cannot be certain when or if the conditions to the merger will be satisfied or waived, or that the merger will be
                                            completed.

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                                                     6

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                                            We have agreed not to initiate, solicit, encourage or
                                            facilitate any competing proposal with a third party.

AGREEMENT NOT TO SOLICIT                    Despite the agreement not to solicit other competing
OTHER PROPOSALS (PAGE 35)                   proposals, we may, at any time prior to stockholder approval of the merger, generally negotiate or have discussions with, or provide information to, a third party who makes an
                                            unsolicited proposal, provided that our board of directors:

                                            o    determines in good faith, based on advice of legal
                                                 counsel, that failure to provide such information or to
                                                 participate in such negotiations or discussions would
                                                 likely be inconsistent with our directors' fiduciary
                                                 duties to our stockholders; and

                                            o    provides Standard Bancshares with at least two business
                                                 days' written notice of its intention to provide such
                                                 information or to participate in such negotiations or
                                                 discussions.

WE MAY AMEND THE TERMS OF THE MERGER AND    We may agree to amend the merger agreement, and each of us
WAIVE SOME CONDITIONS (PAGE 36)             may waive our right to require the other party to adhere to the terms and conditions of the merger agreement, where the law allows. However, if Security Financial's stockholders
                                            approve the merger agreement, they must approve any
                                            amendment or waiver that reduces or changes the
                                            consideration to be received by Security Financial's
                                            stockholders in the merger.

TERMINATING THE MERGER AGREEMENT (PAGE 36)  Security Financial and Standard Bancshares may agree at any time not to complete the merger, even if our stockholders
                                            have approved the merger agreement. In addition, either
                                            Security Financial or Standard Bancshares may decide,
                                            without the consent of the other, to terminate the merger
                                            agreement:

                                            o    if any of the closing conditions are impossible to
                                                 satisfy prior to September 30, 2003 (unless the
                                                 impossibility is due to the action or failure to act in
                                                 breach of the merger agreement by the party seeking to
                                                 terminate the merger agreement);

                                            o    if our stockholders fail to approve the merger;

                                            o    in the event the other party's breach of any
                                                 representation or warranty or breach of any covenant or
                                                 agreement contained in the merger agreement results in
                                                 the failure to satisfy the party's closing conditions;
                                                 or
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                                                     7

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                                            o    if the merger is not consummated by September 30, 2003
                                                 (unless the failure to consummate by September 30, 2003
                                                 is due to the failure of the party seeking to terminate
                                                 to perform its obligations under the merger agreement).

                                            We may also terminate the merger agreement if each of the
                                            following conditions is met:

                                            o    We have complied with our obligations under the merger
                                                 agreement regarding competing proposals;

                                            o    Our board of directors has determined, in its good
                                                 faith judgment and in accordance with its obligations
                                                 under the merger agreement regarding competing
                                                 proposals, that it has received a superior proposal and
                                                 that it would be in the best interest of our
                                                 stockholders to pursue such superior proposal; and

                                            o    We have tendered, in immediately available funds, the
                                                 required termination fee;

                                            provided, however, we may not terminate the merger agreement until five business days after the superior proposal has
                                            been delivered to Standard Bancshares, together with a
                                            summary of the terms of the superior proposal and such other information required under its obligations under the merger agreement regarding competing proposals.

                                            Standard Bancshares may also terminate the merger agreement if, after the date of the merger agreement, any third party has commenced or made a competing acquisition proposal, and thereafter our board of directors withdraws, or materially and adversely modifies or changes its recommendation of the merger agreement.

TERMINATION FEE (PAGE 37)                   We must pay Standard Bancshares a fee of $2.0 million if we terminate the merger agreement as a result of us pursuing a superior proposal, or if Standard Bancshares terminates the merger agreement as a result of our board of directors'
                                            withdrawal or material and adverse modification or change in its recommendation of the merger agreement or any aspect of the merger after receipt of a competing proposal.

                                            In addition, we must pay Standard Bancshares a termination fee of $250,000 if Standard Bancshares terminates the merger agreement as a result of:

                                            o    our inability to satisfy any of our closing conditions;
                                                 or

                                            o    our stockholders not voting in favor of the merger;
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                                                     8

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                                            provided, however, that this fee will not be paid if the
                                            merger agreement is terminated by Standard Bancshares solely because dissenting shares exceed 10% of our outstanding
                                            shares and dissenting shares do not exceed 15% of our
                                            outstanding shares at the effective time.

                                            In addition, unless we have already paid the $2.0 million
                                            termination fee set forth above, we must pay Standard
                                            Bancshares a termination fee of $2.0 million if we receive a competing proposal prior to termination of the merger
                                            agreement and enter into an acquisition agreement with
                                            another party within 18 months after the merger agreement is terminated for any reason other than:

                                            o    by mutual agreement;

                                            o    Security Financial terminating the merger agreement
                                                 because Standard Bancshares breaches a closing
                                                 condition; or

                                            o    Standard Bancshares terminating the merger agreement
                                                 because there is a threatened action, suit or
                                                 proceeding that would materially and adversely effect
                                                 the consummation of the merger in the reasonable
                                                 opinion of Standard Bancshares, there is an injunction
                                                 preventing the consummation of the merger, or
                                                 regulatory approvals are not obtained.

                                            In addition, Standard Bancshares must pay us a termination fee of $250,000 if Standard Bancshares terminates the merger agreement as a result of:

                                            o    Standard Bancshares' inability to satisfy any of its
                                                 closing conditions; or

                                            o    Standard Bancshares not having received regulatory
                                                 approval of the merger.












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                                                     9

                               THE SPECIAL MEETING

     This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of Security Financial to be used at the special meeting of stockholders. This proxy statement and the enclosed proxy card are being first mailed on or about May 8, 2003 to stockholders of record.

PLACE, DATE AND TIME

     The special meeting will be held at 9321 Wicker Avenue, St. John, Indiana on Tuesday, June 10, 2003 at 9:00 a.m., Central time.

PURPOSE OF THE MEETING

     The purpose of the meeting is to consider and vote on a proposal to approve and adopt the merger agreement and to act on any other matters brought before the meeting.

WHO CAN VOTE AT THE MEETING; RECORD DATE

     You are entitled to vote your Security Financial common stock only if the records of Security Financial show that you held your shares as of the close of business on April 25, 2003. As of the close of business on April 25, 2003, a total of 1,863,951 shares of Security Financial's common stock were outstanding. Each share of common stock has one vote. As provided in Security Financial's charter, record holders of Security Financial's common stock who beneficially own, either directly or indirectly, in excess of 10% of Security Financial's outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

QUORUM AND VOTE REQUIRED

     QUORUM. The special meeting will be held only if a majority of the outstanding shares of common stock entitled to vote (excluding any shares in excess of the 10% limit) are represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum present, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Under applicable rules, brokers, banks and other nominees may not exercise their voting discretion on the proposal to approve and adopt the merger agreement and, for this reason, may not vote shares held for beneficial owners without specific instructions from the beneficial owners.

     VOTE REQUIRED. Approval and adoption of the merger agreement requires the affirmative vote of the majority of the outstanding shares of Security Financial's common stock. Failure to return a properly executed proxy card or to vote in person and abstentions and broker non-votes will have the same effect as a vote "Against" the merger agreement.

 SHARES HELD BY DIRECTORS AND OFFICERS OF SECURITY FINANCIAL; VOTING AGREEMENTS

     As of February 6, 2003, directors of Security Financial and Security Federal and executive officers of Security Financial owned approximately 15.85% of the shares of Security Financial common stock, not including shares that may be acquired upon the exercise of stock options. All of the Security Financial and Security Federal directors and the Security Financial executive officers have entered into voting agreements with Standard Bancshares requiring each individual to continue to hold all shares owned or controlled on and after February 6, 2003 through the date of the special meeting and to vote all of the shares of Security Financial common stock in favor of the proposal to approve the merger agreement.

VOTING BY PROXY

     The board of directors of Security Financial is sending you this proxy statement for the purpose of requesting that you allow your shares of Security Financial common stock to be represented at the special meeting by the persons named in the enclosed proxy card. All shares of Security Financial's common stock represented at the special meeting by properly executed proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by Security Financial's board of directors. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE MERGER AGREEMENT.

     If any matters not described in this proxy statement are properly presented at the special meeting, the persons named in the proxy card will use their own best judgement to determine how to vote your shares. This includes a motion to adjourn or postpone the special meeting in order to solicit additional proxies. However, no proxy voted against the proposal to approve the merger agreement will be voted in favor of an adjournment or postponement to solicit additional votes in favor of the merger agreement. If the special meeting is postponed or adjourned, Security Financial common stock may be voted by the persons named in the proxy card on the new special meeting date as well, unless you have revoked your proxy. Security Financial does not know of any other matters to be presented at the special meeting.

     If Security Financial common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form that accompanies this proxy statement.

REVOCABILITY OF PROXIES

     You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Corporate Secretary of Security Financial in writing before your common stock has been voted at the special meeting, deliver a later dated proxy card, or attend the meeting and vote your shares in person. Attendance at the special meeting will not in itself constitute revocation of your proxy.

PARTICIPANTS IN SECURITY FEDERAL BANK & TRUST'S ESOP AND 401(k) PLAN

     If you participate in the Security Federal Bank & Trust Employee Stock Ownership Plan or if you hold shares through the Security Federal Bank & Trust 401(k) Plan in the Security Financial Bancorp, Inc. Stock Fund, you will receive a vote authorization form for each plan that reflects all shares you may vote under the plans. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each participant in the ESOP may direct the trustee how to vote the shares of Security Financial common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of common stock held by the ESOP and allocated shares for which no timely voting instructions are received in the same proportion as shares for which the trustee has received voting instructions. Under the terms of the 401(k) Plan, a participant is entitled to direct the trustee how to vote the shares of Security Financial common stock held in the Security Financial Bancorp, Inc. Stock Fund and credited to his or her account. The trustee will vote all shares of

Security Financial common stock for which no directions are given or for which timely instructions were not received in the same proportion as shares for which the trustee received voting instructions. The deadline for returning your voting instructions to each plan's trustee is June 3, 2003.

                                   THE MERGER

     THE FOLLOWING DISCUSSION OF THE MERGER IS QUALIFIED BY REFERENCE TO THE MERGER AGREEMENT, WHICH IS ATTACHED TO THIS PROXY STATEMENT AS APPENDIX A. YOU SHOULD READ THE ENTIRE MERGER AGREEMENT CAREFULLY. IT IS THE LEGAL DOCUMENT THAT GOVERNS THE MERGER.

THE PARTIES TO THE MERGER

     SECURITY FINANCIAL BANCORP, INC. Security Financial became the federally chartered stock holding company for Security Federal in connection with the conversion of Security Federal from the mutual to stock form of ownership. The conversion was completed on January 5, 2000. As a Savings and Loan Holding Company, Security Financial is regulated by the office of thrift supervision. Since its formation, Security Financial's principal activity has been to direct and coordinate the business of Security Federal. At March 31, 2003, Security Financial had total assets of $199.8 million, total deposits of $147.6 million and total stockholders' equity of $36.6 million.

     Security Federal is a federally chartered savings bank headquartered in St. John, Indiana. Security Federal is regulated by the Office of Thrift Supervision and its deposits are insured by the Federal Deposit Insurance Corporation up to applicable limits. Security Federal conducts its business through its administrative and branch office located in St. John, Indiana, and five other full service branch offices located immediately southeast of Chicago, Illinois in the Indiana counties of Lake and Porter. Security Federal is a community-oriented savings institution dedicated to financing home ownership and other consumer needs.

     STANDARD BANCSHARES, INC. Standard Bancshares is the parent company of Standard Bank. Standard Bancshares is regulated by the Federal Reserve. Since its formation in November, 1984, Standard Bancshares' principal activity has been to direct and coordinate the business of Standard Bank. At March 31, 2003, Standard Bancshares had total assets of $970.0 million, total deposits of $816.7 million and total stockholders' equity of $108.2 million.

     Standard Bank is an Illinois state chartered non-member bank headquartered in Hickory Hills, Illinois. Standard Bank is regulated by the State of Illinois and the Federal Deposit Insurance Corporation and its deposits are insured by the Federal Deposit Insurance Corporation up to applicable limits. Standard Bank currently operates 20 offices in the southern and western regions of the Chicago, Illinois area encompassing Cook, DuPage, Will and Grundy counties in Illinois. Standard Bank conducts a general banking business, which includes most of the services, both consumer and commercial, which banks may lawfully provide.

FORM OF THE MERGER

     The Security Financial and Standard Bancshares boards of directors each have unanimously approved the merger agreement that provides for the merger of Security Financial with and into Standard Bancshares. Standard Bancshares will survive the merger. Upon completion of the merger, each share of Security Financial common stock will be converted into the right to receive $24.00 in cash and Security Financial stockholders will no longer have any rights or interests in Security Financial. As soon as possible after the conditions to consummation of the merger have been satisfied or waived, and unless the merger agreement has been terminated or an alternative structure is used as discussed below, the merger will be effected as follows:

     o Standard Acquisition Corporation, a newly formed, wholly owned subsidiary of Standard Bancshares will merge with and into Security Financial, with Security Financial as the surviving entity and a wholly owned subsidiary of Standard Bancshares;

     o immediately after completion of the merger, Security Financial will be dissolved; and

     o in connection with the dissolution of Security Financial, Security Federal will merge with and into Standard Bank, with Standard Bank as the surviving financial institution.

TREATMENT OF SECURITY FINANCIAL STOCK OPTIONS

     Immediately prior to the closing of the merger, all outstanding options to purchase shares of Security Financial common stock will become immediately exercisable and vested, to the extent not already exercisable and vested. At the closing of the merger, all options will be cancelled and Security Financial will pay each holder an amount equal to the excess of the $24.00 per share merger consideration over the exercise price per share of each option, net of any cash that must be withheld under federal and state income and employment tax requirements.

TREATMENT OF SECURITY FINANCIAL STOCK AWARDS

     At the closing of the merger, each share of restricted stock outstanding and issued pursuant to the Security Financial 2002 Stock-Based Incentive Plan, to the extent not already vested, will vest and will represent a right to receive the $24.00 per share merger consideration.

PROCEDURES FOR SURRENDERING YOUR CERTIFICATES

     Immediately prior to the closing of the merger, Standard Bancshares will deposit with the paying agent an amount of cash equal to the aggregate merger consideration. The paying agent will act as paying agent for the benefit of the holders of Security Financial common stock. Each holder of Security Financial common stock who properly surrenders his or her Security Financial shares to the paying agent will be entitled to receive a cash payment of $24.00 per share of Security Financial common stock net of any required tax withholding upon acceptance of the shares by the paying agent.

     No later than three business days after the closing of the merger, the paying agent will send you a letter of transmittal that will contain detailed instructions for surrendering your certificates of Security Financial common stock. If you hold your Security Financial common stock in "street name," your broker, bank or nominee will send you the letter of transmittal.

     YOU SHOULD NOT RETURN YOUR SECURITY FINANCIAL COMMON STOCK CERTIFICATES WITH THE ENCLOSED PROXY, AND YOU SHOULD NOT SEND YOUR STOCK CERTIFICATES TO THE PAYING AGENT UNTIL YOU RECEIVE THE LETTER OF TRANSMITTAL.

     If your Security Financial common stock certificates have been lost, stolen or destroyed, you will have to prove your ownership of these certificates and that they were lost, stolen or destroyed before you receive any payment for your shares.

     Two hundred seventy days following the closing of the merger, Standard Bancshares will be entitled at its election to cause the paying agent to deliver to Standard Bancshares any funds not disbursed to former Security Financial stockholders. Thereafter, the payment obligation for any certificate representing Security Financial common stock that has not been satisfied will become the responsibility of Standard Bancshares only as a general creditor.

     Neither Standard Bancshares, Security Financial, the paying agent nor any other party to the merger will be liable to any former holder of Security Financial common stock for any funds delivered to a public official pursuant to applicable abandoned property or escheat laws.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

     The following discussion addresses the material United States federal income tax consequences of the merger to holders of Security Financial common stock. This discussion applies only to Security Financial stockholders that hold their Security Financial common stock as a capital asset within the meaning of
Section 1221 of the Internal Revenue Code of 1986, as amended. Further, this discussion does not address all aspects of United States federal taxation that may be relevant to a particular stockholder in light of its personal circumstances or to stockholders subject to special treatment under the United States federal income tax laws including: banks or trusts; tax-exempt organizations; insurance companies; dealers in securities or foreign currency; traders in securities who elect to apply a mark-to-market method of accounting; pass-through entities and investors in such entities; foreign persons; stockholders who received their Security Financial common stock through the exercise of employee stock options, through a tax-qualified retirement plan or otherwise as compensation; and stockholders who hold Security Financial common stock as part of a hedge, straddle, constructive sale, conversion transaction or other integrated instrument.

     This discussion is based on the Internal Revenue Code of 1986, as amended, Treasury regulations, administrative rulings and judicial decisions, all as in effect as of the date of this proxy statement and all of which are subject to change (possibly with retroactive effect) and to differing interpretations. Tax considerations under state, local and foreign laws are not addressed in this document. The tax consequences of the merger to you may vary depending upon your particular circumstances. Therefore, you should consult your tax advisor to determine the particular tax consequences of the merger to you, including those relating to state and/or local taxes.

     Neither Security Financial nor Standard Bancshares has requested or will request a ruling from the Internal Revenue Service as to any of the tax effects to Security Financial's stockholders of the transactions discussed in this proxy statement, and no opinion of counsel has been or will be rendered to Security Financial's stockholders with respect to any of the tax effects of the merger to stockholders.

     Security Financial stockholders will recognize gain or loss for federal income tax purposes equal to the difference, if any, between the cash received and such stockholder's aggregate adjusted tax basis in the Security Financial common stock surrendered in exchange for the cash. The gain or loss will be a capital gain or loss, provided that such shares were held as capital assets of the Security Financial stockholder at the effective time of the merger. The gain or loss will be long-term capital gain or loss if the Security Financial stockholder's holding period is more than one year; otherwise, the capital gain or loss will be short-term. The Internal Revenue Code contains limitations on the extent to which a taxpayer may deduct capital losses from ordinary income.

BACKGROUND OF THE MERGER

     Since the completion of Security Financial's initial public offering on January 5, 2000, Security Financial's board of directors and management have reviewed the strategic alternatives available to Security Financial for maximizing stockholder value, including, among other things, pursuing acquisition opportunities as a means of deploying the capital Security Financial raised in its public offering. However, the board of directors and management had little success in identifying other institutions that would be interested in being acquired, and which could be acquired at a price that would result in the acquisition being accretive to Security Financial's earnings. The board of directors was aware of Office of Thrift Supervision regulations that would make it difficult for a third party to consummate a merger or sales transaction with Security Financial within three years of Security Federal's mutual to stock conversion. Consequently, the board of directors primarily focused on internal improvements to Security Financial's operations as a means to enhance shareholder value.

     In January 2002, Security Financial's management was approached by another financial institution to explore whether a merger might make sense. Informal discussions took place regarding the possibility of a merger. Security Financials's board of directors engaged Keefe, Bruyette & Woods, Inc., an investment banking firm, for the sole purpose of analyzing a merger with that financial institution and providing the board of directors with advice regarding such a merger. A written non-binding expression of interest was received by the board of directors on March 4, 2002. The non-binding expression of interest proposed the payment of a fixed value in exchange for 100% of the outstanding shares of Security Financial, with 40% of the total value to be paid in the potential acquirer's stock, and 60% in cash.

     Also in March 2002, the Security Financial board of directors directed management to enter into an engagement with an independent financial advisor who would familiarize itself with the business and prospects of Security Financial, assess Security Financial's strategic plan, analyze the various alternatives available to Security Financial and make a formal report to the board of directors. Howe Barnes was then engaged. In conjunction with its assessment of Security Financial, Howe Barnes was asked to analyze the market and perform a valuation analysis on Security Financial.

     On March 22, 2002, the board of directors met to consider the non-binding expression of interest it had received. Security Financial's outside counsel, Muldoon Murphy & Faucette LLP, addressed the board of directors with regard to its fiduciary duties in the merger context. A representative from Keefe, Bruyette gave a presentation to the board of directors, which included an overview of the non-binding expression of interest, and merger and acquisition pricing generally. It was made clear that the value proposed was contingent on a due diligence review by the potential acquirer of Security Financial as well as OTS approval to make a formal offer.

     In addition, representatives from Howe Barnes attended the March 22, 2002 meeting to deliver its report to the board of directors. The following strategic options were examined: maintain the status quo; take Security Financial private; pursue acquisitions and grow Security Financial; or engage in a business combination with another party. A brief analysis of those options and their probable consequences for value enhancement and liquidity, the risk to value maximization, the time necessary to achieve a positive result, and the impact on shareholders was provided. Finally, a valuation analysis of Security Financial was provided. It was noted that in conjunction with its valuation analysis, various companies were contacted regarding whether they would be interested in acquiring Security Financial and at what price. Three preliminary indications of interest were presented. Following Howe Barnes' presentation, the board of directors of Security Financial resolved that while Security Financial's strategy continued to be a strategy of remaining independent, it should continue to explore all potential options for enhancing shareholder value, including the continued consideration of the expression of interest that had been received, and any interest another company may have in Security Financial. Finally, it was agreed that the potential acquirer that had submitted the non-binding expression of interest should be permitted to perform due diligence on Security Financial.

     On May 10, 2002, Security Financial received a written non-binding expression of interest from another financial institution. The form of merger consideration proposed by the second potential acquirer was 60% cash and 40% stock. Although the merger consideration proposed by the second potential acquirer was very close in value to the proposal received from the first potential acquirer, unlike that offer, which proposed a stated value that would not fluctuate, the value offered by the second potential acquirer in its expression of interest would fluctuate depending upon the value of the second potential acquirer's shares.

     On May 29, 2002, the Security Financial board of directors met to consider both non-binding expressions of interest. The board of directors considered at length the values proposed and the positive and negative aspects of the second non-binding of interest received given the stock portion of the merger consideration would be subject to market risk through closing. In addition, it was noted that, as drafted, it was unclear how exactly the merger consideration proposed by the second potential acquirer would be calculated. It was ultimately determined that the second potential acquirer should be directed to clarify its expression of interest before the board of directors could act on pursuing either expression of interest. On May 31, 2002, the Security Financial board of directors met to discuss a revised and clarified expression of interest that had been received by Security Financial from the second potential acquirer. The board of directors then resolved to permit the second potential acquirer to conduct due diligence.

     On June 12, 2002, the first potential acquirer submitted a revised expression of interest offering greater merger consideration than proposed in March. On June 18, 2002, the second potential acquirer submitted a revised non-binding expression of interest, and had enhanced its indication of value as well. Because the two proposals were still very close in value, the board of directors directed management to engage an independent financial adviser to provide the board of directors with guidance regarding which proposal would provide stockholders with the greatest value. RP Financial, LC. was then retained.

     A meeting of the board of directors was held on June 20, 2002, to hear presentations from the three financial advisers hired by Security Financial. A representative from Keefe, Bruyette analyzed the revised expression of interest submitted by the first potential acquirer, and a representative of Howe Barnes analyzed the revised expression of interest submitted by the second potential acquirer. In addition, the board of directors received a detailed presentation from RP Financial. Among other factors, the market available for each of the two potential acquirers' stock was reviewed. It was noted that while the first potential acquirer's stock was traded on the OTC Bulletin Board, with very little liquidity, the second potential acquirer's stock was traded on Nasdaq. The difficulty Security Financial's stockholders would have liquidating the stock received from the first potential acquirer was reviewed in detail. The two proposals were also examined on a pro forma basis. Following substantial discussion, the board of directors determined the second potential acquirer's indication of interest was preferable. It was noted, however, that there would be an impediment to moving forward with any merger transaction due to the Office of Thrift Supervision Regulations requiring a potential acquirer to seek Office of Thrift Supervision approval prior to making a formal offer, which had not yet been done by either of the potential acquirers. Howe Barnes was directed to inquire about the status of the second potential acquirers' Office of Thrift Supervision filing.

     On July 18, 2002, the first potential acquirer submitted a revised preliminary expression of interest. The revised proposal increased the amount of merger consideration being proposed. On July 19, 2002, the board of directors met to consider the revised expression of interest and to compare it to the second potential acquirer's expression of interest, which remained unchanged from what the board of directors had considered in June. RP Financial was again requested to provide an independent financial analysis of the two expressions of interest. The lack of liquidity in the first potential acquirer's stock was still a substantial concern. Ultimately, the board of directors determined that the expression of interest from the second potential acquirer was still preferable to that submitted by the first potential acquirer.

     On August 1, 2002, Standard Bancshares sent an unsolicited letter to Mr. Hyland offering $24.00 in cash in exchange for each share of Security Financial outstanding common stock. On August 15, 2002, Standard Bancshares submitted a preliminary non-binding expression of interest, which provided more details regarding its proposal. The Security Financial board of directors met on August 16, 2002 to consider the Standard Bancshares preliminary non-binding expression of interest. RP Financial reviewed the preliminary non-binding expression of interest in detail and compared it to the preliminary non-binding expressions of interest received from the other potential acquirers. All three preliminary non-binding expressions of interest that were before Security Financial were analyzed in detail. It was discussed that because a portion of the consideration offered by the other two potential acquirers was stock, it was necessary to evaluate each company and the potential growth in each company's stock on a going forward basis compared to the value of the Standard Bancshares proposal. Finally, it was discussed that although Security Financial had been waiting almost two months for the second potential acquirer to file the application with the Office of Thrift Supervision to obtain approval to make a formal offer to Security Financial, Standard Bancshares had already drafted such an application and was prepared to file it. Consequently, it was agreed that Standard Bancshares seemed to be a more motivated purchaser. After extensive analysis and consultation with Security Financial's financial adviser, Security Financial's board of directors concluded that the preliminary non-binding expression of interest submitted by Standard Bancshares was superior to the other two proposals.

     The board of directors then discussed at length whether Security Financial should contact other potential merger partners to attempt to obtain a more favorable merger proposal. RP Financial noted that, while it is always possible that a third party might make a more favorable proposal, the three merger proposals that Security Financial had already received appeared to be within the range of fair value for the stockholders. Further, it was noted that when Howe Barnes had done its valuation analysis of Security Financial, Howe Barnes had stated its belief that it had evaluated every financial institution that would reasonably be interested in a business combination with Security Financial. It was determined that the board of directors had already engaged in a competitive bidding process and attempting to seek new potential merger partners was unlikely to be productive and could cause Standard Bancshares to lose interest in pursuing a transaction with Security Financial. Consequently, the board of directors determined it was not in the best interests of stockholders for Security Financial to seek merger proposals from other parties.

     After Standard Bancshares was advised that Security Financial was interested in pursing a merger transaction with Standard Bancshares, Standard Bancshares, in August, 2002, filed an application with the Office of Thrift Supervision seeking permission to make a formal acquisition proposal to Security Financial. In September, 2002, Standard Bancshares provided Security Financial with a draft of a proposed definitive merger agreement, and representatives of the parties began discussions with regard to the terms and conditions of a definitive agreement. Consistent with the regulations of the Office of Thrift Supervision, however, Standard Bancshares did not request that the draft agreement either be presented to Security Financial's board of directors for consideration, or be executed by Security Financial, until the earlier of Office of Thrift Supervision approval of Standard Bancshares' pending application to make a formal acquisition proposal to Security Financial, or January 6, 2003, the date on which the restrictions on merger proposals in the Office of Thrift Supervision's regulations would no longer be applicable to Security Financial. In December, 2002, Standard Bancshares concluded that the Office of Thrift Supervision was unlikely to approve Standard Bancshares' pending application prior to January 6, 2003 and, therefore, Standard Bancshares withdrew its application.

     The parties discussed the terms of a definitive merger agreement throughout the fourth quarter of 2002 and January, 2003. On January 28, 2003, at a regularly scheduled board of directors meeting, a definitive merger agreement was presented to the board of directors. At the meeting, Howe Barnes made a presentation on the fairness, from a financial point of view, of the merger consideration to the Security Financial stockholders. Muldoon Murphy & Faucette LLP led a discussion on and analyzed each section of the definitive merger agreement with Security Financial's board of directors and reviewed with the board of directors its fiduciary duties to stockholders in the merger context. Following detailed discussions on the foregoing, Security Financial's board of directors approved the merger agreement subject to certain modifications. John Palmer, the Chairman of the Board of Security Financial, was authorized to execute the merger agreement on behalf of the board of directors subject to the definitive merger agreement being modified. The definitive merger agreement was ultimately executed on February 6, 2003. Security Financial and Standard Bancshares announced the execution of the merger agreement by a joint press release issued on February 7, 2003.

SECURITY FINANCIAL'S REASONS FOR THE MERGER

     Security Financial's board of directors has unanimously approved the merger agreement and recommends that Security Financial stockholders vote "FOR" the approval of the merger agreement.

     Security Financial's board of directors has determined that the merger and the merger agreement are fair to, and in the best interests of, Security Financial and its stockholders. In approving the merger agreement, Security Financial's board of directors also consulted with legal counsel regarding its legal duties and the terms of the merger agreement, and with Howe Barnes with respect to the financial aspects and fairness of the transaction from a financial point of view to its stockholders. In arriving at its determination, Security Financial's board of directors also considered a number of factors, including the following:

     o the process followed by Security Financial and its financial advisor in connection with the sale helped to ensure that an offer more favorable than Standard Bancshares' offer was not available;

     o the consideration offered by Standard Bancshares was significantly higher than any other bids received by Security Financial;

     o the board of directors considered the book value and earnings per share of Security Financial's common stock and various pricing and other data in an attempt to establish Security Financial's value in a merger or sales transaction;

     o Security Financial's assessment of Standard Bancshares's ability to pay the aggregate merger consideration without third party financing;

     o the opinion of Security Financial's financial advisor that the $24.00 merger consideration is fair from a financial point of view to Security Financial's stockholders;

     o the review conducted by the board of directors of the strategic options available to Security Financial and the assessment of the board of directors that none of those options presented superior opportunities or were likely to create greater value for Security Financial stockholders than the prospects presented by the proposed merger with Standard Bancshares;

     o Standard Bancshares's indication that it would likely retain most of Security Financial's employees;

     o the current and prospective economic, competitive and regulatory environment facing Security Financial, Standard Bancshares and the financial services industry generally;

     o the board of directors' assessment that Security Financial would better serve the convenience and needs of its customers and the communities that it serves through affiliation with a financial institution such as Standard Bancshares that had a larger infrastructure, wider selection of financial products and services and more prominent market position;

     o the board of directors' belief that, while no assurances could be given, the probability of consummating the merger appeared to be high and the business and financial advantages contemplated in connection with the merger appeared achievable within a reasonable time frame;

     o the likelihood of Standard Bancshares obtaining regulatory approval of the merger;

     o the likelihood of Security Financial stockholders approving the merger; and

     o the fact that appraisal rights will be available under Delaware law with respect to the merger.

     The foregoing discussion of the information and factors considered by Security Financial's board of directors is not intended to be exhaustive, but constitutes all material factors considered by the Security Financial board of directors. In view of the variety of factors considered in connection with its evaluation of the merger agreement and the transactions contemplated by it, the Security Financial board of directors did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the specific factors considered in reaching its determination and individual directors may have given different weights to the different factors.

OPINION OF SECURITY FINANCIAL'S FINANCIAL ADVISOR

     At the request of the board of directors of Security Financial at its January 28, 2003 board meeting, at which the terms of the proposed merger were discussed and considered, Howe Barnes delivered an opinion to Security Financial's board of directors that, as of January 28, 2003, the consideration to be received by the holders of shares of Security Financial common stock was fair, from a financial point of view, to the holders of Security Financial common stock. Howe Barnes confirmed its January 28, 2003 opinion on February 6, 2003 and again on the date of this proxy statement that, as of each respective date and based on the matters set forth in the opinion, the merger consideration is fair, from a financial point of view, to the holders of Security Financial common stock.

     THE FULL TEXT OF HOWE BARNES' OPINION DATED THE DATE OF THIS PROXY STATEMENT, WHICH SETS FORTH ASSUMPTIONS MADE, PROCEDURES FOLLOWED, MATTERS CONSIDERED, AND LIMITS ON THE REVIEW UNDERTAKEN BY HOWE BARNES, IS ATTACHED AS APPENDIX B AND IS INCORPORATED HEREIN BY REFERENCE. THE DESCRIPTION OF THE HOWE BARNES OPINION SET FORTH IN THIS PROXY STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF SUCH OPINION. SECURITY FINANCIAL STOCKHOLDERS ARE URGED TO READ THE HOWE BARNES OPINION IN ITS ENTIRETY.

     Howe Barnes' opinion is limited to the fairness, from a financial point of view, of the merger consideration to be received by the holders of Security Financial common stock and does not address Security Financial's underlying business decision to proceed with the merger. The opinion is directed only to the merger consideration in the merger and does not constitute a recommendation to any holder of Security Financial common stock as to how such holder should vote with respect to the merger agreement at any meeting of holders of Security Financial common stock.

     Howe Barnes, as part of its investment banking business, is regularly engaged in the valuation of banks and bank holding companies, thrifts and thrift holding companies, and various other financial services companies, in connection with mergers and acquisitions, initial and secondary offerings of securities, and valuations for other purposes. The Security Financial board of directors selected Howe Barnes on the basis of its familiarity with the financial services industry, its qualifications, ability, previous experience, and its reputation with respect to such matters.

     For purposes of its opinion dated January 28, 2003, and updated February 6, 2003 and the date of this proxy statement, in connection with its review of the proposed transaction with Standard Bancshares, Howe Barnes, among other things:

     o    reviewed the merger agreement and the specific terms of the merger;

     o participated in discussions with representatives of Security Financial concerning the company's financial condition, businesses, assets, earnings prospects, and senior management's views as to its future financial performance;

     o reviewed certain publicly available financial statements, both audited (where available) and unaudited, and related financial information of Security Financial and Standard Bancshares, including those included in their most recent respective Annual Reports and/or Form 10-K and the Quarterly Reports on Form 10-Q, as well as other internally generated reports relating to asset/liability management, asset quality, and so forth;

     o reviewed certain financial forecasts and projections of Security Financial prepared by its management and reviewed publicly available information for Security Financial;

     o discussed and reviewed certain aspects of the past and current business operations, financial condition, and future prospects of Security Financial with certain members of management;

     o reviewed reported market prices and historical trading activity of Security Financial common stock;

     o reviewed certain aspects of the financial performance of Security Financial and compared such financial performance of Security Financial, together with stock market data relating to Security Financial common stock, with similar data available for certain other financial institutions and certain of their publicly traded securities; and

     o reviewed certain of the financial terms, to the extent publicly available, of certain recent business combinations involving other financial institutions.

     In conducting its review and rendering its opinion dated the date hereof, Howe Barnes assumed and relied upon, without independent verification, the accuracy and completeness of all of the financial and other information that has been provided to Howe Barnes by Security Financial, Standard Bancshares, and their respective representatives, and of the publicly available information that was reviewed by Howe Barnes. Howe Barnes is not an expert in the evaluation of allowances for loan losses and has not independently verified such allowances, and has relied on and assumed that the aggregate allowances for loan losses set forth in the balance sheets of each of Security Financial and Standard Bancshares at December 31, 2002 are adequate to cover such losses and complied fully with applicable law, regulatory policy, and sound banking practice as of the date of such financial statements. Howe Barnes was not retained to and did not conduct a physical inspection of any of the properties or facilities of Security Financial or Standard Bancshares, did not make any independent evaluation or appraisal of the assets, liabilities or prospects of Security Financial or Standard Bancshares, was not furnished with any such evaluation or appraisal, and did not review any individual credit files. Howe Barnes' opinion is necessarily based on economic, market, and other conditions as in effect on, and the information made available to us as of, the date hereof.

     The following is a brief summary of the analyses presented by Howe Barnes to Security Financial's board of directors in connection with Howe Barnes' written opinion.

     COMPARABLE TRANSACTION ANALYSIS. As part of its analyses, Howe Barnes reviewed 12 completed or pending comparable mergers and acquisitions of savings institutions headquartered throughout the United States announced from January 4, 2002 to September 19, 2002 in which total assets of the acquired company were in the approximate range of $100 million to $300 million ("Comparable Transactions"). The Comparable Transactions included the following transactions:


   ANNOUNCE
     DATE                           SELLER                                       BUYER
-----------------  -------------------------------------------  -----------------------------------
09/19/02           Empire Federal Bancorp, Inc.                 Sterling Financial Corporation

09/05/02           CBES Bancorp, Inc.                           NASB Financial Inc.

07/23/02           Family Savings Bank, FSB                     Boston Bank of Commerce

07/22/02           Big Foot Financial Corporation               Midwest Banc Holdings Inc.

06/06/02           American Home Loan Corporation               FBOP Corporation

05/30/02           CFS Bancshares Inc.                          Citizens Bancshares Corporation

04/10/02           Massachusetts Fincorp, Inc.                  Abington Bancorp, Inc.

03/11/02           USABancShares.com, Inc.                      Berkshire Financial Holdings, Inc.

02/27/02           WHG Bancshares Corporation                   BCSB Bankcorp, Inc.

02/07/02           Prestige Bancorp, Inc.                       Northwest Bancorp, Inc.

01/10/02           Pulaski Bancorp, Inc.                        Kearny, MHC

01/04/02           First Colony Bancshares, Inc.                Peoples Bancorp Inc.

For each transaction for which data was available, Howe Barnes calculated the multiple of the offer value to the acquired company's: (i) earnings per share for the twelve months preceding ("LTM"); (ii) premium to core deposits; (iii) book value per share; (iv) tangible book value per share; and (v) assets. Howe Barnes compared these multiples with the corresponding multiples for the merger, valuing the merger consideration at $24.00 per share or $44.7 million plus an additional $1.2 million to be paid for the outstanding options. In calculating the multiples for the merger, Howe Barnes used Security Financial's earnings per share for the twelve months ended December 31, 2002, and book value per share, tangible book value per share and core deposits as of December 31, 2002.

                        PRICE/LTM EPS      CORE DEPOSIT     PRICE/BOOK VALUE   PRICE/TANGIBLE
                            RATIO            PREMIUM              (%)            BOOK VALUE      PRICE/ASSETS (%)
                             (X)               (%)                                   (%)
                        ---------------    ---------------  -----------------  ----------------  -----------------
High:                             95.51              17.65             253.27            253.27              27.06

Low:                              10.25               0.24             100.68            100.68               1.21

Mean:                             30.43               4.98             132.99            135.68              12.18

Median:                           21.09               3.14             112.80            116.91              12.91

Merger
Consideration
for Security
Financial:                        116.9               6.49             124.07            124.07              23.12

     No company or transaction used in the above analyses as a comparison is identical to Security Financial, Standard Bancshares, or the merger. Accordingly, an analysis of the results of the foregoing is not mathematical; rather, it involves complex considerations and judgments concerning differences in financial operating characteristics, including, among other things, differences in revenue composition and earnings performance among the companies, and other facts that could affect the public trading value of the companies to which they are being compared.

     COMPARABLE COMPANY ANALYSIS. Howe Barnes calculated, reviewed, and compared selected publicly-available financial data and ratios (at or for the twelve months ended either September 30, 2002 or December 31, 2002) and trading multiples (as of January 27, 2003) for Security Financial to the corresponding ratios and multiples of publicly-traded Illinois and Indiana thrifts with total assets between $100 and $300 million (the "Security Financial Peer Group") consisting of:

        TICKER                      COMPANY NAME                          CITY                 STATE
----------------------  -------------------------------------  --------------------------- --------------
AMFC                    AMB Financial Corp.                    Munster                           IN
BRBI                    Blue River Bancshares, Inc.            Shelbyville                       IN
FBEI                    First Bancorp of Indiana, Inc.         Evansville                        IN
FBTC                    First BancTrust Corporation            Paris                             IL
FFBI                    First Federal Bancshares, Inc.         Colchester                        IL
FFED                    Fidelity Federal Bancorp               Evansville                        IN
FFWC                    FFW Corporation                        Wabash                            IN
GTPS                    Great American Bancorp, Inc.           Champaign                         IL
LOGN                    Logansport Financial Corp.             Logansport                        IN
NBSI                    North Bancshares, Inc.                 Chicago                           IL
NEIB                    Northeast Indiana Bancorp, Inc.        Huntington                        IN
PBNC                    PFS Bancorp, Inc.                      Aurora                            IN
PFED                    Park Bancorp, Inc.                     Chicago                           IL
RIVR                    River Valley Bancorp                   Madison                           IN
SOBI                    Sobieski Bancorp, Inc.                 South Bend                        IN
UCBC                    Union Community Bancorp                Crawfordsville                    IN

     The companies in the Security Financial Peer Group are similar in size to Security Financial, and operate in an economic, geographic, and demographic environment that Howe Barnes deemed to be similar to the environment in which Security Financial operates. Comparative financial statistics were reviewed and particular attention was given to the one-year period leading up to the date of the fairness opinion.

     The financial performance and trading multiples used in comparing Security Financial to the Security Financial Peer Group averages were:

                                                                                                     PRICE TO
                                 PRICE TO              PRICE TO               PRICE TO               TANGIBLE
                                 2001 EPS              LTM EPS               BOOK VALUE             BOOK VALUE
                                   (X)                   (X)                    (%)                     (%)
                            -----------------    -------------------   --------------------   --------------------
High:                                   26.54                  26.54                 130.73                 134.15
Low:                                    10.73                   9.73                  79.98                  83.29
Mean:                                   16.20                  15.58                  96.18                  99.04
Median:                                 14.41                  14.41                  93.36                  95.07
Security Financial:                     41.49                  99.22                 114.85                 114.85

     DISCOUNTED CASH FLOW ANALYSIS. Using discounted cash flow analysis, Howe Barnes estimated the future dividend streams that Security Financial could produce over the period from January 1, 2003 through December 31, 2007, assuming annual asset growth rates and further assumed Security Financial performed in accordance with recent historical trends and the future outlook of Security Financial management. Howe Barnes calculated terminal values as a perpetuity with an asset growth rate of 3.0%. The dividend streams and terminal value were discounted to present values using discount rates that reflect different assumptions regarding the required rates of return to holders and prospective buyers of Security Financial common stock. Howe Barnes estimated a range of terminal values by applying multiples to estimated fiscal year-end 2007 net income. The range of terminal multiples was chosen based on past and current trading multiples of institutions similar to Security Financial and past and current multiples of comparable merger and acquisition transactions. The range of present values of Security Financial resulting from this analysis was then compared with the merger consideration.


                                                        LONG-TERM GROWTH   TERMINAL MULTIPLES   CALCULATED VALUES
                 GROWTH RATE         DISCOUNT RATE            RATE
             ------------------- ---------------------- ----------------- -------------------- --------------------
High:                      5.00%               15.00%               3.00%                  20x    $45.0 million

Low:                       3.00%               12.00%               3.00%                  18x    $41.1 million

     The foregoing is a summary of the material financial analyses performed by Howe Barnes and presented to the Security Financial board of directors, but does not purport to be a complete description of the analyses performed by Howe Barnes. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Furthermore, in arriving at its opinion, Howe Barnes did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Howe Barnes' opinion. The ranges of valuations resulting from any particular analysis described above should not be taken to be Howe Barnes' view of the actual value of Standard Bancshares, or the current or future trading price for Security Financial common stock.

     In performing its analyses, Howe Barnes made numerous assumptions with respect to industry performance, business and economic conditions and other matters, many of which are beyond the control of Security Financial and Standard Bancshares. The analyses performed by Howe Barnes are not necessarily indicative of actual values of future results, which may be significantly more or less favorable than suggested by such analyses. Such analyses were prepared solely as part of Howe Barnes' analysis of the fairness of the merger consideration, from a financial point of view, to the holders of Security Financial common stock. The analyses do not purport to be appraisals or to reflect the prices at which a company or its securities may actually be bought or sold.

     Pursuant to the terms of a letter agreement dated March 1, 2002, Security Financial agreed to pay Howe Barnes for its services in connection with the merger, including the rendering of its opinion. Pursuant to its engagement of Howe Barnes, Security Financial agreed to pay Howe Barnes a cash fee of $172,323 upon execution of the merger agreement and rendering of the fairness opinion and $172,323 payable on the closing date, for advisory services rendered in connection with reaching the merger agreement. In addition, Security Financial agreed to indemnify Howe Barnes against certain liabilities arising out of its engagement, including liabilities under the federal securities laws.

INTERESTS OF DIRECTORS AND OFFICERS IN THE MERGER THAT ARE DIFFERENT FROM YOUR INTERESTS

     Some members of Security Financial's management and board of directors may have interests in the merger that are in addition to or different from the interests of Security Financial stockholders. The Security Financial board of directors was aware of these interests and considered them in approving the merger agreement. Included below is a summary of some of the agreements and benefit plans under which officers or directors participate and under which benefits will be paid in accordance with the merger agreement.

     LETTER OF UNDERSTANDING WITH JOHN P. HYLAND AND TERMINATION OF THE SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN. In connection with the execution of the merger agreement, John P. Hyland, President and Chief Executive Officer of Security Financial and Security Federal, entered into a letter of understanding with Standard Bancshares. Provisions in the letter of understanding provide for the following, among other items:

     o immediately after the effective time of the merger, John P. Hyland will resign from all officer and director positions he holds with Security Financial and any of its subsidiaries and his employment will terminate;

     o John P. Hyland will receive, at the effective time of the merger, a payment not to exceed $146,080 in connection with the termination of the Security Federal Bank & Trust Supplemental Executive Retirement Plan which plan currently makes up for benefits lost under Security Federal's tax qualified plans due to Internal Revenue Service limitations and provides a supplemental employee stock ownership plan benefit to participants in connection with a change in control of Security Federal or Security Financial prior to the complete repayment of the loan to the employee stock ownership plan (the merger will constitute a change in control under the plan); and

     o John P. Hyland's agreement to execute a non-competition agreement with Standard Bancshares (as discussed below).

     NON-COMPETITION AGREEMENT WITH JOHN P. HYLAND. Standard Bancshares recognizes the need to obtain from John P. Hyland post-employment restrictive covenants in order to realize the full value of the merger and to achieve its anticipated operating results. Therefore, in connection with the execution of the merger agreement, Standard Bancshares and John P. Hyland entered into a non-competition agreement, effective at the effective time of the merger, to ensure that John P. Hyland will not have the ability to use his local contacts and experience to compete immediately with Standard Bancshares. The non-competition agreement will have a six-month term and will provide for a lump sum payment of $50,000 in consideration of John P. Hyland being subject to the non-competition requirements.

     LETTER OF UNDERSTANDING WITH PATRICK J. HUNT AND TERMINATION OF HIS EMPLOYMENT AGREEMENT. In connection with the execution of the merger agreement, Patrick J. Hunt, Executive Vice President and Chief Financial Officer of Security Financial and Security Federal, entered into a letter of understanding with Standard Bancshares. Provisions in the letter of understanding provide for the following, among other items:

     o immediately after the effective time of the merger, Patrick J. Hunt will resign from all officer positions he holds with Security Financial and any of its subsidiaries and his employment with Standard Bancshares will be at-will; and

     o Patrick J. Hunt will receive, at the effective time of the merger and subject to applicable limits, a payment of no more than $273,964 from Standard Bancshares and 24 months of continued insurance coverage in connection with the termination of his employment agreement with Security Federal which agreement currently provides him with a severance payment and continuation of certain employee benefits following a change in control of Security Financial or Security Federal and the termination of his employment with Security Federal (the merger will constitute a change in control under his employment agreement).

     In addition, Standard Bancshares has agreed that on the closing date of the merger, Standard Bancshares will offer Patrick J. Hunt the position of Chief Financial Officer of Standard Bancshares. Patrick J. Hunt will be paid a base salary of $96,720 per year, and Standard Bancshares is expected to retain Patrick J. Hunt at least until the date on which the systems' data conversion is completed.

     VESTING OF SECURITY FINANCIAL RESTRICTED STOCK. Directors, officers and employees of Security Financial received restricted stock awards that vest equally over a five-year period under the Security Financial Bancorp, Inc. 2000 Stock-Based Incentive Plan. Under the terms of the plan, all unvested restricted stock awards immediately vest upon a change in control of Security Financial. The merger will constitute a change in control of Security Financial under the plan. As of April 25, 2003, the directors and executive officers of Security Financial and Security Federal held a total of 48,107 shares of unvested restricted stock, which will be converted into the right to receive the same $24.00 per share merger consideration as all other shares of Security Financial common stock. The following table reflects the number of shares of unvested restricted stock held by directors and executive officers and the payment that each will receive in exchange for their unvested shares of restricted stock.

                                                           NUMBER OF SHARES        TOTAL PAYMENT
                                                              OF UNVESTED           FOR UNVESTED
       NAME                                                RESTRICTED STOCK       RESTRICTED STOCK
       --------                                          ---------------------- ---------------------
       Vincent Cainkar                                                     800             $  19,200
       Howard O. Cyrus, Sr.                                              2,000                48,000
       Sheila Donoghue                                                     800                19,200
       Dr. Peter Ferrini                                                 2,600                62,400
       John P. Hyland                                                   15,507               372,168
       Jay D. Johnson                                                      800                19,200
       Tula Kavadias                                                     2,000                48,000
       Richard J. Lashley                                                  800                19,200
       Robert L. Lauer                                                   1,600                38,400
       John Wm. Palmer                                                     800                19,200
       Philip T. Rueth                                                   2,000                48,000
       All executive officers who are not directors
       (9) persons(1)                                                   18,400               441,600

     ---------------------------------------------------
     (1) Includes directors of Security Federal.

     SECURITY FINANCIAL STOCK OPTIONS. Immediately prior to the closing of the merger, all outstanding options to purchase shares of Security Financial common stock will become immediately exercisable and vested, to the extent not already exercisable and vested. At the closing of the merger, all options will be cancelled and Security Financial will pay each holder an amount equal to the excess of the $24.00 per share merger consideration over the exercise price per share of each option, net of any cash which must be withheld under federal and state income and employment tax requirements. As of April 25, 2003, the directors and executive officers of Security Financial and Security Federal held options to purchase a total of 160,059 shares of Security Financial common stock with a weighted average exercise price of $17.16. The following table reflects for directors and officers the number of options that will vest as a result of the merger, the number of options held by each and the payment that each will receive in exchange for his or her options.

       NAME                                              NUMBER OF OPTIONS      TOTAL          TOTAL PAYMENT
                                                        VESTING AS A RESULT     NUMBER          FOR OPTIONS
                                                           OF THE MERGER      OF OPTIONS
       -------                                          --------------------- ----------- ---------------------
       Vincent Cainkar                                                 4,652       5,815              $ 24,539
       Howard O. Cyrus, Sr.                                            4,652       5,815                41,403
       Sheila Donoghue                                                 4,652       5,815                24,539
       Dr. Peter Ferrini                                               4,652       5,815                41,403
       John P. Hyland                                                 38,768      48,461               345,042
       Jay D. Johnson                                                  4,652       5,815                24,539
       Tula Kavadias                                                   4,652       5,815                41,403
       Richard J. Lashley                                              4,652       5,815                41,403
       Robert L. Lauer                                                 4,652       5,815                41,403
       John Wm. Palmer                                                 4,652       5,815                41,403
       Philip T. Rueth                                                 4,652       5,815                41,403
       All executive officers who are not directors (9)
       persons(1)                                                     47,758      53,448               380,550

     ------------------------------------------------------
     (1) Includes directors of Security Federal.

     AMENDMENT TO EMPLOYEE SEVERANCE COMPENSATION PLAN. In connection with the merger, Security Federal agreed to amend the Security Federal Bank & Trust Employee Severance Compensation Plan in several respects. The amendment generally provides that participants will receive a severance benefit under the plan if they terminate employment within one year of a change in control for any reason except the following:

     o if the participant terminates employment by reason of death, voluntary retirement, voluntary termination, disability, or termination for cause;

     o if the participant is on or commences a leave of absence or other interruption of employment that does not constitute a termination of employment;

     o if the participant declines an offer to continue in his present position or an offer to work in another similar position requiring skills and knowledge similar to those required in his current position and with the same or greater salary or rate of pay;

     o if the participant declines an offer to work at another facility or location that is not more than 35 miles from his current place of employment and the offer is for a position that is the same as his present position or a similar position requiring skills and knowledge similar to those required in his current position and with the same or greater salary or rate of pay and job responsibilities; or

     o if the participant refuses to execute a general release of legal claims.

     MAINTENANCE OF AN ADVISORY BOARD. Standard Bank will maintain an advisory board for the purpose of advising Standard Bank on the former Security Federal operations. The advisory board will include certain members of the board of directors of Security Federal. Each advisory board member will be paid a fee of $500 for each meeting attended.

     TERMINATION OF SECURITY FINANCIAL ESOP. Security Financial will terminate its employee stock ownership plan upon completion of the merger. The plan will repay its existing loan from Security Financial and will allocate the remaining cash representing earnings on trust assets to the accounts of the plan participants, including John P. Hyland and Patrick J. Hunt, in proportion to their account balances, to the extent allowed under applicable law and the governing documents of the plan.

     PROTECTION OF SECURITY FINANCIAL DIRECTORS AND OFFICERS AGAINST CLAIMS. Standard Bancshares has agreed to indemnify and hold harmless each present and former director and officer of Security Financial and its subsidiaries for a period of three years following consummation of the merger from liability and expenses arising out of matters existing or occurring at or before the consummation of the merger to the fullest extent that he or she would have been entitled under Security Financial's, or the subsidiary's, certificate of incorporation and bylaws. Standard Bancshares will advance any related costs to each of these persons as they are incurred. Standard Bancshares will also maintain a policy of directors' and officers' liability insurance coverage for the benefit of Security Financial's directors and officers for three years following consummation of the merger, subject to certain limitations on the amount of premiums to be paid.

APPROVALS NEEDED TO COMPLETE THE MERGER

     In addition to the approval of the merger agreement by the Security Financial stockholders, completion of the merger and the transactions contemplated by the merger agreement are subject to the prior approval of the Federal Reserve Bank of Chicago, the Federal Deposit Insurance Corporation and the State of Illinois. In reviewing applications, the Federal Reserve Bank of Chicago, the Federal Deposit Insurance Corporation, and the State of Illinois must consider, among other factors, the financial and managerial resources and future prospects of the existing and resulting institutions, and the convenience and needs of the communities to be served. In addition, the Federal Reserve Bank of Chicago, the Federal Deposit Insurance Corporation and the State of Illinois may not approve a transaction if it will result in a monopoly or otherwise be anti-competitive. Standard Bancshares filed an application with the Federal Reserve Bank of Chicago on March 14, 2003, with the Federal Deposit Insurance Corporation on March 14, 2003, and with the State of Illinois on March 14, 2003. In addition, Security Federal must give notice of the proposed merger with Standard Bank to the Office of Thrift Supervision before the merger occurs. This notice has been given.

     Under the Community Reinvestment Act of 1977, the Federal Deposit Insurance Corporation and the State of Illinois must take into account the record of performance of Security Federal and Standard Bank in meeting the credit needs of the entire community, including low and moderate-income neighborhoods, served by each institution. As part of the review process, bank regulatory agencies may receive comments and protests from community groups and others. Security Federal and Standard Bank each received a "satisfactory" rating during their respective last Community Reinvestment Act examinations.

     In addition, a period of 15 to 30 days must expire following approval by the Federal Deposit Insurance Corporation and the Federal Reserve Bank of Chicago within which period the United States Department of Justice may file objections to the merger under the federal anti-trust laws. While the parties to the merger agreement believe that the likelihood of such action by the Department of Justice is remote in this case, there can be no assurance that the Department of Justice will not initiate proceedings to block the merger. If such proceeding is instituted or challenge is made, the parties to the merger agreement cannot ensure a favorable result.

     The merger cannot proceed in the absence of the requisite regulatory approvals. See "THE MERGER AGREEMENT--CONDITIONS TO COMPLETING THE MERGER" AND "THE MERGER AGREEMENT -- OTHER PROVISIONS OF THE MERGER AGREEMENT --TERMINATING THE MERGER AGREEMENT." There can be no assurance that the requisite regulatory approvals will be obtained, and if obtained, there can be no assurance as to the date of any approval. There can also be no assurance that any regulatory approvals will not contain a condition or requirement that causes the approvals to fail to satisfy the conditions set forth in the merger agreement and described under "THE MERGER AGREEMENT--CONDITIONS TO COMPLETING THE MERGER."

     The approval of any application merely implies the satisfaction of regulatory criteria for approval that does not include review of the merger from the standpoint of the adequacy of the consideration to be received by Security Financial stockholders. Furthermore, regulatory approvals do not constitute an endorsement or recommendation of the merger.

FINANCING THE MERGER

     The total amount of funds required to consummate the merger and to pay Standard Bancshares' related fees and expenses is estimated to be approximately $45 million. The funds Standard Bancshares will use to satisfy its obligations will be obtained from: (1) a capital distribution from Standard Bank to Standard Bancshares; (2) funds borrowed by Standard Bancshares from a commercial bank; and (3) cash on hand. The merger is not conditioned on any financing arrangements.

ACCOUNTING TREATMENT OF THE MERGER

     The merger will be accounted for under the purchase method of accounting. Under this method of accounting, Standard Bancshares and Security Financial will be treated as one company as of the date of the merger, and Standard Bancshares will record the fair value of Security Financial's assets (including intangible assets which arise from either contractual or other legal rights or are separable) and liabilities on its consolidated financial statements. Acquisition costs in excess of the fair value of the net assets acquired will be recorded as goodwill. Goodwill will not be amortized for financial accounting purposes, but instead will be tested for impairment annually. Security Financial's results of operations will be included in Standard Bancshares's consolidated income statement after completion of the merger.

DISSENTERS' APPRAISAL RIGHTS

     Under Delaware law, if you both properly make a demand for appraisal in writing prior to the vote taken at the special meeting and you do not vote in favor of the merger, you have the right to seek an appraisal of the fair value of your Security Financial common stock and receive a cash payment of such fair value. SECURITY FINANCIAL STOCKHOLDERS ELECTING TO EXERCISE DISSENTERS' APPRAISAL RIGHTS MUST COMPLY WITH THE PROVISIONS OF SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW IN ORDER TO PERFECT THEIR RIGHTS. SECURITY FINANCIAL WILL REQUIRE STRICT COMPLIANCE WITH THE STATUTORY PROCEDURES. A copy of Section 262 of the Delaware General Corporation Law is attached as Appendix C.

     The following is intended as a brief summary of the material provisions of the Delaware statutory procedures required to be followed by a stockholder in order to dissent from the merger and perfect the stockholder's appraisal rights. This summary, however, is not a complete statement of all applicable requirements and is qualified in its entirety by reference to Section 262 of the Delaware General Corporation Law, the full text of which appears in Appendix C of this proxy statement.

     Section 262 requires that stockholders be notified not less than 20 days before the special meeting to vote on the merger that appraisal rights will be available. A copy of Section 262 must be included with such notice. This proxy statement constitutes Security Financial's notice to its stockholders of the availability of appraisal rights in connection with the merger in compliance with the requirements of Section 262. If you wish to consider exercising your appraisal rights you should carefully review the text of Section 262 contained in Appendix C because failure to timely and properly comply with the requirements of Section 262 will result in the loss of your appraisal rights under Delaware law.

     If you elect to exercise your appraisal rights and demand appraisal of your shares, you must satisfy each of the following conditions:

     o YOU MUST DELIVER TO SECURITY FINANCIAL A WRITTEN DEMAND FOR APPRAISAL OF YOUR SHARES BEFORE THE STOCKHOLDER VOTE ON THE MERGER IS TAKEN. This written demand for appraisal must be in addition to and separate from any abstention from or vote against the merger, whether by proxy or in person. Voting against or failing to vote for the merger by itself does not constitute a demand for appraisal within the meaning of Section 262.

     o YOU MUST NOT VOTE IN FAVOR OF THE MERGER. An abstention or failure to vote will satisfy this requirement, but a vote in favor of the merger, by proxy or in person, will constitute a waiver of your appraisal rights in respect of the shares so voted and will nullify any previously filed written demands for appraisal.

     o YOU MUST CONTINUOUSLY BE THE RECORD HOLDER OF YOUR SHARES FROM THE DATE OF MAKING THE DEMAND FOR APPRAISAL THROUGH THE EFFECTIVE TIME OF THE MERGER.

     o    YOU MUST OTHERWISE COMPLY WITH THE STATUTORY REQUIREMENTS OF SECTION
          262.

     If you fail to comply with any of these conditions and the merger is completed, you will be entitled to receive payment for your shares of Security Financial common stock as provided for in the merger agreement, but you will have no appraisal rights with respect to your shares of Security Financial common stock.

     All demands for appraisal should be addressed to the Corporate Secretary, Security Financial Bancorp, Inc., 9321 Wicker Avenue, St. John, Indiana 46373, before the vote on the merger is taken at the special meeting. Any demand should be executed by or on behalf of the record holder of the shares of Security Financial common stock. The demand must reasonably inform Security Financial of the identity of the stockholder and the intention of the stockholder to demand appraisal of his or her shares.

     TO BE EFFECTIVE, A DEMAND FOR APPRAISAL BY A HOLDER OF SECURITY FINANCIAL COMMON STOCK MUST BE MADE BY OR IN THE NAME OF SUCH REGISTERED STOCKHOLDER. A DEMAND CANNOT BE MADE BY THE BENEFICIAL OWNER IF HE OR SHE DOES NOT ALSO HOLD THE SHARES OF RECORD. THE BENEFICIAL HOLDER MUST, IN SUCH CASES, HAVE THE REGISTERED OWNER SUBMIT THE REQUIRED DEMAND IN RESPECT OF SUCH SHARES. IF YOU HOLD YOUR SHARES OF SECURITY FINANCIAL COMMON STOCK IN A BROKERAGE ACCOUNT OR IN OTHER NOMINEE

FORM AND YOU WISH TO EXERCISE APPRAISAL RIGHTS, YOU SHOULD CONSULT WITH YOUR BROKER OR OTHER NOMINEE TO DETERMINE THE APPROPRIATE PROCEDURES FOR THE MAKING OF A DEMAND FOR APPRAISAL BY SUCH NOMINEE.

     If shares are owned of record by a fiduciary, such as a trustee, guardian or custodian, execution of a demand for appraisal should be made by the record owner in its fiduciary capacity. If the shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or for all joint owners. An authorized agent, including one for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, he or she is acting as agent for the record owner. A record owner, such as a broker, who holds shares as a nominee for others may exercise his or her right of appraisal with respect to the shares held for one or more beneficial owners, while not exercising this right for other beneficial owners. In such case, the written demand should state the number of shares as to which appraisal is sought. Where no number of shares is expressly mentioned, the demand will be presumed to cover all shares held in the name of such record owner.

     Within 10 days after the effective date of the merger, Standard Bancshares must give written notice to each Security Financial stockholder who has properly filed a written demand for appraisal and who did not vote in favor of the merger that the merger has become effective. Within 120 days after the effective date, either Standard Bancshares or any stockholder who has complied with the requirements of Section 262 and is otherwise entitled to appraisal rights may file a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares held by all stockholders entitled to appraisal. Standard Bancshares does not presently intend to file this petition in the event there are such stockholders and has no obligation to do so. Accordingly, the failure of a stockholder to file a petition under Section 262 within the period specified could nullify such stockholder's previously written demand for appraisal.

     Within 120 days after the effective date of the merger, any Security Financial stockholder who has complied with the requirements of Section 262 is entitled to receive upon written request to Standard Bancshares a written statement from Standard Bancshares that sets forth the aggregate number of shares not voted in favor of the merger and for which demands for appraisal have been received and the aggregate number of stockholders that made demands for appraisal. The Standard Bancshares statement must be mailed to the stockholder within 10 days after Standard Bancshares received the stockholders' written request or the expiration of the time period for delivery of demands for appraisals, whichever is later.

     At any time within 60 days after the effective date, any stockholder who has demanded an appraisal has the right to withdraw the demand and to accept the payment specified by the merger agreement for his or her shares of Security Financial common stock. If a petition for appraisal is duly filed by a stockholder and a copy of the petition is delivered to Standard Bancshares, Standard Bancshares will then be obligated within 20 days after receiving service of a copy of the petition to provide the Chancery Court with a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares and with whom agreements as to the value of their shares have not been reached. After notice to the stockholders named on such list, the Chancery Court is empowered to conduct a hearing upon the petition, to determine those stockholders who have complied with Section 262 and who have become entitled to appraisal rights. The Chancery Court may require the stockholders who have demanded payment for their shares to submit their stock certificates to the Register in Chancery for notation on the stock certificates of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Chancery Court may dismiss the proceedings as to such stockholder.

     After determination of the stockholders entitled to appraisal of their shares of Security Financial common stock, the Chancery Court will appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest. When the fair value is determined, the Chancery Court will direct the payment of such value, with interest thereon accrued during the pendency of the proceeding if the Chancery Court so determines, to the stockholders entitled to receive payment, upon surrender by such holders of the certificates representing the shares entitled to appraisal.

     In determining fair value, the Chancery Court is required to take into account all relevant factors. You should be aware that the fair value of your shares as determined under Section 262 could be more, the same, or less than the value that you are entitled to receive pursuant to the merger agreement.

     Costs of the appraisal proceeding may be imposed upon Standard Bancshares and the stockholders participating in the appraisal proceeding by the Chancery Court as the Chancery Court deems equitable in the circumstances. Upon the application of a stockholder, the Chancery Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys' fees and the fees and expenses of experts, to be charged pro rata against the value of all shares entitled to appraisal. Any stockholder who had demanded appraisal rights will not, after the effective date of the merger, be entitled to vote shares subject to such demand for any purpose or to receive payments of dividends or any other distribution with respect to such shares (other than with respect to payment as of a record date prior to the effective date of the merger); however, if no petition for appraisal is filed within 120 days after the effective date, or if the stockholder delivers a written withdrawal of his or her demand for appraisal and an acceptance of the merger within 60 days after the effective date of the merger, then the right of the stockholder to appraisal will cease and the stockholder will be entitled to receive the cash payment for shares of his or her Security Financial common stock pursuant to the merger agreement. Any withdrawal of a demand for appraisal made more than 60 days after the effective date of the merger may only be made with the written approval of the surviving corporation and must, to be effective, be made within 120 days after the effective date of the merger.

     In view of the complexity of Section 262, Security Financial stockholders who may wish to dissent from the merger and pursue appraisal rights should consult their legal advisors.

                              THE MERGER AGREEMENT

     THE FOLLOWING DISCUSSION OF THE MERGER IS QUALIFIED BY REFERENCE TO THE MERGER AGREEMENT, WHICH IS ATTACHED TO THIS PROXY STATEMENT AS APPENDIX A. YOU SHOULD READ THE ENTIRE MERGER AGREEMENT CAREFULLY. IT IS THE LEGAL DOCUMENT THAT GOVERNS THE MERGER.

WHEN WILL THE MERGER BE COMPLETED

     The closing of the merger will take place on a date designated by Standard Bancshares and Security Financial that is no later than the fifth business day of the month following the month in which all of the conditions to the merger contained in the merger agreement are satisfied or waived. See "--CONDITIONS TO COMPLETING THE MERGER." On the closing date, Standard Bancshares will file a certificate of merger with the Secretary of State of the State of Delaware. The merger will become effective at the time stated in the certificate of merger.

     Security Financial and Standard Bancshares expect to complete the merger in the second calendar quarter of 2003. However, neither Security Financial nor Standard Bancshares can guarantee when or if the required regulatory approvals will be obtained. See "THE MERGER--APPROVALS NEEDED TO COMPLETE THE MERGER." Furthermore, either Security Financial or Standard Bancshares may terminate the merger agreement if, among other reasons, the merger has not been completed on or before September 30, 2003, unless failure to complete the merger by that time is due to the failure of the party seeking to terminate the agreement to perform its obligations set forth in the merger agreement. See "--OTHER PROVISIONS OF THE MERGER AGREEMENT--TERMINATING THE MERGER AGREEMENT."

CONDITIONS TO COMPLETING THE MERGER

     The respective obligations of Security Financial and Standard Bancshares to effect the merger are subject to the satisfaction or waiver of the following conditions specified in the merger agreement:

     o no preliminary or permanent injunction or other order by any federal or state court that prevents the consummation of the merger shall have been issued and shall remain in effect. No statute, rule or regulation shall have been enacted, promulgated or enforced by any applicable governmental authority that prohibits or makes illegal consummation of the merger;

     o the agreement shall have been duly approved by the requisite vote of the stockholders of Security Financial;

     o Standard Bancshares shall have received the regulatory approvals to acquire Security Financial and to consummate the merger and all required waiting periods shall have expired; provided, however, that Standard Bancshares shall have no obligation to accept nonstandard conditions or restrictions in the regulatory approvals;

     o the other party having performed in all material respects its obligations under the merger agreement, the other party's representations and warranties being true and correct as of the date of the merger agreement and as of the closing date, and receipt of a certificate signed by the other party's president to that effect; and

     o the other party shall have delivered all of the certificates, documents and other items set forth in the merger agreement, including legal opinions from counsel.

     The obligation of Standard Bancshares to complete the merger is also conditioned on the following:

     o there shall not have been any action taken, or any applicable law or regulation enacted, promulgated or issued which would prohibit Standard Bancshares' ownership or operation of all or a material portion of Security Financial's business or assets, which would compel Standard Bancshares to dispose of or hold separate all or a material portion of Security Financial's business or assets or which would render Standard Bancshares or Security Financial unable to consummate any aspect of the merger;

     o Security Financial must obtain any required consent or waiver of the other party to any material lease, license, loan or financing agreement or other contract or agreement to which Security Financial or any of its subsidiaries is a party, unless the failure to obtain such consent or waiver would not have a material adverse effect on Security Financial;

     o no action, suit, proceeding or claim shall have been (i) instituted or made by any person, or (ii) threatened by any person, in each case relating to the merger or the validity or propriety of any aspect of the merger that would materially and adversely affect the consummation of the merger in the reasonable opinion of Standard Bancshares;

     o the aggregate number of shares of Security Financial common stock held by any person who properly exercises any appraisal rights under Delaware law with respect to those shares shall not exceed 10% of the outstanding shares of Security Financial common stock at the effective time;

     o Security Financial's adjusted stockholders' equity for each of the 10 business days immediately preceding the closing date shall be not less than the sum of (i) $36,145,000 plus (ii) the aggregate consideration received by Security Financial in connection with the exercise of Security Financial stock options plus (iii) any tax benefit reflected in Security Financial's consolidated stockholders' equity related to the exercise of Security Financial stock options prior to the effective time plus (iv) the positive difference, if any, between (A) an amount equal to 1.25% of the average aggregate outstanding principal amount of Security Financial's loans during such period and
          (B) the average amount of the allowance for loan and lease losses of Security Federal during such period, as approved by the certified public accountants selected by Standard Bancshares;

     o John P. Hyland and Patrick J. Hunt shall have complied with the terms of their respective letters of understanding with Standard Bancshares;

     o from the date of the merger agreement to the effective time, there shall be and have been no change that would have or would reasonably be expected to have a material adverse effect on Security Financial from that which was represented and warranted on the date of the merger agreement;

     o all parties to voting agreements shall have fully performed their obligations under the voting agreements;

     o immediately prior to the effective time, (i) the total outstanding demand, NOW, savings and money market deposits of Security Federal shall not be less than $67,500,000; and (ii) the total deposits of Security Federal shall be not less than $141,500,000; and

     o Standard Bancshares shall have received written evidence, in form and substance acceptable to Standard Bancshares in its sole discretion, reflecting that Security Financial shall have no outstanding unpaid, unaccrued, or unrecorded liabilities, except for liabilities and expenses that have reduced adjusted stockholder's equity. Notwithstanding anything to the contrary in the immediately preceding sentence, Security Financial shall have paid in full all of Security Financial's transactional expenses relating to the merger.

     The obligation of Security Financial to complete the merger is also conditioned on Standard Bancshares depositing with the paying agent a sufficient amount of cash to pay the aggregate merger consideration.

     You can find the details of the conditions to the merger in Article VIII of the merger agreement located in Appendix A. Neither party to the merger agreement can guarantee that all of these conditions will be satisfied or waived.

OTHER PROVISIONS OF THE MERGER AGREEMENT

     Although the completion of the merger requires stockholder approval, many provisions of the merger agreement became effective immediately upon its signing. Your vote was not required to make these provisions binding obligations of Standard Bancshares and Security Financial.

     REPRESENTATIONS AND WARRANTIES. Standard Bancshares and Security Financial have made certain customary representations and warranties to each other in the merger agreement relating to each party's business. Each party's representations and warranties must be true and correct upon both signing of the merger agreement and the completion of the merger. A party can terminate the merger agreement if the other party's representations and warranties are not true and correct resulting in a material adverse effect on that other party. If the merger is completed, or if the merger agreement is terminated for some unrelated reason, the representations and warranties become void. You can find details of these obligations in Articles III and IV of the merger agreement located in Appendix A.

     COOPERATION AND CONDUCT OF BUSINESS; AGREEMENT NOT TO SOLICIT OTHER PROPOSALS. Each party has agreed to cooperate in completing the merger and Security Financial has agreed to avoid extraordinary transactions between the signing of the merger agreement and the completion of the merger. You can find details of these obligations in Article V of the merger agreement located in Appendix A.

     In addition, Security Financial has agreed not to initiate, solicit, encourage or facilitate any competing proposal with a third party. A competing proposal includes the following:

     o any merger, consolidation or other similar transaction with Security Financial or one of its significant subsidiaries;

     o a purchase, lease or other acquisition of all or substantially all of the assets of Security Financial or one of its significant subsidiaries;

     o a purchase or acquisition which would cause a person or group to become the beneficial owner of 15% or more of common stock of Security Financial;

     o any tender or exchange offer to acquire 15% or more of the common stock of Security Financial;

     o a public proxy or consent solicitation made to stockholders of Security Financial seeking proxies in opposition to the proposal set forth in this proxy statement to approve the merger agreement; and

     o a bona fide proposal to Security Financial or its stockholders, by public announcement or written communication, that is or becomes the subject of public disclosure, to engage in any of the foregoing.

     Despite the agreement not to solicit other competing proposals, the board of directors of Security Financial may, at any time prior to stockholder approval of the merger, generally negotiate or have discussions with, or provide information to, a third party who makes an unsolicited proposal, provided that the board of directors:

     o determines in good faith, based on advice of legal counsel, that failure to provide such information or to participate in such negotiations or discussions would likely be inconsistent with its fiduciary duties to Security Financial stockholders; and

     o provides Standard Bancshares with at least two business days' written notice of its intention to provide such information or to participate in such negotiations or discussions.

     EMPLOYEE MATTERS. Each person who is an employee of Security Financial or Security Federal as of the closing of the merger (whose employment is not specifically terminated upon the closing) will become an employee of Standard Bank. Standard Bank will make available employee benefit and health insurance plans to each continuing employee on the same basis that it provides such plans to Standard Bank employees. Security Financial and Security Federal employees will be treated as new employees for purposes of Standard Bank's employee benefit and health insurance plans; provided, however, that continuing employees will receive credit for service with Security Financial or Security Federal for purposes of vesting and determination of eligibility to participate in Standard Bank's employee benefit plans, but not for purposes of accrual of benefits. By virtue of the merger, Standard Bancshares will assume the vested benefits or other vested amounts earned or accrued under Security Financial or Security Federal employee benefit plans.

     CHANGING THE TERMS OF THE MERGER AGREEMENT. Before the completion of the merger, Security Financial and Standard Bancshares may agree to waive, amend or modify any provision of the merger agreement. However, after the vote by Security Financial stockholders, Security Financial and Standard Bancshares can make no amendment or modification that would reduce the amount or alter the kind of consideration to be received by Security Financial's stockholders under the terms of the merger agreement without further approval of Security Financial's stockholders.

     TERMINATING THE MERGER AGREEMENT. Security Financial and Standard Bancshares may agree at any time not to complete the merger, even if Security Financial stockholders have approved the merger agreement. In addition, either Security Financial or Standard Bancshares may decide, without the consent of the other, to terminate the merger agreement:

     o if any of the closing conditions are impossible to satisfy prior to September 30, 2003 (unless the impossibility is due to the action or failure to act in breach of the merger agreement by the party seeking to terminate the merger agreement);

     o    if the stockholders of Security Financial fail to approve the merger;

     o in the event the other party's breach of any representation or warranty or breach of any covenant or agreement contained in the merger agreement results in the failure to satisfy the party's closing conditions; or

     o if the merger is not consummated by September 30, 2003 (unless the failure to consummate by September 30, 2003 is due to the failure of the party seeking to terminate to perform its obligations under the merger agreement).

     Security Financial may also terminate the merger agreement if each of the following conditions is met:

     o Security Financial has complied with its obligations under the merger agreement regarding competing proposals;

     o Security Financial's board of directors has determined, in its good faith judgment and in accordance with its obligations under the merger agreement regarding competing proposals, that it has received a superior proposal and that it would be in the best interest of Security Financial's stockholders to pursue such superior proposal; and

     o Security Financial has tendered, in immediately available funds, the required termination fee;

provided, however, Security Financial may not terminate the merger agreement until five business days after the superior proposal has been delivered to Standard Bancshares, together with a summary of the terms of the superior proposal and such other information required under its obligations under the merger agreement regarding competing proposals.

     Standard Bancshares may also terminate the merger agreement if, after the date of the merger agreement, any third party has commenced or made a competing acquisition proposal, and thereafter the board of directors of Security Financial withdraws, or materially and adversely modifies or changes its recommendation of the merger agreement.

     TERMINATION FEE. The merger agreement requires Security Financial to pay Standard Bancshares a fee of $2.0 million if Security Financial terminates the merger agreement in pursuing a superior proposal or if Standard Bancshares terminates the merger agreement as a result of Security Financial's board of directors' withdrawal or material and adverse modification or change in its recommendation of the merger agreement or any aspect of the merger after receipt of a competing proposal.

     In addition, Security Financial must pay Standard Bancshares a termination fee of $250,000 if Standard Bancshares terminates the merger agreement as a result of:

     o Security Financial's inability to satisfy any of its closing conditions; or

     o    Security Financial's stockholders not voting in favor of the merger;

provided, however, that this fee will not be paid if the merger agreement is terminated by Standard Bancshares solely because dissenting shares exceed 10% of outstanding shares of Security Financial and dissenting shares do not exceed 15% of outstanding shares of Security Financial at the effective time.

     In addition, unless Security Financial has already paid the $2.0 million termination fee set forth above, Security Financial must pay Standard Bancshares a termination fee of $2.0 million if Security Financial receives a competing proposal prior to termination of the merger agreement and enters into an acquisition agreement with another party within 18 months after the merger agreement is terminated for any reason other than:

     o    by mutual agreement;

     o Security Financial terminating the merger agreement because Standard Bancshares breaches a closing condition; or

     o Standard Bancshares terminating the merger agreement because there is a threatened action, suit or proceeding that would materially and adversely affect the consummation of the merger in the reasonable opinion of Standard Bancshares, there is an injunction preventing the consummation of the merger, or regulatory approvals are not obtained.

     In addition, Standard Bancshares must pay Security Financial a termination fee of $250,000 if Security Financial terminates the merger agreement as a result of:

     o Standard Bancshares' inability to satisfy any of its closing conditions; or

     o Standard Bancshares not having received regulatory approval of the merger.

     EXPENSES. Except as described above, all costs and expenses in connection with the merger will be paid by the party incurring the expense.

                                 STOCK OWNERSHIP

     The following table sets forth certain information with respect to beneficial ownership of Security Financial's common stock, as of April 25, 2003, for:

     o each person known to Security Financial to beneficially own more than 5% of its common stock;

     o    each of the Security Financial's directors;

     o each of the Security Financial's executive officers who received salary and bonus in excess of $100,000 in the year ended June 30, 2002; and

     o all of the Security Financial's and Security Federal's directors and executive officers as a group.

     A person may be considered to beneficially own any shares of stock over which he or she has, directly or indirectly, sole or shared voting or investing power. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the number of shares shown.


                                                                       NUMBER OF SHARES
                                                                         THAT MAY BE
                                                 NUMBER OF             ACQUIRED WITHIN
     NAME (AND ADDRESS OF PERSONS              SHARES OWNED               60 DAYS BY           PERCENT OF COMMON
         OWNING MORE THAN 5%)               (EXCLUDING OPTIONS)       EXERCISING OPTIONS      STOCK OUTSTANDING(1)
-----------------------------------------  -----------------------  ----------------------  ------------------------
DIRECTORS, EXECUTIVE OFFICERS AND
OTHER AFFILIATED PERSONS:

Vincent Cainkar.....................                      5,500(2)                  1,163                         *

Howard O. Cyrus, Sr.................                      3,500(3)                  1,163                         *

Sheila Donoghue.....................                      2,100(4)                  1,163                         *

Dr. Peter Ferrini...................                     40,450(5)                  1,163                       2.2

Patrick J. Hunt.....................                      3,077(6)                  1,200                         *

John P. Hyland......................                     26,901(7)                  9,693                       2.0

Jay D. Johnson......................                      6,100(8)                  1,163                         *

Tula Kavadias.......................                      4,700(9)                  1,163                         *

Richard J. Lashley..................                    167,900(10)                 1,163                       9.1
   20 East Jefferson Avenue
   Suite 22
   Naperville, Illinois 60540

Robert L. Lauer.....................                      6,968(11)                 1,163                         *

John Wm. Palmer.....................                    168,000(10)                 1,163                       9.1
   20 East Jefferson Avenue
   Suite 22
   Naperville, Illinois 60540

Philip T. Rueth.....................                     13,500(12)                 1,163                         *

Security Federal Bank & Trust
Employee Stock Ownership Plan.......                    152,171(13)                    --                       8.2
   9321 Wicker Avenue
   St. John, Indiana 46373

All directors and executive officers
as a group (20 persons).............                    336,027(14)                32,013                      19.4

NON-AFFILIATED PERSONS:

Paul J. Duggan......................                    167,394(15)                    --                       9.0
   53 West Jackson Boulevard
   Suite 400
   Chicago, Illinois 60604

David M. W. Harvey..................                    115,000(16)                    --                       6.2
   P.O. Box 3178
   Gardnerville, Nevada 89410

* Less than 1% of shares outstanding.
(1) Based on 1,863,951 shares of Security Financial common stock outstanding and entitled to vote as of April 25, 2003.
(2) Includes 800 unvested shares awarded under Security Financial's 2001 Stock-Based Incentive Plan for Mr. Cainkar as to which he has voting power but not investment power. Also Mr. Cainkar is deemed to be the beneficial owner of 4,400 shares held by Burbank Partners.
(3) Includes 2,000 unvested shares awarded under Security Financial's 2001 Stock-Based Incentive Plan for Mr. Cyrus as to which he has voting power but not investment power.
(4) Includes 800 unvested shares awarded under Security Financial's 2001 Stock-Based Incentive Plan for Ms. Donoghue as to which she has voting power but not investment power.
(5) Includes 2,600 unvested shares awarded under Security Financial's 2001 Stock-Based Incentive Plan for Mr. Ferrini as to which he has voting power but not investment power.
(6) Includes 2,000 unvested shares awarded under Security Financial's 2001 Stock-Based Incentive Plan for Mr. Hunt as to which he has voting power but not investment power. Also includes 577 shares allocated to Mr. Hunt under the ESOP for which Mr. Hunt has voting power but not investment power.
(7) Includes 15,507 unvested shares awarded under Security Financial's 2001 Stock-Based Incentive Plan for Mr. Hyland as to which he has voting power but not investment power. Also includes 2,950 shares allocated to Mr. Hyland under the ESOP, for which Mr. Hyland has voting power but not investment power.
(8) Includes 800 unvested shares awarded under Security Financial's 2001 Stock-Based Incentive Plan for Mr. Johnson as to which he has voting power but not investment power. Also Mr. Johnson is deemed to be the beneficial owner of 5,000 shares held by Aqua Fund, L.P.
(9) Includes 2,000 unvested shares awarded under Security Financial's 2001 Stock-Based Incentive Plan for Ms. Kavadias as to which she has voting power but not investment power.
(10) Financial Edge Fund. L.P., Financial Edge - Strategic Fund, L.P., PL Capital, LLC, John Wm. Palmer and Richard J. Lashley are deemed to be beneficial owners of 166,900, 166,900, 166,900, 168,000 and 167,900 of these shares, respectively. Based on information in a Schedule 13D, Amendment No. 6, filed jointly on October 5, 2001 with the Securities and Exchange Commission. Includes unvested shares awarded under Security Financial's 2001 Stock-Based Incentive Plan for Messrs. Lashley and Palmer as to which the holder has voting power but not investment power, as follows: 800 shares and 800 shares, respectively. Also includes shares as to which Messrs. Palmer and Lashley share voting and investment power held by Financial Edge Fund. L.P. and Financial Edge - Strategic Fund, L.P. as follows: 156,900 shares and 10,000, shares, respectively.
(11) Includes 1,600 unvested shares awarded under Security Financial's 2001 Stock-Based Incentive Plan for Mr. Lauer as to which he has voting power but not investment power. Also includes 1,400 shares owned by Mr. Lauer's spouse's trust and 915 shares held by Mr. Lauer as custodian for his son.
(12) Includes 2,000 unvested shares awarded under Security Financial's 2001 Stock-Based Incentive Plan for Mr. Rueth as to which he has voting power but not investment power. Includes 5,000 shares owned by Mr. Rueth's spouse's trust and 1,000 shares owned by Mr. Rueth's family trust.
(13) As of April 25, 2003, 28,109 shares had been allocated under the ESOP to participants' accounts. See "VOTING AND PROXY PROCEDURES-PARTICIPANTS IN SECURITY FEDERAL BANK & TRUST ESOP AND 401(k) PLAN" for a discussion of the ESOP's voting procedures.
(14) Includes shares held by directors of Security Federal who are not also directors of Security Financial. For purposes of avoiding double-counting, excludes 166,900 shares beneficially owned by both Messrs. Palmer and Lashley through Financial Edge Fund, L.P. and Financial Edge-Strategic Fund, L.P.
(15) Paul J. Duggan, Jackson Boulevard Capital Management, Ltd., Jackson Boulevard Equities, L.P., Jackson Financial Fund, L.P. and Jackson Boulevard Partners are deemed to be beneficial owners of 167,394, 83,300, 67,100, 16,200 and 84,094 of these shares, respectively. Based on information in a Schedule 13D, Amendment No. 4, filed jointly on February 13, 2003 with the Securities and Exchange Commission.
(16) Everest Partners Limited Partnership (d.b.a. Everest Partners, L.P.), Everest Managers, L.L.C. and David M. W. Harvey are deemed to be beneficial owners of 115,000, 115,000 and 115,000 of these shares, respectively. Based on information in a Schedule 13D, Amendment No. 1, filed jointly on November 27, 2000 with the Securities and Exchange Commission.

                      STOCKHOLDER PROPOSALS AND NOMINATIONS

     Security Financial will hold an annual meeting for the year ending June 30, 2003, only if the merger is not anticipated to be completed during the 2003 calendar year. Proposals that stockholders seek to have included in the proxy statement for Security Financial's next annual meeting, if one is held, must have been received by Security Financial no later than August 20, 2003. If, however, next year's annual meeting is held on a date more than 30 calendar days from December 18, 2003, a stockholder proposal must be received by a reasonable time before the proxy solicitation for such annual meeting is made. Any such proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

     Security Financial's bylaws provide that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary of Security Financial not less than 90 days before the date of the annual meeting; provided, however, that if less than 100 days' notice of the annual meeting is given to stockholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to stockholders or public disclosure of the meeting date was made. A copy of the bylaws may be obtained from Security Financial.

                             SOLICITATION OF PROXIES

     The cost of solicitation of proxies on behalf of the Board will be borne by Security Financial. Proxies may be solicited personally or by telephone by directors, officers and other employees of Security Financial and Security Federal without any additional compensation. Security Financial will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to, and obtain proxies from, the beneficial owners, and will reimburse those record holders for their reasonable expenses in doing so. Georgeson Shareholder Communications, Inc., a proxy solicitation firm, will be paid a fee of $5,000, plus out-of-pocket expenses, to assist Security Financial.

                       WHERE YOU CAN FIND MORE INFORMATION

     As a public company, Security Financial is obligated to file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that we file at the SEC's public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. In addition, Security Financial's public filings are available to the public from commercial document retrieval services and on the Internet World Wide Website maintained by the SEC at "http://www.sec.gov."

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ Philip T. Rueth

                                       Philip T. Rueth
                                       CORPORATE SECRETARY

St. John, Indiana
May 8, 2003

                                                                      APPENDIX A


                                                                 EXECUTION COPY
                                                                 --------------




                      AGREEMENT AND PLAN OF REORGANIZATION


                                  by and among



                           STANDARD BANCSHARES, INC.,
                            an Illinois corporation,



                        STANDARD ACQUISITION CORPORATION,
            a Delaware corporation and a wholly owned subsidiary of
                           Standard Bancshares, Inc.,


                                       and


                        SECURITY FINANCIAL BANCORP, INC.,
                             a Delaware corporation.











                                February 6, 2003

                      AGREEMENT AND PLAN OF REORGANIZATION

     This Agreement and Plan of Reorganization (this "Agreement") is made and entered into as of the 5th day of February, 2003, by and among STANDARD BANCSHARES, INC., an Illinois corporation ("Purchaser"), STANDARD ACQUISITION CORPORATION, a Delaware corporation and a wholly owned subsidiary of Purchaser ("MergerSub"), and SECURITY FINANCIAL BANCORP, INC., a Delaware corporation ("Bancorp").

                                R E C I T A L S:
                                - - - - - - - -

         A. Purchaser is a registered bank holding company under the Bank Holding Company Act of 1956, as amended.

         B. Bancorp is a registered savings and loan holding company under the Home Owners' Loan Act, as amended.

         C. MergerSub is a Delaware corporation organized by Purchaser solely for the purpose of facilitating the transactions contemplated herein.

         D. The Boards of Directors of Purchaser, MergerSub and Bancorp deem it advisable that MergerSub be merged with and into Bancorp in accordance with this Agreement, which provides, among other things, that Bancorp shall be the Surviving Corporation.

         E. Purchaser currently anticipates that, at some time following the Merger of MergerSub with and into Bancorp, Purchaser will cause Bancorp to be dissolved and liquidated into Purchaser. In connection with such dissolution, Purchaser will cause Security Federal Bank & Trust, a wholly owned subsidiary of Bancorp, to be merged with and into Standard Bank and Trust Co., a wholly owned subsidiary of Purchaser.

                               A G R E E M E N T S:
                               - - - - - - - - - -

         In consideration of the representations, warranties, covenants and agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         1.1    DEFINITIONS. In addition to capitalized terms otherwise defined
                -----------
herein, as used in this Agreement the following capitalized terms shall have the meanings provided in this Section 1.1:
                          -----------

         "Adjusted Stockholders' Equity" shall mean the consolidated stockholders' equity of Bancorp, calculated in accordance with GAAP and reflecting, among other things, the recognition of or accrual for all expenses paid, incurred or projected to be paid or incurred by Bancorp or Target Bank in connection with this Agreement and the Reorganization, but adjusted to exclude
(i) any realized gains with respect to any sales of securities occurring after

June 30, 2002, (ii) with respect to securities that are or were classified as available for sale or as trading securities, any change in the amount of the adjustment required pursuant to SFAS 115 resulting from changes in unrealized gains and losses occurring after June 30, 2002, (iii) any adjustments required in connection with the consummation of the Reorganization pursuant to Section
                                                                      -------
7.5(e) hereof and (iv) an amount that represents the payments, on an after-tax
------
basis, due to the Chief Executive Officer and Chief Financial Officer as a result of the consummation of the Merger as set forth in their respective Letter of Understanding (which amount, on a pre-tax basis, shall not exceed $394,028). In addition, the amount paid by Bancorp in respect of the Option Spread pursuant to Section 2.6 shall have no effect on the Adjusted Stockholders' Equity for any
   -----------
purpose under this Agreement. Bancorp's Adjusted Stockholders' Equity shall be calculated by Bancorp's independent certified public accountants as of the close of business on the day immediately preceding the Closing Date, using reasonable estimates of revenues and expenses where actual amounts are not available. Such calculation shall be subject to verification and approval prior to the Closing by certified public accountants selected by Purchaser, which approval shall not be withheld unreasonably.

         "Affiliate" of, or a Person "Affiliated" with, a specific Person is a Person that directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.

         "Aggregate Option Exercise Price" shall mean the aggregate consideration, if any, received by Bancorp in connection with the exercise of Bancorp Stock Options prior to the Effective Time.

         "Applicable Governmental Authorities" shall mean, with respect to a Person, the Regulatory Authorities and any other federal, state, county or local governmental body, instrumentality, agency, board or official having authority or jurisdiction to enforce any Applicable Law and Regulation.

         "Applicable Law(s) and Regulation(s)" shall mean, with respect to a Person, all statutes, laws, ordinances, regulations, rules and rulings, and all published guidelines, interpretive letters, advisories or bulletins, of any Applicable Governmental Authority that are applicable to or binding upon such Person, the conduct of its business or any of its assets.

         "Asset/Liability Management Policy" shall have the meaning given to such term in Section 4.18(f) hereof.
             ---------------

         "Bancorp" shall mean Security Financial Bancorp, Inc., a Delaware corporation and the parent bank holding company for Target Bank.

         "Bancorp Benefit Plans" shall mean the plans, programs, arrangements and agreements described in Section 4.19(a) hereof.
                            ---------------

         "Bancorp Certificate" shall mean a stock certificate evidencing ownership of shares of Bancorp Common Stock.

         "Bancorp Common Stock" shall have the meaning given to such term in
Section 4.5 hereof.
-----------

         "Bancorp Disclosure Schedule" shall mean the agreements, lists, instruments and other documentation described or referred to in this Agreement as being included in the Bancorp Disclosure Schedule. The inclusion of a fact, circumstance or event in the Bancorp Disclosure Schedule shall not be deemed an admission by Bancorp that such item represents a material exception or that such item is reasonably likely to result in a Bancorp Material Adverse Effect. Subject to the requirement that all disclosures made in the Bancorp Disclosure
Schedule include appropriate cross-references to the section(s) of this Agreement to which such disclosure is responsive, any matter disclosed in the Bancorp Disclosure Schedule pursuant to one section of this Article IV shall be
                                                            ----------
deemed disclosed for all cross-referenced sections of Article IV.
                                                      ----------

         "Bancorp Financial Statements" shall have the meaning given to such term in Section 4.10(a) hereof.
        ---------------

         "Bancorp Material Adverse Effect" shall mean an effect that is or could reasonably be expected to be material and adverse to the financial condition, business, or results of operations of Bancorp, as the context may dictate, and the Bancorp Subsidiaries, taken as a whole, or that would reasonably be expected to materially affect the ability of Bancorp, Purchaser, MergerSub, the Bank or Target Bank to consummate the Reorganization; provided, however, that none of
(i) any such effects resulting from any changes in any law, rule, regulation, regulatory accounting principles or GAAP, or any interpretations thereof that apply generally to financial institutions such as Purchaser, the Bank, Bancorp and Target Bank, (ii) changes in economic conditions or financial market conditions affecting the banking and thrift industries generally in the Seventh Federal Reserve District except to the extent that the effect or change is material and adverse when compared to the effect or change, if any, on other banks, thrifts, bank holding companies and thrift holding companies in the Seventh Federal Reserve District with assets greater than $200 million but less than $500 million, or (iii) the direct out-of-pocket costs of compliance with this Agreement on the results of Bancorp's operations shall be considered in determining if a Bancorp Material Adverse Effect has occurred.

         "Bancorp Permitted Liens" shall mean (i) liens arising out of judgments or awards in respect of which Bancorp or any Bancorp Subsidiary is in good faith prosecuting an appeal or proceedings for review and in respect of which it has secured a subsisting stay of execution pending such appeal or proceedings; (ii) liens for taxes, assessments, and other governmental charges or levies the payment of which is not past due, or as to which Bancorp or any Bancorp Subsidiary is diligently contesting in good faith and by appropriate proceedings either the amount thereof or the liability therefor or both; (iii) deposits, liens or pledges to secure payments of worker's compensation, unemployment insurance, pensions, or other social security obligations, or the performance of bids, tenders, leases, contracts (other than contracts for the payment of money), public or statutory obligations, surety, stay or appeal bonds, or similar obligations arising in the ordinary course of business; (iv) zoning restrictions, easements, licenses and other restrictions on the use of real property or any interest therein, or minor irregularities in title thereto, that do not materially impair the use of such property in the operation of the business of Bancorp or any Bancorp Subsidiary or the merchantability or the value of such property or interest therein for the purpose of such business; (v) purchase money mortgages or other purchase money or vendor's liens or security interests (including, without limitation, finance leases), provided that no such mortgage, lien or security interest shall extend to or cover any other property of Bancorp or any Bancorp Subsidiary other than that so purchased; and (vi) pledges and liens given to secure deposits and other liabilities of Bancorp or any Bancorp Subsidiary arising in the ordinary course of banking business;

         "Bancorp Properties" shall mean (i) real estate owned or leased by Bancorp or any Bancorp Subsidiary and used or formerly used in the conduct of its business; (ii) the Target Bank REO; (iii) real estate that is in the process of pending foreclosure or forfeiture proceedings conducted by Bancorp or any Bancorp Subsidiary; (iv) real estate that is held in trust for others by Bancorp or any Bancorp Subsidiary; (v) real estate owned or leased by a partnership or joint venture in which Bancorp or any Bancorp Subsidiary has an ownership interest; and (vi) any other real estate owned or leased by Bancorp or any Bancorp Subsidiary.

         "Bancorp Qualified Plans" shall have the meaning given to such term in
Section 4.19(b) hereof.
---------------

         "Bancorp Regulatory Reports" shall have the meaning given to such term in Section 4.8 hereof.
   -----------

         "Bancorp Restricted Stock" shall mean the 69,294 shares of Bancorp Common Stock granted by Bancorp as restricted stock, under the Bancorp Stock Option Plan or otherwise, prior to the date of this Agreement that are outstanding.

         "Bancorp SEC Reports" shall have the meaning given to such term in
Section 4.7 hereof.
-----------

         "Bancorp Stock Option Plan" shall mean the Security Financial Bancorp, Inc. 2000 Stock-Based Incentive Plan, as amended, modified, supplemented or restated from time to time.

         "Bancorp Stock Options" shall mean the 178,159 stock options granted by Bancorp, under the Bancorp Stock Option Plan or otherwise, prior to the date of this Agreement that are outstanding.

         "Bancorp Subsidiaries" shall mean Target Bank, Family Home Service Corporation, Strategic Financial Corporation, The Boulevard Inc., and any corporation and other entity that Bancorp directly or indirectly controls, or of which Bancorp directly or indirectly owns or controls 5% or more of the outstanding equity securities and any joint ventures in which Bancorp has an equity interest; provided, however, there shall not be included any such entity to the extent that the equity securities of such entity are owned or controlled in a bona fide fiduciary capacity. The term "Bancorp Subsidiary" shall mean any single subsidiary constituting one of the several Bancorp Subsidiaries.

         "Bancorp Transactional Expenses" shall mean all fees and expenses of all attorneys, accountants, consultants, financial advisors and other professional advisors of Bancorp and Target Bank, the costs of preparing, printing and mailing of the Proxy Statement, the fees of the Paying Agent, and all other costs and expenses incurred by Bancorp and Target Bank in connection with this Agreement, the Reorganization and the other transactions contemplated hereby.

         "Bank" shall mean Standard Bank and Trust Co., an Illinois state chartered non-member bank that is wholly owned by Purchaser, with its main office located at Hickory Hills, Illinois.

         "Bank Merger" shall mean the merger of Target Bank with and into Bank, as described in Section 5.6 hereof, with Bank being the Surviving Bank.
                -----------

         "Bank Merger Agreement" shall have the meaning given to such term in
Section 5.6 hereof.
-----------

         "Best Efforts" shall mean commercially reasonable good faith efforts.

         "BHCA" shall mean the Bank Holding Company Act of 1956, as amended.

         "BIF" shall mean the Bank Insurance Fund administered by the FDIC.

         "BMA" shall mean the Bank Merger Act, as amended.

         "Business Day" shall mean any day other than a Saturday, a Sunday or any other day that the Bank is authorized or required to be closed.

         "Certificate of Merger" shall mean the certificate of merger to be filed by Bancorp and MergerSub with the Secretary of State of the State of Delaware pursuant to Section 2.2 hereof.
                     ------------

         "Change in Control Benefit" shall have the meaning given to such term in Section 4.19(a) hereof.
   ---------------

         "Closing" shall mean the actions required to consummate the Reorganization which shall take place as provided in Article II hereof after the
                                                     ----------
satisfaction or waiver of all of the conditions set forth in Article VIII
                                                             ------------
hereof.

         "Closing Date" shall mean the date the Closing occurs.

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Competing Proposal" shall have the meaning given to such term in
Section 5.4(b) hereof.
--------------

         "Confidentiality Agreement" shall mean that agreement dated August 1, 2002, between Purchaser and Bancorp.

         "Deposit Schedule" shall have the meaning given to such term in Section
                                                                         -------
4.27(i) hereof.
-------

         "DGCL" shall mean the Delaware General Corporation Law, as amended.

         "Disclosure Schedule Related Breach" shall have the meaning given to such term in Section 7.6(b) hereof.
             --------------

         "Disclosure Schedule Update" shall have the meaning given such term in
Section 7.6(b) hereof.
--------------

         "Disclosure Update Receipt Date" shall have the meaning given to such term in Section 7.6(b) hereof.
        --------------

         "Dissenting Share" shall mean a share of Bancorp Common Stock held by any Person who properly exercises (including timely perfection and timely compliance with all other requirements under Section 262 of the DGCL) any appraisal rights under the DGCL with respect to such share.

         "DOL" shall mean the United States Department of Labor.

         "Effective Time" shall mean the time at which the Certificate of Merger relating to the Merger that will be filed pursuant to Section 2.2 hereof shall
                                                      -----------
become effective in accordance with the DGCL.

         "Environmental Law(s)" shall mean any law, regulation, rule, ordinance or similar requirement which governs or protects the environment enacted by the United States, any state, or any county, city or agency or subdivision of the United States or any state.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         "ESOP" shall have the meaning given to such term in Section 4.19(h)
                                                             ---------------
hereof.

         "ESOP Loan" shall have the meaning given to such term in Section
                                                                  -------
4.19(h) hereof.
-------

         "FDI Act" shall mean the Federal Deposit Insurance Act, as amended.

         "FDIC" shall mean the Federal Deposit Insurance Corporation.

         "Federal Reserve" shall mean the Board of Governors of the Federal Reserve System.

         "FIRF" shall mean the multiple-employer pension plan known as the "Financial Institutions Retirement Fund" in which Bancorp has participated and to which it has made contributions.

     "GAAP" shall mean generally accepted accounting principles as historically applied on a consistent basis by Bancorp and Target Bank.

         "Hazardous Material(s)" shall mean any material or substance: (i) which is a "hazardous substance," "pollutant" or "contaminant," pursuant to the Comprehensive Environmental Response Compensation and Liability Act ("CERCLA") (42 U.S.C. 9601 et seq.), as amended, and regulations promulgated thereunder;
(ii) containing gasoline, oil, diesel fuel or other petroleum product; (iii) which is "hazardous waste" pursuant to the Federal Resource Conservation and Recovery Act ("RCRA") (42 U.S.C. Section 6901 et seq.), as amended, and regulations promulgated thereunder; (iv) containing polychlorinated biphenyls
(PCBs); (v) containing asbestos; (vi) which is radioactive; (vii) the presence of which requires investigation or remediation under any Environmental Law (defined above); or (viii) which is defined or identified as a "hazardous waste," "hazardous substance," "pollutant," "contaminant," or "biologically Hazardous Material" under any Environmental Law.

         "HOLA" shall mean the federal Home Owners' Loan Act, as amended.

         "HSRA" shall mean the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended.

         "IBA" shall mean the Illinois Banking Act, as amended.

         "Immediate Family" shall mean a Person's spouse and, if they reside with such Person, parents and children.

         "Indemnified Party" shall have the meaning given to such term in
Section 6.2(a) hereof.
--------------

          "Intellectual Property" shall have the meaning given to such term in
Section 4.27(f) hereof.
---------------

          "Investment Securities" shall have the meaning given to such term in
Section 4.18(a) hereof.
---------------

          "IRS" shall mean the Internal Revenue Service.

          "Knowledge" or "to the Knowledge of" shall mean: (i) with respect to Purchaser, actual knowledge of the members of the board of directors of Purchaser (or any Purchaser Subsidiary) or any officer of Purchaser (or any Purchaser Subsidiary) with the title of Senior Vice President or any more senior title; and (ii) with respect to Bancorp, actual knowledge of the members of the board of directors of Bancorp (or any Bancorp Subsidiary) or any officer of Bancorp (or any Bancorp Subsidiary) with the title of President, CEO, Executive Vice President, Vice President, Assistant Vice President Information Technology or Trust Administrator.

          "Letter of Transmittal" shall have the meaning given to such term in
Section 2.5(c) hereof.
--------------

          "Letter of Understanding" shall have the meaning given to such term in
Section 7.4(c) hereof.
--------------

          "Liabilities" shall mean, with respect to a Person, all of the obligations or liabilities of such Person, whether accrued, absolute, contingent, unliquidated or otherwise, whether due or becoming due, and regardless of when asserted, arising out of transactions or events heretofore entered into, or any action or inaction, including taxes with respect to or based upon transactions or events heretofore occurring, that are required to be reflected, disclosed or reserved against in such Person's audited consolidated financial statements in accordance with GAAP.

          "Loan Loss Reserve Policy" shall have the meaning given to such term in Section 4.17(h) hereof.
   --------------

          "Loan Policy" shall have the meaning given to such term in Section
                                                                     -------
4.17(h) hereof.
-------

          "Loans" shall have the meaning given to such term in Section 4.17(a)
                                                               --------------
hereof.

          "Mailing Date" shall have the meaning given to such term in Section
                                                                      -------
5.2(e) hereof.
------

          "Maximum Insurance Amount" shall have the meaning given to such term in Section 6.2(c) hereof.
   --------------

          "Merger" shall mean the merger of MergerSub with and into Bancorp pursuant to Article II hereof, which provides, among other things, that Bancorp
            ----------
shall be the surviving corporation.

          "Merger Consideration" shall mean the right to receive $24.00 in cash per share of Bancorp Common Stock, into which right all shares of Bancorp Common Stock shall be converted in the Merger pursuant to Article II hereof. The
                                                   ----------
aggregate Merger Consideration shall not exceed the sum of (i) $44,734,824, plus
(ii) an amount equal to the product of (a) $24.00 multiplied by (b) the number of issued and outstanding shares of Bancorp Common Stock issued upon the exercise of Bancorp Stock Options prior to the Effective Time.

          "MergerSub" shall mean Standard Acquisition Corporation, a Delaware corporation that is wholly owned by Purchaser and was organized by Purchaser solely for the purpose of facilitating the Merger.

          "Mortgaged Premises" shall mean each (i) real property interest (including any fee or leasehold interest) that is encumbered or affected by any mortgage, deed of trust, deed to secure debt or other similar document or instrument granting to Bancorp or any Bancorp Subsidiary a lien on or security interest in such real property interest, and (ii) any other real property interest upon which is situated assets or other property affected or encumbered by any
                                        8
document or instrument granting to Bancorp or any Bancorp Subsidiary a lien thereon or security interest therein.

          "NASD" shall mean the National Association of Securities Dealers.

          "NASDAQ" shall mean the National Association of Securities Dealers Automated Quotation system.

          "Option Spread" shall have the meaning given to such term in Section
                                                                       -------
2.4(c) hereof. The aggregate of the Option Spreads shall not exceed an amount
------
equal to the difference between (i) $1,217,902, less (ii) an amount equal to the product of (a) the number of Bancorp Stock Options exercised prior to the Effective Time, multiplied by (b) an amount equal to the difference between (1) $24.00, less (2) the weighted average option exercise price of all Bancorp Stock Options exercised prior to the Effective Time.

          "OTS" shall mean the Office of Thrift Supervision.

          "OTS Application" shall have the meaning given to such term in Section
                                                                         -------
7.5(e) hereof.
------

          "Paying Agent" shall mean Registrar and Transfer Company, as agent for the purpose of effectuating the payment of the Merger Consideration in accordance with Article II hereof.
                ----------

          "PBGC" shall mean the Pension Benefit Guaranty Corporation.

          "Person" shall mean any individual, corporation, limited liability company, business trust, association, partnership, joint venture, other entity, government or governmental department or agency.

          "Proxy Statement" shall have the meaning given to such term in Section
                                                                         -------
5.2(b) hereof.
------

          "Purchaser" shall mean Standard Bancshares, Inc., an Illinois corporation that is the bank holding company for the Bank.

          "Purchaser Material Adverse Effect" shall mean an effect that is or could reasonably be expected to be material and adverse to the financial condition, business, or results of operations of Purchaser, as the context may dictate, and the Purchaser Subsidiaries, taken as a whole, or that would reasonably be expected to materially affect the ability of Bancorp, Purchaser, MergerSub, the Bank or Target Bank to consummate the Reorganization; provided, however, that none of (i) any such effects resulting from any changes in any law, rule, regulation, regulatory accounting principles or GAAP, or any interpretations thereof that apply generally to financial institutions such as Purchaser, the Bank, Bancorp and Target Bank, (ii) changes in economic conditions or financial market conditions affecting the banking and thrift industries generally in the Seventh Federal Reserve District except to the extent that the effect or change is material and adverse when compared to the effect or change, if any, on other banks, thrifts, bank holding companies and thrift holding companies in the Seventh Federal Reserve District with assets greater than $200 million but less than $500 million, or (iii) the direct out-of-pocket costs of compliance with this Agreement on the results of Purchaser's operations shall be considered in determining if a Purchaser Material Adverse Effect has occurred.

          "Purchaser Subsidiaries" shall mean the Bank, Standard Insurance Agency, Inc., MergerSub and any corporation and other entity that Purchaser directly or indirectly controls, or of which Purchaser directly or indirectly owns or controls 5% or more of the outstanding equity securities and any joint ventures in which Purchaser has an equity interest; provided, however, there shall not be included any such entity to the extent that the equity securities of such entity are owned or controlled in a bona fide fiduciary capacity. The term "Purchaser Subsidiary" shall mean any single subsidiary constituting one of the several Purchaser Subsidiaries.

          "Regulatory Approvals" shall mean the approval, non-objection or waiver of the OTS, the Federal Reserve, the U.S. Department of Justice and any other Applicable Governmental Authorities whose approval, non-objection or waiver is necessary for the consummation of the Reorganization.

          "Regulatory Authorities" shall mean the OTS, the Federal Reserve, the U.S. Department of Justice, and any Applicable Governmental Authorities having jurisdiction over any aspect of the Reorganization.

          "Reorganization" shall mean the series of transactions contemplated in this Agreement including and resulting in the Merger.

          "SAIF" shall mean the Savings Association Insurance Fund administered by the FDIC.

          "SEC" shall mean the Securities and Exchange Commission.

          "Securities Act" shall mean the Securities Act of 1933, as amended.

          "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          "Significant Subsidiary" shall have the meaning given to such term in
Section 5.4(b) hereof.
--------------

          "Signing Event" shall have the meaning given to such term in Section
                                                                       -------
9.2 hereof.
---

          "Stockholders' Meeting" shall have the meaning given to such term in
Section 5.2(a) hereof.
--------------

          "Superior Proposal" shall have the meaning given to such term in
Section 5.4(b) hereof.
--------------

          "Surviving Bank" shall have the meaning given to such term in Section
                                                                        -------
5.6 hereof.
---

          "Surviving Corporation" shall have the meaning given such term in
Section 2.1 hereof.
-----------

          "Target Bank" shall mean Security Federal Bank & Trust, a federal savings bank that is wholly owned by Bancorp, with its main office located at 9321 Wicker Avenue, St. John, Indiana.

          "Target Bank Common Stock" shall have the meaning given such term in
Section 4.5(b) hereof.
--------------

          "Target Bank Interim Financial Statements" shall have the meaning given to such term in Section 4.10(b).
                      ---------------

          "Target Bank Financial Statements" shall have the meaning given to such term in Section 4.10(b).
               ----------------
hereof.

          "Target Bank Preferred Stock" shall have the meaning given such term in Section 4.5(b) hereof.
   --------------

          "Target Bank Regulatory Reports" shall have the meaning given to such term in Section 4.9 hereof.
        -----------

          "Target Bank REO" shall mean other real estate owned by Target Bank, as defined by the rules and regulations of the OTS.

          "Tax" shall have the meaning given to such term in Section 4.15(a)
                                                             ---------------
hereof.

          "Termination Date" shall mean September 30, 2003, or such other date as shall have been agreed to in writing by Bancorp and Purchaser.

          "Third Party" shall have the meaning given to such term in Section
                                                                     -------
5.4(b) hereof.
------

         1.2  PRINCIPLES OF CONSTRUCTION. In this Agreement, unless otherwise
              --------------------------
 stated or the context otherwise requires, the following usages apply:

         (a) unless otherwise provided herein, actions permitted but not required under this Agreement may be taken at any time, and from time to time, in the actor's sole discretion;

         (b) in computing periods from a specified date to a later specified date, the words "from" and "commencing on" (and the like) mean "from and including, "and the words "to," "until" and "ending on" (and the like) mean "to, and including";

         (c) headings are inserted for convenience of reference only and are not a part of, nor shall they affect any construction or interpretation of this Agreement;

         (d) unless otherwise specified, indications of time of day mean Chicago, Illinois, time;

         (e) all references to Articles, Sections, Schedules and Exhibits are to Articles, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified;

         (f) references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or successor, as in effect at the relevant time;

         (g) references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

         (h)    "including" shall mean "including, but not limited to;"

         (i) unless the context requires otherwise, all words used in this Agreement in the singular number shall extend to and include the plural, all words in the plural number shall extend to and include the singular and all words in any gender shall extend to and include all genders;

         (j) any reference to a document or set of documents in this Agreement, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

         (k)    all references to dollars ($) shall mean United States currency.

                                   ARTICLE II
                      THE MERGER; EFFECT; PAYMENT; CLOSING

         2.1    THE MERGER. In accordance with the terms and subject to the
                ----------
conditions of this Agreement, including the receipt of all Regulatory Approvals and all requisite stockholder approvals, Bancorp, MergerSub and Purchaser shall cause the Merger to be consummated, pursuant to which MergerSub shall be merged with and into Bancorp and the separate corporate existence of MergerSub shall thereupon cease, and Bancorp shall be the surviving corporation in the Merger (the "Surviving Corporation").

         2.2    CLOSING; EFFECTIVE TIME. Subject to all of the terms and
                -----------------------
conditions of this Agreement, the Closing of the Merger shall occur on a date that is mutually agreed upon by the parties; provided, that, in the absence of an agreement, the Closing shall occur as soon as practicable following the date on which the conditions set forth in Article VIII have been satisfied or waived,
                                     ------------
but in no event later than the fifth Business Day of the calendar month following the calendar month in which such date occurs. The Closing of the Merger and the consummation of the other aspects of the Reorganization shall take place at the Law Offices of Barack Ferrazzano et al., 333 West Wacker Drive, Suite 2700, Chicago, Illinois 60606, at a time to be mutually agreed upon by the parties. The Merger shall become effective upon the filing of a certificate of merger with the Secretary of State of the State of Delaware (the "Certificate of Merger"), or at such time thereafter as Purchaser and Bancorp may agree upon in writing and provide in the Certificate of Merger.

         2.3    EFFECTS OF MERGER.
                -----------------

                (a) At and after the Effective Time, the Surviving Corporation shall be governed by the laws of the State of Delaware with all of its rights, privileges, powers and franchises unaffected by the Merger, and shall possess all assets and property of every description, whether real, personal or mixed, and every interest in the assets and property, contingent or otherwise, wherever located, and the rights, privileges, immunities, powers, franchises and authority, of a public as well as a private nature, of each of Bancorp and MergerSub, including all debts due on whatever account, all choses in action, and each and every interest of or belonging or due to each of Bancorp or MergerSub, all of which shall vest in the Surviving Corporation without further act or deed; and the title to all real estate, or any interest therein, vested in any of such corporations shall not revert or in any way be impaired by the Merger. At and after the Effective Time, the Merger shall have the further effects as set forth in Sections 251, 259, 260 and 261 of the DGCL.

                (b) The certificate of incorporation of MergerSub shall be the certificate of incorporation of the Surviving Corporation until amended in accordance with the provisions thereof and the DGCL.

                (c) The bylaws of MergerSub in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Corporation until altered, amended or repealed as provided therein, or in accordance with the certificate of incorporation of the Surviving Corporation and the DGCL.

                (d) The directors of the Surviving Corporation shall be the Persons who were directors of MergerSub immediately prior to the Effective Time. The officers of the Surviving Corporation shall be the Persons who were officers of MergerSub immediately prior to the Effective Time.

         2.4    EFFECTS OF MERGER ON CAPITAL STOCK AND STOCK OPTIONS. Upon the
                ----------------------------------------------------
Merger becoming effective and at the Effective Time:

                (a) Each share of Bancorp Common Stock issued and outstanding immediately prior to the Effective Time of the Merger shall, ipso facto and without any action on the part of any holder thereof, become and be converted into the right to receive the Merger Consideration from Purchaser. As used in
Article II, the term "Bancorp Common Stock" shall include Bancorp Restricted
----------
Stock. Each certificate representing outstanding Bancorp Common Stock shall, after the Effective Time of the Merger, represent only the right to receive the Merger Consideration from Purchaser. Each holder of Bancorp Common Stock, upon surrender to the Paying Agent, in proper form for cancellation, of the Bancorp Certificate representing such holder's Bancorp Common Stock, shall be entitled to receive a check from the Paying Agent in an appropriate amount of the Merger Consideration for such shares. Until so presented and surrendered in exchange for the Merger Consideration, each certificate that represented issued and outstanding Bancorp Common Stock shall be deemed for all purposes to evidence the right to receive the Merger Consideration. No interest shall accrue or be payable with respect to the Merger Consideration.

         (b) Each share of Bancorp Common Stock issued and owned of record by Purchaser or by Bancorp as treasury stock immediately prior to the Effective Time of the Merger shall be cancelled and retired, and no cash shall be payable, with respect thereto.

         (c) Each Bancorp Stock Option shall, ipso facto and without any action on the part of holders thereof, become and be converted into the right to receive the difference between the Merger Consideration and the applicable option exercise price (the "Option Spread"), payable as provided herein. Prior to the Effective Time, the board of directors of Bancorp and the committee or committees established under the Bancorp Stock Option Plan shall take such actions or make such determinations as may be required under the Bancorp Stock Option Plan, subject to the approval of Purchaser, to effect the provisions of this Agreement.

         (d) Each share of the common stock of MergerSub that is issued and outstanding at the Effective Time of the Merger shall, ipso facto and without any action on the part of the holder thereof, continue as one share of the common stock of the Surviving Corporation, and all of such shares of common stock of the Surviving Corporation shall be owned by Purchaser. Outstanding certificates representing shares of common stock of MergerSub shall be deemed to represent an identical number of shares of common stock of the Surviving Corporation.

         2.5    PAYMENT FOR SHARES.
                ------------------

                (a) As soon as practicable after the Effective Time, but no later than three (3) Business Days thereafter, the parties shall deliver or cause to be delivered to the Paying Agent a certified copy of the list of the holders of Bancorp Common Stock as of the Effective Time. From and after the Effective Time, the stock transfer records of Bancorp shall be closed and there shall be no further registrations or transfers on the stock transfer books of Bancorp of the shares of Bancorp Common Stock that were outstanding immediately prior to the Effective Time.

                (b) Immediately prior to the Effective Time, Purchaser shall make available or cause to be made available to the Paying Agent amounts sufficient in the aggregate to provide all funds necessary for the Paying Agent to make payments of the Merger Consideration to the holders of Bancorp Common Stock issued and outstanding immediately prior to the Effective Time.

                (c) As soon as practicable after the Effective Time, but no later than three (3) Business Days thereafter, Purchaser shall use its Best Efforts to cause the Paying Agent to mail to each Person (or deliver to each Person, at such Person's expense, who requests delivery) who was, at the Effective Time, a holder of record of issued and outstanding Bancorp Common Stock, a letter of transmittal and instructions for use in effecting the surrender of Bancorp Certificate(s) which, immediately prior to the Effective Time, represented such shares (the "Letter of Transmittal").

                (d) Upon surrender to the Paying Agent of such Bancorp Certificates (or such documentation as is acceptable to and required by the Paying Agent with respect to lost Bancorp Certificate(s)), together with such Letter of Transmittal, duly executed and completed in accordance with the instructions thereto, the Paying Agent shall promptly cause to be paid to the Persons entitled thereto a check in the amount to which such Persons are entitled, after giving effect to any required Tax withholdings.

                (e) If payment is to be made to a Person other than the registered holder of Bancorp Certificate(s) surrendered, it shall be a condition of any such payment that the Bancorp Certificate(s) so surrendered shall be properly endorsed or otherwise executed in proper form for transfer and that the Person requesting such payment shall pay any transfer or other taxes required by reason of the payment to a Person other than the registered holder of Bancorp Certificate(s) surrendered, or establish to the satisfaction of Purchaser or the Paying Agent that any such Tax has been paid or is not applicable.

                (f) Two hundred seventy (270) days following the Effective Time, the Paying Agent shall deliver to Purchaser a certified list of the names and addresses of all former registered holders of Bancorp Common Stock who have not then surrendered their Bancorp Certificates to receive the Merger Consideration to which they are entitled, and (ii) Purchaser shall be entitled at its election to cause the Paying Agent to deliver to it any funds (including any interest received with respect thereto) made available to the Paying Agent which have not been disbursed to holders of certificates formerly representing Bancorp Common Stock outstanding at the Effective Time. Upon the delivery of such funds to Purchaser, such holders shall be entitled to look to Purchaser only as general creditors thereof with respect to the cash payable upon due surrender of their Bancorp Certificates.

                (g)   The Merger Consideration paid pursuant to this Article II
                                                                     ----------
shall constitute and represent full satisfaction of all rights pertaining to such shares of Bancorp Common Stock.

                (h) Except as otherwise expressly provided herein or in the Letter of Transmittal, Purchaser shall pay all charges and expenses in connection with the payment of the Merger Consideration in exchange for Bancorp Common Stock, except for the fees and expenses of the Paying Agent, which shall be paid by Bancorp.

         2.6    PAYMENT OF OPTION SPREAD. Immediately prior to the Effective
                ------------------------
Time, all outstanding Bancorp Stock Options shall become immediately exercisable and fully vested. At the Effective Time, all outstanding Bancorp Stock Options shall be cancelled and Bancorp shall pay each holder, for each Bancorp Stock Option held, an amount in cash equal to the Option Spread reduced by any required Tax withholdings. The payment of the Option Spreads pursuant to this Article II shall be delivered and paid by Bancorp in full
                 ----------
satisfaction of all rights pertaining to the Bancorp Stock Option Plan and the Bancorp Stock Options.

         2.7    ESCHEAT.  Notwithstanding anything in this Article II or
                -------                                    ----------
elsewhere in this Agreement to the contrary, neither the Paying Agent nor any party hereto shall be liable to a former holder of Bancorp Common Stock or any Bancorp Stock Options for any funds delivered to a public official pursuant to any applicable escheat or abandoned property laws.

         2.8    DISSENTING SHARES. The holder of any Dissenting Share shall have
                -----------------
the rights, subject to the limitations, provided by Section 262 of the DGCL. If at any time a holder of Dissenting Shares shall lose or withdraw such holder's rights to appraisal with respect to such holder's shares of Bancorp Common Stock, then such shares shall be converted into the right to receive the Merger Consideration in respect of such shares.

         2.9    PURCHASER'S DELIVERIES AT CLOSING. At the Closing, Purchaser
                ---------------------------------
shall deliver, or cause to be delivered, to Bancorp the following items:

                (a) evidence of the delivery by Purchaser or its agents to the Paying Agent of the aggregate amount of the Merger Consideration for payment to the holders of Bancorp Common Stock as provided in this Agreement;

                (b) good standing certificates for each of Purchaser and MergerSub issued by the Secretary of State of the State of Illinois in the case of Purchaser, and by the Secretary of State of the State of Delaware in the case of MergerSub, each dated not more than fifteen (15) Business Days prior to the Closing Date;

                (c) a copy of the articles of incorporation of Purchaser and the certificate of incorporation of MergerSub certified not more than fifteen
(15) Business Days prior to the Closing Date by the Secretary of State of the State of Illinois in the case of Purchaser, and by the Secretary of State of the State of Delaware in the case of MergerSub;

                (d) a certificate of the Secretary of each of Purchaser and MergerSub dated the Closing Date certifying (i) a copy of the bylaws of such corporation; and (ii) copies of resolutions of the board of directors of each such corporation and by Purchaser as the sole stockholder of MergerSub authorizing and approving his Agreement and the Reorganization;

                (e) a certificate of the President of Purchaser and MergerSub dated the Closing Date certifying that: (i) there have been no further amendments to the charter and certificate of incorporation delivered pursuant to subsection (c) of this Section; and (ii) the conditions set forth in
Sections 8.2(a) and 8.2(b) of this Agreement have been satisfied;
--------------------------

                (f)    copies of each of the Regulatory Approvals;

                (g) a legal opinion of Purchaser's counsel, Barack Ferrazzano et al., substantially in the form set forth in Exhibit A hereto and
                                                           ---------
dated as of the Effective Time; and

                (h) such other documents as Bancorp or its counsel shall reasonably request.

         2.10   BANCORP'S  DELIVERIES AT CLOSING.  At the Closing, Bancorp shall
                --------------------------------
deliver, or cause to be delivered, to Purchaser the following items:

               (a) good standing certificates for Bancorp issued by the Secretary of State of the State of Delaware and the Secretary of State of the State of Indiana, each dated not more than fifteen (15) Business Days prior to the Closing Date;

                (b) a good standing certificate for Target Bank issued by the OTS and dated not more than fifteen (15) Business Days prior to the Closing Date;

                (c) a copy of the certificate of incorporation of Bancorp certified by the Secretary of State of the State of Delaware, which shall be certified as of a date which is not more than fifteen (15) Business Days prior to the Closing Date;

                (d) a copy of the charter of Target Bank certified by the OTS as of a date which is not more than fifteen (15) Business Days prior to the Closing Date;

                (e) a certificate of the Secretary of Bancorp dated the Closing Date certifying (i) a copy of the bylaws of Bancorp, (ii) copies of resolutions of the board of directors of Bancorp and the stockholders of Bancorp authorizing and approving this Agreement and the Reorganization;

                (f) a certificate of the Secretary or an assistant secretary of Target Bank dated the Closing Date certifying a copy of the bylaws of Target Bank;

                (g) a certificate executed by the President of Bancorp dated the Closing Date certifying that: (i) there have been no further amendments to the certificate of incorporation and charter delivered pursuant to subsections
(c) and (d) of this Section; and (ii) the conditions set forth in
Sections 8.1(a) and 8.1(b) of this Agreement have been satisfied;
--------------------------

                (h) a legal opinion of Bancorp's counsel, Muldoon Murphy & Faucette LLP, substantially in the form set forth in Exhibit B attached hereto
                                                     ---------
and dated as of the Effective Time;

                (i) resignations from all of the directors of Target Bank and those officers of Target Bank that are so identified in writing by Purchaser at or prior to the Closing; and

                (j) such other documents as Purchaser or its counsel shall reasonably request.

                                   ARTICLE III
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

         Purchaser represents and warrants to Bancorp that each of the following statements in this Article III is true and correct on the date hereof.
                   -----------

         3.1    ORGANIZATION.
                ------------

                (a) Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois and has all requisite power and authority, corporate and otherwise, to own, operate and lease its assets, properties and businesses and to carry on its businesses substantially as they have been and are now being conducted. Purchaser is qualified to do business and is in good standing in each jurisdiction where the character of the properties owned or leased by it or the nature of the business transacted by it requires that it be so qualified, except where the failure to so qualify would not have a Purchaser Material Adverse Effect. Purchaser has all requisite corporate power and authority to enter into this Agreement and, upon the receipt of all Regulatory Approvals, to consummate the Reorganization. Purchaser is duly registered as a bank holding company under the BHCA and the regulations of the Federal Reserve.

                (b) MergerSub is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority, corporate and otherwise, to own, operate and lease its assets, properties and businesses and to carry on its businesses substantially as they have been and are now being conducted. MergerSub is duly qualified to do business and is in good standing in each jurisdiction where the character of the properties owned or leased by it or the nature of the business transacted by it requires that it be so qualified, except where the failure to so qualify would not have a Purchaser Material Adverse Effect. MergerSub has all requisite corporate power and authority to enter into this Agreement and, upon the receipt of all Regulatory Approvals, to consummate the Reorganization.

         (c) The Bank is an Illinois state-chartered non-member bank duly organized and in existence under the laws of the State of Illinois and its deposits are insured by the FDIC through the BIF and SAIF to the full extent permitted under the FDI Act.

         (d) Purchaser has no direct or indirect subsidiaries other than the Purchaser Subsidiaries. Each of the Purchaser Subsidiaries is wholly owned by either Purchaser or the Bank. Each Purchaser Subsidiary other than the Bank is a duly organized and validly existing corporation in good standing under the laws of the State of Illinois or Delaware, with corporate power and authority to own, operate and lease its assets and properties, and carry on its business substantially as it has been and is now being conducted.

         (e) Purchaser and each Purchaser Subsidiary hold all licenses, certificates, permits, franchises and rights from all Applicable Governmental Authorities necessary for the conduct of its and their respective businesses, except where the failure to so hold would not have a Purchaser Material Adverse Effect.

         3.2    AUTHORIZATION. The execution, delivery and performance of the
                -------------
Agreement and the consummation of the Reorganization have been duly and unanimously approved and authorized by the boards of directors of Purchaser, MergerSub and the Bank, and all necessary corporate action on the part of Purchaser, MergerSub and the Bank has been taken. The Agreement has been, or where applicable, will be, duly executed and delivered by Purchaser,

MergerSub and the Bank, as applicable, and, subject to the Regulatory Approvals, will constitute the valid and binding obligations of Purchaser, MergerSub and the Bank, except to the extent that enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles and doctrines. Neither the charter nor the bylaws of Purchaser will need to be amended to effectuate the Reorganization.

         3.3    CONFLICTS.
                ---------

         (a) The execution and delivery of the Agreement does not, and the consummation of the Reorganization will not, conflict with or result in any violation of the articles of incorporation or bylaws of Purchaser or the Bank, the certificate of incorporation or bylaws of MergerSub or similar documents of any other Purchaser Subsidiary. The execution and delivery of the Agreement does not, and the consummation of the Reorganization will not, conflict with or result in any violation, breach or termination of, or default or loss of a material benefit under, or permit the acceleration of, any obligation or result in the creation of any material lien, charge or encumbrance on any of the property or assets under any provision of any mortgage, indenture, lease, agreement or other instrument, permit, concession, grant, franchise, license, judgment, order, decree or Applicable Law and Regulation, other than any such conflicts, violations, defaults or losses of benefits that (i) individually or in the aggregate do not have a Purchaser Material Adverse Effect, or (ii) will be cured or waived prior to the Effective Time.

         (b) No consent, approval, order or authorization of, or registration, declaration or filing with, any federal or state governmental authority is required by or with respect to Purchaser or MergerSub in connection with the execution and delivery of the Agreement or the consummation by Purchaser and MergerSub of the Reorganization, the absence of which would have a Purchaser Material Adverse Effect, except for the filings to be submitted by Purchaser and the Bank in order to obtain the Regulatory Approvals, the filing of the Certificate of Merger with respect to the Merger with the Secretary of State of the State of Delaware, any filings, approvals or no-action letters with or from state securities authorities, any antitrust filings, consents, waivers or approvals.

         3.4    PROXY STATEMENT DISCLOSURE. None of the information to be
                --------------------------
supplied by Purchaser for inclusion in the Proxy Statement or any amendments thereof or supplements thereto will, at the time of the Stockholders' Meeting, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         3.5    LITIGATION. There is no suit, action, investigation or
                ----------
proceeding, legal, quasi-judicial, administrative or otherwise, pending or, to Purchaser's Knowledge, threatened against or affecting Purchaser or any Purchaser Subsidiary, or any of their respective officers, directors, employees or agents, in their capacities as such, which, if adversely determined, would have a Purchaser Material Adverse Effect, or which is seeking to enjoin consummation of the Reorganization or to obtain other relief in connection with this Agreement or the Reorganization, nor is there any judgment, decree, injunction, rule or order of any court,
                                       19
arbitrator or Applicable Governmental Authority outstanding against Purchaser or any Purchaser Subsidiary or any of their respective officers, directors, employees or agents, in their capacities as such, having, or which could reasonably be foreseen to have in the future, a Purchaser Material Adverse Effect.

         3.6    ADEQUATE FUNDS. At the Effective Time, Purchaser will have
                --------------
sufficient funds and capital to carry out its obligations under the Agreement and to consummate the Reorganization.

         3.7    NO SHARE OWNERSHIP. As of the date hereof, neither Purchaser,
                ------------------
any Affiliate nor any Purchaser Subsidiary owns any shares of Bancorp Common Stock.

         3.8    COMPLIANCE WITH LAWS.
                --------------------

                (a) The businesses of Purchaser and each Purchaser Subsidiary are not being conducted in violation of any Applicable Law and Regulation, including the BHCA, the FDI Act, the IBA, any laws affecting financial institutions (including those pertaining to the Bank Secrecy Act, the investment of funds, the lending of money, the collection of interest and the extension of credit), federal and state securities laws, laws and regulations relating to financial statements and reports, truth-in-lending, truth-in-savings, fair debt collection practices, usury, fair credit reporting, consumer protection, unfair trade practices, occupational safety, fair employment practices, fair labor standards, escheat and laws and regulations relating to employee benefits, and any statutes or ordinances relating to the properties occupied or used by Purchaser or any Purchaser Subsidiary, except for possible or actual violations which either individually or in the aggregate do not and, insofar as reasonably can be foreseen in the future, will not have a Purchaser Material Adverse Effect.

                (b) The policies, programs and practices of Purchaser and each Purchaser Subsidiary relating to wages, hours of work, and other terms and conditions of employment are in compliance in all material respects with Applicable Laws and Regulations governing employment and terms and conditions of employment. There are no disputes, claims, or charges, pending or, to Purchaser's Knowledge, threatened, against Purchaser or any Purchaser Subsidiary alleging breach of any express or implied employment contract or commitment, or material breach of any Applicable Law and Regulation relating to employment or terms and conditions of employment, and, to Purchaser's Knowledge, there is no basis for any valid claim or charge with regard to such matters.

                (c) No investigation or review by any Applicable Governmental Authority with respect to Purchaser or any Purchaser Subsidiary is pending or, to Purchaser's Knowledge, threatened, nor has any Applicable Governmental Authority indicated to Purchaser an intention to conduct the same, other than normal bank and bank holding company regulatory examinations and those whose outcome will not have a Purchaser Material Adverse Effect.

                (d) The Bank's current rating under the Community Reinvestment Act of 1977 and the regulations promulgated thereunder is "satisfactory."

         3.9    REGULATORY APPROVALS. Except as referred to in Section 3.3(b)
                --------------------                           --------------
hereof, or in connection, or in compliance with the provisions of the HSRA, the Securities Act, the Securities Exchange Act, the HOLA, the BHCA, the BMA, the IBA, the rules and regulations of the OTS and Federal Reserve, and the environmental, corporation, securities or blue sky laws or regulations of the various states, no filing or registration with, or authorization, consent or approval of, any other party is necessary for the consummation by Purchaser or MergerSub of the Reorganization. As of the date hereof, Purchaser knows of no reason why the Regulatory Approvals should not be obtained without the imposition of any material non-Purchaser condition or restriction.

         3.10   Regulatory Investigations.
                -------------------------

                (a) Neither Purchaser nor any Purchaser Subsidiary (i) is subject to any cease-and-desist or other order or enforcement action issued by,
(ii) is a party to any written agreement, consent agreement or memorandum of understanding with, (iii) is a party to any commitment letter or similar undertaking to, (iv) is subject to any order or directive by, (v) is a recipient of any supervisory letter from, or (vi) has adopted any policies, procedures or board resolutions at the request of any Regulatory Authority or other Applicable Governmental Authority that currently restricts in any material respect the ability of Purchaser to consummate the Reorganization, nor has Purchaser or any Purchaser Subsidiary been advised by any Regulatory Authority or other Applicable Governmental Authority that it is considering issuing, initiating, ordering or requesting any of the foregoing.

                (b) There is no unresolved violation, criticism or exception cited by the Illinois Office of Banks and Real Estate or any other Applicable Governmental Authority that would have a Purchaser Material Adverse Effect.

                                   ARTICLE IV
                    REPRESENTATIONS AND WARRANTIES OF BANCORP

         Bancorp represents and warrants to Purchaser that each of the following statements in this Article IV is true and correct on the date hereof, is subject
                   ----------
to being updated pursuant to Section 7.6. As expressly set forth below in this
                             -----------
Article IV, certain representations and warranties are qualified by disclosures
----------
set forth in the Bancorp Disclosure Schedule.

         4.1  ORGANIZATION.
              ------------

         (a) Bancorp is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority, corporate and otherwise, to own, operate and lease its assets, properties and businesses and to carry on its businesses substantially as they have been and are now being conducted. Bancorp is qualified to do business and is in good standing in each jurisdiction where the character of the properties owned or leased by it or the nature of the business transacted by it requires that it be so qualified, except where the failure to so qualify would not have a Bancorp Material Adverse Effect. Bancorp has all requisite corporate power and authority to enter into this Agreement and, upon the receipt of all Regulatory Approvals and the approval of the majority of the stockholders of Bancorp as hereinafter provided, to consummate the Reorganization. Bancorp is duly registered as a savings and loan holding company under the BHCA.

         (b) Target Bank is a federal savings bank duly organized and in existence under the laws of the United States and its deposits are insured by the FDIC to the full extent permitted under the FDI Act. Target Bank is a "qualified thrift lender," as that term is used in Section 10(m) of the HOLA. Target Bank has all requisite corporate power and authority, upon the receipt of all Regulatory Approvals and the approval of Bancorp as its sole stockholder, to consummate the Reorganization.

         4.2  AUTHORIZATION. The execution, delivery and performance of the
              --------------
Agreement and the consummation of the Reorganization have been duly approved and authorized by the boards of directors of Bancorp and Target Bank, and all necessary corporate action on the part of Bancorp and Target Bank has been taken, subject to the approval of this Agreement by the stockholders of Bancorp. The Agreement has been, or where applicable, will be, duly executed and delivered by Bancorp and Target Bank, as applicable, and, subject to the Regulatory Approvals, and, in the case of this Agreement and the Reorganization, the approval by the majority of the stockholders of Bancorp, will constitute the valid and binding obligations of Bancorp and Target Bank, except to the extent that enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles or doctrines. Neither the certificate of incorporation nor the bylaws of Bancorp will need to be amended to effectuate the Reorganization.

         4.3    CONFLICTS.
                ---------

                (a) The execution and delivery of the Agreement does not, and the consummation of the Reorganization will not, conflict with or result in any violation of the certificate of incorporation or bylaws of Bancorp or similar documents of any Bancorp Subsidiary. The execution and delivery of the Agreement does not, and the consummation of the Reorganization will not, conflict with or result in any violation, breach or termination of, or default or loss of a material benefit under, or permit the acceleration of, any obligation or result in the creation of any material lien, charge or encumbrance on any of the property or assets under any provision of any mortgage, indenture, lease, agreement or other instrument, permit, concession, grant, franchise, license, judgment, order, decree or Applicable Law and Regulation, other than any such conflicts, violations, defaults or losses of benefits that (i) individually or in the aggregate do not have a Bancorp Material Adverse Effect on Bancorp, or
(ii) will be cured or waived prior to the Effective Time.

         (b) No consent, approval, order or authorization of, or registration, declaration or filing with, any Applicable Governmental Authority is required by or with respect to Bancorp in connection with the execution and delivery of the Agreement or the consummation of the Reorganization, the absence of which would have a Bancorp Material Adverse Effect, except for the filings to be submitted by Purchaser and the Bank in order to obtain the Regulatory Approvals, the Proxy Statement, the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, any filings, approvals or no-action letters with or from state securities authorities, and any necessary antitrust filings, consents, waivers or approvals.

         4.4    ANTITAKEOVER PROVISIONS INAPPLICABLE. No "business combination,"
                ------------------------------------
"moratorium," "control share" or other state antitakeover statute or regulation, or any provision in Bancorp's certificate of incorporation or bylaws, (i) prohibits or restricts Bancorp's ability to perform its obligations under the Agreement, or its ability to consummate the Reorganization, (ii) would have the effect of invalidating or voiding the Agreement or any provision hereof or thereof, (iii) would subject Purchaser to any material impediment or condition in connection with the exercise of any of its rights under the Agreement, or
(iv) would require greater than a majority of the directors or greater than a majority of the stockholders of Bancorp to approve the Agreement.

         4.5    CAPITALIZATION AND STOCKHOLDERS.
                -------------------------------

                (a) The authorized capital stock of Bancorp consists of the following: (i) 4,000,000 shares of common stock, par value $0.01 per share (the "Bancorp Common Stock"), of which 1,863,951 shares are issued and outstanding and 74,509 shares are held by Bancorp as treasury shares; and (ii) 1,000,000 shares of Preferred Stock, $0.01 par value, none of which are issued and outstanding. All of the issued and outstanding shares of Bancorp Common Stock have been duly and validly authorized and issued, and are fully paid and non-assessable. None of the outstanding shares of Bancorp Common Stock are subject to any preemptive rights of the current or past stockholders of Bancorp. All of the issued and outstanding shares of Bancorp Common Stock will be entitled to vote to approve the Agreement.

                (b) The authorized capital stock of Target Bank consists of 4,000,000 shares of common stock, $1.00 par value per share (the "Target Bank Common Stock"), and 1,000,000 shares of preferred stock, $1.00 par value per share (the "Target Bank Preferred Stock"). All of the issued and outstanding shares of Target Bank Common Stock and Target Bank Preferred Stock have been duly and validly authorized and issued, and are fully paid and non-assessable. None of the outstanding shares of Target Bank Common Stock or Target Bank Preferred Stock are subject to any preemptive rights of the current or past stockholders of Target Bank.

                (c) Bancorp has reserved 193,846 shares of Bancorp Common Stock for issuance as options under the Bancorp Stock Option Plan, pursuant to which Bancorp Stock Options for an aggregate of 178,159 shares of Bancorp Common Stock have been granted and are outstanding. Bancorp has reserved 77,538 shares of Bancorp Common Stock for issuance as restricted stock under the Bancorp Stock Option Plan, pursuant to which 69,294 shares of Bancorp Restricted Stock have been granted and are outstanding, of which 55,387 shares are unvested. Except as set forth in this Section 4.5, there are no shares of capital stock or other
                  -----------
equity securities of Bancorp outstanding and no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, shares of the capital stock of Bancorp, or contracts, commitments, understandings, or arrangements by which Bancorp is or may be bound to issue additional shares of its capital stock or options, warrants, or rights to purchase or acquire any additional shares of its capital stock. Each Bancorp Stock Option and share of Bancorp Restricted Stock is vested and exercisable or will be vested and exercisable as of the date set forth in
Schedule 4.5(c) to the Bancorp Disclosure Schedule and each Bancorp Stock
---------------
Option has an exercise price in the amount set forth in Schedule 4.5(c) to the
                                                        ---------------
Bancorp Disclosure Schedule.

         (d)   Schedule 4.5(d) to the Bancorp Disclosure Schedule accurately
               ---------------
identifies the names and addresses of all of the stockholders who, to Bancorp's Knowledge, beneficially own more than five percent (5%) of the shares of Bancorp Common Stock and the number of shares of Bancorp Common Stock held by each such stockholder, by each director and senior officer of Bancorp and by the Bancorp Benefits Plans. From the date hereof until the Effective Time, Bancorp shall, upon request, provide Purchaser with a complete list of all of its stockholders of record, including the names, addresses and number of shares of Bancorp Common Stock held by each stockholder. Without the advance written consent of Bancorp, Purchaser will not disclose or make use of the information provided by Bancorp pursuant hereto except as may be required in connection with the filings to be submitted in order to obtain the Regulatory approvals and as is otherwise specifically permitted by this Agreement.

         (e) Bancorp does not have outstanding any indebtedness which entitles the holder or holders thereof to exercise voting rights in connection with the election of its directors or the approval of the Reorganization, nor are there outstanding any options, warrants, calls, rights, commitments or agreements of any kind obligating Bancorp or any Bancorp Subsidiary to issue or sell any such indebtedness. There are no outstanding contractual obligations of Bancorp or any Bancorp Subsidiary to repurchase, redeem or otherwise acquire any shares of its capital stock or any of its indebtedness.

         4.6    THE BANCORP SUBSIDIARIES.
                ------------------------

         (a)    Schedule 4.6(a) to the Bancorp Disclosure Schedule accurately
                ---------------
identifies the number of shares of authorized and outstanding capital stock of the Bancorp Subsidiaries, and a description of the business of each Bancorp Subsidiary. Bancorp owns directly or indirectly all of the issued and outstanding shares of capital stock of each of the Bancorp Subsidiaries. Except as set forth in Schedule 4.6(a) to the Bancorp Disclosure Schedule, neither
                ---------------
Bancorp nor the Bancorp Subsidiaries own directly or indirectly any debt or equity securities, or other proprietary interest in any other corporation, joint venture, partnership, entity, association or other business. No capital stock of any of the Bancorp Subsidiaries is or may become required to be issued by reason of any options, warrants, scrip, rights to subscribe to, calls, or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, shares of the capital stock of any of the Bancorp Subsidiaries. There are no contracts, commitments, understandings or arrangements relating to the rights of Bancorp to vote or to dispose of shares of the capital stock of any Bancorp Subsidiary. All of the shares of capital stock of each Bancorp Subsidiary held by Bancorp or a

Bancorp Subsidiary are fully paid and non-assessable and are owned by Bancorp or such Bancorp Subsidiary free and clear of any claim, lien or encumbrance.

         (b) Each Bancorp Subsidiary other than Target Bank is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or organized, and is qualified to do business and in good standing in each jurisdiction where the character of the properties owned or leased by it or the nature of the business transacted by it requires it to be so qualified, except where the failure to so qualify, either individually or in the aggregate, would not have a Bancorp Material Adverse Effect. Each Bancorp Subsidiary has the power and authority necessary for it to own, operate or lease its assets, properties and business and to carry on its business substantially as they have been and are now being conducted.

         4.7    SEC REPORTS. Prior to the execution of this Agreement, Bancorp
                -----------
has delivered or made available to Purchaser complete and accurate copies of the following (collectively and together with the deliveries required under Section
                                                                        -------
7.2(a) below, the "Bancorp SEC Reports"): (a) Bancorp's Annual Reports on Form
------
10-KSB for the years ended June 30, 2000, 2001 and 2002 as filed with the SEC;
(b) all Bancorp proxy statements and annual reports to stockholders used in connection with meetings of Bancorp's stockholders held since January 1, 2000;
(c) Bancorp's Quarterly Reports on Form 10-Q for the quarter ended September 30, 2002, as filed with the SEC; and (d) Bancorp's Current Reports on Form 8-K as filed with the SEC since January 1, 2000. Each Bancorp SEC Report was timely filed and as of their respective dates or as subsequently amended prior to the date hereof, each of the Bancorp SEC Reports (i) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances under which it was made, not misleading and (ii) complies as to form in all material respects with the applicable accounting requirements and the rules and regulations of the SEC.

         4.8    BANCORP REGULATORY REPORTS. Prior to the execution of this
                --------------------------
Agreement, Bancorp has delivered or made available to Purchaser complete and accurate copies of all reports that Bancorp has filed with the OTS since January 1, 2000, and will provide Purchaser with the reports required by
Section 7.2(b) hereof (collectively, the "Bancorp Regulatory Reports"). Since
--------------
January 1, 2000, Bancorp has filed in a timely manner all Bancorp Regulatory Reports that it was required to file with the OTS. As of their respective dates or as subsequently amended prior to the date hereof, each of the Bancorp Regulatory Reports (i) is true and correct in all material respects, (ii) complies in all material respects with applicable rules and regulations of the OTS applied on a consistent basis, and (iii) fairly presents the financial condition of Bancorp as of the dates thereof.

         4.9    TARGET BANK REGULATORY REPORTS. Prior to the execution of this
                ------------------------------
Agreement, Bancorp has delivered or made available to Purchaser complete and accurate copies of all reports that Target Bank has filed with the OTS since January 1, 1998, and will provide Purchaser with the reports required by Section
                                                                         -------
7.2(b) hereof (collectively, the "Target Bank Regulatory Reports"). Since
------
January 1, 1998, Target Bank has filed in a timely manner all

Target Bank Regulatory Reports that it was required to file with the OTS. As of their respective dates or as subsequently amended prior to the date hereof, each of the Target Bank Regulatory Reports (i) is true and correct in all material respects, (ii) complies in all material respects with applicable rules and regulations of the OTS, applied on a consistent basis, and (iii) fairly presents the financial condition of Target Bank as of the dates thereof.

         4.10   FINANCIAL STATEMENTS.
                --------------------

                (a) Prior to the execution of this Agreement, Bancorp has delivered or made available to Purchaser complete and accurate copies of Target Bank's audited financial statements for the fiscal year ended June 30, 2000 (the "Target Bank Financial Statements") and Bancorp's audited consolidated financial statements for the fiscal years ended June 30, 2001 and 2002, and unaudited financial statements for the quarter ended September 30, 2002 and months ending October 31, 2002 and November 30, 2002 (and for any subsequent month-end and quarter-end that occurred prior to the 24th day preceding the date hereof), and will provide purchaser with the Bancorp reports required by
Section 7.2(d) hereof (collectively with the Target Bank Financial Statements,
--------------
the "Bancorp Financial Statements"). The Bancorp Financial Statements and the financial statements (including any footnotes thereto) contained in the Bancorp SEC Reports have been or will be, as the case may be, prepared in accordance with GAAP, applied on a consistent basis during the periods involved, except as indicated in the notes thereto or, in the case of unaudited statements, as permitted by SEC Form 10-Q, and fairly present or will fairly present, as the case may be, the financial position of Target Bank (with respect to the Target Bank Financial Statements) and Bancorp as of the dates thereof and the results of operations, changes in stockholders' equity and cash flows for the periods then ended (subject, in the case of the unaudited statements, to recurring year end adjustments normal in nature and amount and the absence of footnotes).

         (b) Bancorp has delivered or made available to Purchaser copies of the balance sheets of Target Bank as of the month ending November, 2002 (and for any subsequent month-end and quarter-end that occurred prior to the 24th day preceding the date hereof), and the related statements of income, changes in shareholder's equity and cash flows for the period(s) then ended, and will provide Purchaser with the Target Bank reports required by Section 7.2(d) hereof
                                                           --------------
(collectively, the "Target Bank Interim Financial Statements"). The Target Bank Interim Financial Statements have been prepared in accordance with GAAP applied on a consistent basis during the period involved and fairly present the financial position of Target Bank (subject, in the case of interim statements, to recurring year end adjustments normal in nature and amount and the absence of footnotes).

         (c) Since June 30, 2002, Bancorp and the Bancorp Subsidiaries have not undergone, suffered or experienced any Bancorp Material Adverse Effect. Since June 30, 2002, Bancorp and the Bancorp Subsidiaries have conducted their respective businesses only in the ordinary course consistently with past practices. No facts or circumstances have been discovered from which it reasonably appears that Bancorp will undergo, suffer or experience a Bancorp Material Adverse Effect.

         4.11   REGULATORY INVESTIGATIONS.
                -------------------------

                (a) Neither Bancorp nor any of Bancorp Subsidiary (i) is subject to any cease-and-desist or other order or enforcement action issued by,
(ii) is a party to any written agreement, consent agreement or memorandum of understanding with, (iii) is a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, (iv) has been since January 1, 1998, a recipient of any supervisory letter from, (v) has been ordered to pay any civil money penalty by, or (vi) has adopted any policies, procedures or board resolutions at the request of any Regulatory Authority or other Applicable Governmental Authority that currently restricts in any material respect the conduct of its business or that in any material manner relates to its capital adequacy, its ability to pay dividends, its credit or risk management policies, its management or its business, nor has Bancorp or any Bancorp Subsidiary been advised by any Regulatory Authority or other Applicable Governmental Authority that it is considering issuing, initiating, ordering or requesting any of the foregoing.

                (b) Except for routine examinations conducted by the OTS in the regular course of the business of Bancorp or any Bancorp Subsidiary, no Applicable Governmental Authority has initiated any proceeding or, to Bancorp's Knowledge, investigation into the business or operations of Bancorp or any Bancorp Subsidiary within the past three (3) years. There is no unresolved violation, criticism or exception by the OTS, the SEC or any other Applicable Governmental Authority that would have a Bancorp Material Adverse Effect.

         4.12   COMPLIANCE WITH LAWS.
                --------------------

                (a) The businesses of Bancorp and each Bancorp Subsidiary are not being conducted in violation of any Applicable Laws and Regulations, including the HOLA, the FDI Act, any laws affecting financial institutions (including those pertaining to the Bank Secrecy Act, the investment of funds, the lending of money, the collection of interest and the extension of credit), federal and state securities laws, laws and regulations relating to financial statements and reports, truth-in-lending, truth-in-savings, fair debt collection practices, usury, fair credit reporting, consumer protection, unfair trade practices, occupational safety, fair employment practices, fair labor standards, escheat and laws and regulations relating to employee benefits, and any statutes or ordinances relating to the Bancorp Properties, except for possible violations which either individually or in the aggregate do not and will not have a Bancorp Material Adverse Effect.

                (b) The policies, programs and practices of Bancorp and each Bancorp Subsidiary relating to wages, hours of work, and other terms and conditions of employment are in compliance in all material respects with Applicable Laws and Regulations governing employment and terms and conditions of employment. There are no disputes, claims, or charges, pending or, to Bancorp's Knowledge, threatened, against Bancorp or any Bancorp Subsidiary alleging breach of any express or implied employment contract or commitment, or a material breach of any Applicable Law and Regulation relating to employment or terms and conditions of employment, and, to Bancorp's Knowledge, there is no basis for any valid claim or charge with regard to such matters.

                (c)   Schedule 4.12(c) to the Bancorp Disclosure Schedule sets
                      ----------------
forth Target Bank's current rating under the Community Reinvestment Act of 1977 and the regulations promulgated thereunder.

         4.13   LITIGATION. Schedule 4.13 to the Bancorp Disclosure Schedule
                ----------
includes copies of all attorney responses to auditor letters provided in connection with the Bancorp Financial Statements. Except as disclosed in
Schedule 4.13 to the Bancorp Disclosure Schedule, there is no suit, action, investigation or proceeding, legal, quasi-judicial, administrative or otherwise, pending or, to Bancorp's Knowledge, threatened against or affecting Bancorp or any Bancorp Subsidiary, or any of their respective officers, directors, employees or agents, in their capacities as such, which is seeking damages against Bancorp, any Bancorp Subsidiary, or any of their respective officers, directors, employees or agents, in their capacities as such. None of the matters disclosed in Schedule 4.13 to the Bancorp Disclosure Schedule has or will have a Bancorp Material Adverse Effect, or is seeking to enjoin the consummation of any aspect of the Reorganization, or to obtain other relief in connection with the Agreement or the Reorganization. No judgment, decree, injunction, rule or order of any court, arbitrator or Applicable Governmental Authority is outstanding against Bancorp or any Bancorp Subsidiary or any of their respective officers, directors, employees or agents, in their capacities as such, having, or which could have a Bancorp Material Adverse Effect.

         4.14   LICENSES. Bancorp and each Bancorp Subsidiary hold all licenses,
                --------
certificates, permits, franchises and all patents, trademarks, service marks, trade names, copyrights or rights thereto, and adequate authorizations, approvals, consents, licenses, clearances and orders or registrations with all Applicable Governmental Authorities that are material to the conduct of their respective businesses as now conducted and as presently proposed to be conducted.

         4.15   Taxes.
                -----

                (a) Bancorp and each Bancorp Subsidiary and all members of any consolidated, affiliated, combined or unitary group of which Bancorp or any of the Bancorp Subsidiaries is a member have each timely filed all Tax and Tax information returns or reports, including all Forms 1099, 1098 and 5498 and the federal and state tax returns for the tax year ended June 30, 2002, required to be filed (all such returns and reports being correct and complete in all material respects), and have paid (or Bancorp has paid on behalf of each Bancorp Subsidiary), or have accrued on their respective books and set up an adequate reserve for the payment of, all Taxes required to be paid in respect of the periods covered by such returns or reports, and have accrued on their respective books and set up an adequate reserve for the payment of all income and other Taxes anticipated to be payable. Neither Bancorp nor any Bancorp Subsidiary is delinquent in the payment of any Tax, assessment or governmental charge. No deficiencies for any Taxes have been proposed, asserted or assessed against Bancorp or any Bancorp Subsidiary that have not been resolved or settled, and no requests for waivers of the statute of limitations to assess any such Tax are pending or have been agreed to. Except as set forth on Schedule 4.15(a) to the
                                                       ----------------
Bancorp Disclosure Schedule, the Tax returns and reports of Bancorp and each Bancorp Subsidiary have not been audited by either the IRS, the Indiana Department of Revenue, the Delaware Department of Revenue, or any other federal, state or local Taxing authorities, for any of the last ten (10) years. Neither Bancorp nor any Bancorp Subsidiary is a party to any action or proceeding by any Applicable Governmental Authority for the assessment or the collection of Taxes. Deferred Taxes of Bancorp and each Bancorp Subsidiary have been accounted for in accordance with GAAP and consistent with past practices. Bancorp and each Bancorp Subsidiary has delivered to Purchaser correct and complete copies of all federal and state income Tax returns and reports and supporting schedules for all Tax years since June 30, 1992. For purposes of this Agreement, "Tax" means any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, prohibited transaction, stamp, occupation, premium, property or windfall profits tax, environmental tax, customs duty, capital stock, franchise, employees' income withholding, foreign or domestic withholding, social security, unemployment, disability, workers' compensation, employment-related insurance, real property, personal property, sales, use, transfer, value added, alternative or add-on minimum or other tax, fee or assessment imposed by a taxing jurisdiction, including any interest, penalties or additional amounts in respect of the foregoing, for each party hereto and its commonly controlled entities and all members of any consolidated, affiliated, combined or unitary group of which any of them is a member.

         (b) Bancorp has not filed any consolidated federal income tax return with an "affiliated group" within the meaning of Section 1504 of the Code where Bancorp was not the common parent of the group. Neither Bancorp nor any Bancorp Subsidiary is, or has been, a party to any Tax allocation agreement or arrangement pursuant to which it has any contingent or outstanding liability to anyone other than Bancorp or any Bancorp Subsidiary.

         (c) Bancorp and each Bancorp Subsidiary have each withheld amounts from its employees, stockholders, borrowers and holders of deposit accounts in compliance with the tax withholding provisions of Applicable Laws and Regulations, has filed all federal, state and local returns and reports for all years for which any such return or report would be due with respect to employee income tax withholding, social security, unemployment taxes, income and other Taxes and all payments or deposits with respect to such Taxes have been timely made and, except as set forth in Schedule 4.15(c) to the Bancorp
                                        ----------------
Disclosure Schedule, has notified all employees, stockholders and holders of deposit accounts of their obligations to file all forms, statements or reports with it in accordance with applicable federal, state and local Tax laws and has taken reasonable steps to insure that such employees, stockholders and holders of deposit accounts have filed all such forms, statements and reports with it.

         4.16   INSURANCE. Schedule 4.16 to the Bancorp Disclosure Schedules
                ---------  -------------
includes copies of all insurance policies and bonds presently maintained by Bancorp or the Bancorp Subsidiaries with respect to their respective businesses, operations, properties or assets. All such insurance policies and bonds are in full force and effect. Neither Bancorp nor any Bancorp Subsidiary is in default of any of its obligations under any such insurance policy or bond. Bancorp and each Bancorp Subsidiary maintain all insurance and bonds they are required to carry by law or by any agreement by which they are bound. Schedule 4.16 to the
                                                          -------------
Bancorp Disclosure Schedule lists and briefly describes all claims that have been filed under such insurance policies and bonds and the current status of such claims. All such claims have been filed in due and timely fashion. Neither Bancorp nor any Bancorp Subsidiary has had an insurance policy or bond cancelled or non-renewed by the issuer of the policy or bond within the past five (5) years.

         4.17   LOANS.
                -----

                (a)   Except as disclosed in Schedule 4.17(a) to the Bancorp
                                             ----------------
Disclosure Schedule, each loan, loan agreement, note, lease or other borrowing agreement, any participation therein, and any guaranty, renewal or extension thereof (collectively, "Loans") reflected as an asset on any of the Bancorp Financial Statements, the Bancorp SEC Reports, the Bancorp Regulatory Reports, the Target Bank Regulatory Reports or the Target Bank Interim Financial Statements is evidenced by documentation that is customary and legally sufficient in all material respects and constitutes, to Bancorp's Knowledge, the legal, valid and binding obligation of the obligor named therein, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors rights generally or equitable principles or doctrines. To Bancorp's Knowledge, no obligor named therein is seeking to avoid the enforceability of any term of any Loan under any such laws or equitable principles or doctrines, and no Loan is subject to any defense, offset or counterclaim.

         (b) All Loans originated by Bancorp or any Bancorp Subsidiary, and all Loans purchased by Bancorp or any Bancorp Subsidiary, were made or purchased in accordance with the policies of the boards of directors of Bancorp and such Bancorp Subsidiary and in the ordinary course of the business of Bancorp and such Bancorp Subsidiary. Except as set forth in Schedule 4.17(b) to the Bancorp
                                                ----------------
Disclosure Schedule, Target Bank's interest in all Loans is free and clear of any security interest, lien, encumbrance or other charge, and Bancorp and each Bancorp Subsidiary have complied in all material respects with all Applicable Laws and Regulations relating to such Loans.

         (c)    Except as disclosed in Schedule 4.17(c) to the Bancorp
                                       ----------------
Disclosure Schedule, neither Bancorp nor Target Bank is a party to any Loan (i) under the terms of which the obligor is more than sixty (60) days delinquent in payment of principal or interest or in default of any other material provision as of the dates shown thereon or for which Target Bank has discontinued the accrual of interest; (ii) that has been classified as "substandard," "doubtful," "loss," "other loans especially mentioned" or any comparable classifications by Bancorp or Target Bank, or by any Applicable Governmental Authority, (iii) that has been listed on any "watch list" or similar internal report of Bancorp or Target Bank or has been categorized as a "potential problem loan" in any Bancorp SEC Report; or (iv) to an Affiliate of an obligor under any Loan described in clause (i), (ii) or (iii) hereof.

         (d) The allowance for loan and lease losses reflected in the financial statements (including footnotes thereto) contained in any of the Bancorp SEC Reports, the Bancorp Financial Statements, the Bancorp Regulatory Reports, the Target Bank Regulatory

Reports or the Target Bank Interim Financial Statements was determined on the basis of Bancorp's continuing review and evaluation of the Loan portfolio under the requirements of GAAP and Applicable Laws and Regulations, was established in a manner consistent with the Loan Loss Reserve Policy, and, in the reasonable judgment of Bancorp, is adequate in all material respects as of their respective dates under the requirements of GAAP and Applicable Laws and Regulations to provide for possible or specific losses, net of recoveries relating to Loans previously charged-off, on Loans outstanding.

         (e)    Schedule 4.17(e) to the Bancorp Disclosure Schedule contains a
                ----------------
complete list of the Target Bank REO and other repossessed property. The Target Bank REO and other repossessed property are carried on the Bancorp SEC Reports, the Bancorp Financial Statements, the Bancorp Regulatory Reports, the Target Bank Regulatory Reports and the Target Bank Financial Statements in accordance with GAAP.

         (f) All guarantees of indebtedness owed to Bancorp or any Bancorp Subsidiary, including those of the Federal Housing Administration, the Small Business Administration, and other state and federal agencies, are valid and enforceable, except to the extent enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors rights generally or equitable principles or doctrines, and except as would not have a Bancorp Material Adverse Effect.

         (g) In originating, underwriting, servicing, and discharging Loans, mortgages, land contracts, and contractual obligations relating thereto, either for their own account or for the account of others, Bancorp and each Bancorp Subsidiary have complied with all applicable terms and conditions of such obligations and with all Applicable Laws and Regulations, contractual requirements, and procedures with respect to such servicing, except where the failure to comply would not have a Bancorp Material Adverse Effect.

         (h) A true, correct and complete copy of the lending policy (the "Loan Policy") and the policy for establishing the allowance for loan and lease losses (the "Loan Loss Reserve Policy") for Bancorp and Target Bank, in each case as in effect as of the date hereof, are set forth on Schedule 4.17(h) to
                                                          ----------------
the Bancorp Disclosure Schedule.

         4.18   INVESTMENTS.
                -----------

         (a)    Set forth on Schedule 4.18(a) to the Bancorp Disclosure Schedule
                             ----------------
is a complete and accurate list of all investment and debt securities, mortgage-backed and related securities, marketable equity securities and securities purchased under agreements to resell that are owned by Bancorp or any Bancorp Subsidiary (together with any securities hereafter acquired, the "Investment Securities"). Schedule 4.18(a) shows, as of November 30, 2002, the
                          ----------------
applicable CUSIP numbers, the applicable maturity dates and the applicable coupon rates of the Investment Securities, the carrying values and estimated fair values of investment and debt securities, the gross carrying value and estimated fair value of the mortgage-backed and related securities, and the estimated cost and the estimated fair value of the marketable equity securities.

         (b)    Except as set forth in Schedule 4.18(b) to the Bancorp
                                       ----------------
Disclosure Schedule, none of the Investment Securities is subject to any restriction, whether contractual or statutory, that materially impairs the ability of Bancorp freely to dispose of such investment at any time. With respect to all material repurchase agreements to which Bancorp or any Bancorp Subsidiary is a party, Bancorp or such Bancorp Subsidiary has a valid, perfected first lien or security interest in the securities or other collateral securing each such repurchase agreement, and the value of the collateral securing each such repurchase agreement equals or exceeds the amount of the debt secured by such collateral under such agreement.

         (c)    Except as set forth in Schedule 4.18(c) to the Bancorp
                                       ----------------
Disclosure Schedule, neither Bancorp nor any Bancorp Subsidiary has sold or otherwise disposed of any assets in a transaction in which the acquiror of such assets or other Person has the right, either conditionally or absolutely, to require Bancorp or any Bancorp Subsidiary to repurchase or otherwise reacquire any such assets.

         (d) All Investment Securities that are classified as "held to maturity," "available for sale" and "trading" held by Bancorp or any Bancorp Subsidiary have been classified and accounted for in accordance with SFAS 115 and the intentions of Bancorp's management.

         (e) There are no interest rate swaps, caps, floors, option agreements or other interest rate risk management arrangements to which Bancorp or any Bancorp Subsidiary is a party or by which any of its assets or properties may be bound.

         (f) A true, correct and complete copy of the policy as in effect as of the date hereof for Bancorp and Target Bank regarding investments, funds management and liquidity/interest rate risk (the "Asset/Liability Management Policy") is set forth on Schedule 4.18(f) to the Bancorp Disclosure Schedule.

         4.19   BANCORP BENEFIT PLANS.
                ---------------------

                (a)   Schedule 4.19(a) to the Bancorp Disclosure Schedule
                      ----------------
contains a list and a true and correct copy (or, a description with respect to any oral employee benefit plan, practice, policy or arrangement), including all amendments thereto, of each compensation, consulting, employment, termination or collective bargaining agreement, and each stock option, stock purchase, stock appreciation right, recognition and retention, life (including split-dollar arrangements), health, accident or other insurance, bonus, deferred or incentive compensation, severance or separation agreement or any agreement providing any payment or benefit resulting from a change in control, profit sharing, retirement, or other employee benefit plan, practice, policy or arrangement of any kind, oral or written, covering employees, former employees, directors or former directors of Bancorp or each Bancorp Subsidiary or their respective beneficiaries, including any employee benefit plans within the meaning of
Section 3(3) of ERISA, which Bancorp or any Bancorp Subsidiary maintains, to which Bancorp or any Bancorp Subsidiary contributes, or under which any employee, former employee, director or former director of Bancorp or any Bancorp Subsidiary is covered or has benefit rights and pursuant to which any liability of Bancorp or any Bancorp Subsidiary exists or is reasonably likely to occur (the "Bancorp Benefit Plans"), and current summary plan descriptions, trust agreements, and insurance contracts and IRS Form 5500 or 5500-C (for the three most recently completed plan years) with respect thereto. Except as set forth on Schedule 4.19(a) of the Bancorp Disclosure Schedule, Bancorp neither maintains nor has entered into any Bancorp Benefit Plan or other document, plan or agreement which contains any change in control provisions which would cause an increase or acceleration of benefits or benefit entitlements to employees or former employees of Bancorp or any Bancorp Subsidiary or their respective beneficiaries, or other provisions, which would cause an increase in the liability of Bancorp or any Bancorp Subsidiary or to Purchaser as a result of the Reorganization or any related action thereafter
(as used in this Section 4.19, a "Change in Control Benefit").

The term "Bancorp Benefit Plans" as used herein refers to all plans contemplated under the preceding sentences of this Section 4.19, provided that the term
                                      ------------
"Plan" or "Plans" is used in this Agreement for convenience only and does not constitute an acknowledgment that a particular arrangement is an employee benefit plan within the meaning of Section 3(3) of ERISA. No Bancorp Benefit Plan is a multiemployer plan within the meaning of Section 3(37) of ERISA. Neither Bancorp nor any Bancorp Subsidiary has been notified by any Applicable Governmental Authority to amend any payments or other compensation paid or payable by Bancorp or any Bancorp Subsidiary under this Agreement, any Bancorp Benefit Plan or otherwise, to or for the benefit of any employee or director of Bancorp or any Bancorp Subsidiary and to Bancorp's Knowledge or all the Bancorp Subsidiaries, all such payments are in compliance with all applicable rules, regulations and bulletins promulgated by the Applicable Governmental Authorities.

                (b)   Each of the Bancorp Benefit Plans that is intended to be
a pension, profit sharing, stock bonus, thrift, savings or employee stock ownership plan that is qualified under Section 401(a) of the Code ("Bancorp Qualified Plans") has been determined by the IRS to qualify under Section
401(a) of the Code, or an application for determination of such qualification will be timely made to the IRS prior to the end of the applicable remedial amendment period under Section 401(b) of the Code (a copy of each such determination letter or pending application is included in Schedule 4.19(b) of
                                                           ----------------
the Bancorp Disclosure Schedule), and, to Bancorp's Knowledge, there exist no circumstances likely to materially adversely affect the qualified status of any such Bancorp Qualified Plan. All such Bancorp Qualified Plans established or maintained by Bancorp or each Bancorp Subsidiary or to which Bancorp or any Bancorp Subsidiary contribute are in compliance in all material respects with all applicable requirements of ERISA, and are in compliance in all material respects with all applicable requirements (including qualification and non-discrimination requirements in effect as of the Effective Time) of the Code for obtaining the tax benefits the Code thereupon permits with respect to such Bancorp Qualified Plans. Except as set forth in Schedule 4.19(b) of the Bancorp
                                                ----------------
Disclosure Schedule, no Bancorp Qualified Plan is a defined benefit pension plan that is subject to Title IV of ERISA. All accrued contributions and other payments required to be made by Bancorp or each Bancorp Subsidiary to any Bancorp Benefit Plan through the date hereof, have been made or reserves adequate for such purposes as of the date hereof, have been set aside therefor and reflected in Bancorp Financial Statements. Neither Bancorp nor any Bancorp Subsidiary has accumulated any funding deficiency under Section 412 of the Code. For each Bancorp Qualified Plan that is a defined benefit pension plan, the net fair market value of assets under the Plan exceeds the actuarial present value of the accumulated Plan benefits, both vested and non-vested, as determined on the basis of the actuarial methods and assumptions used for purposes of the most recent actuarial report for the Plan filed with the IRS. Bancorp has the right to withdraw from the FIRF without incurring any cost, expense or liability other than pursuant to Section 4064 of ERISA. Neither Bancorp nor any Bancorp Subsidiary is in material default in performing any of its respective contractual obligations under any of the Bancorp Benefit Plans or any related trust agreement or insurance contract, and there are no material outstanding liabilities of any such Plan other than liabilities for benefits to be paid to participants in such Plan and their beneficiaries in accordance with the terms of such Plan.

         (c) There is no pending or, to Bancorp's Knowledge, threatened litigation or pending claim (other than benefit claims made in the ordinary course) by or on behalf of or against any of Bancorp Benefit Plans (or with respect to the administration of any of such Plans) now or heretofore maintained by Bancorp or any Bancorp Subsidiary that allege violations of any Applicable Laws or Regulations or the terms of the Plan which are reasonably likely to result in a Liability on the part of Bancorp or any Bancorp Subsidiary or any such Plan.

         (d) Bancorp and each Bancorp Subsidiary and all other Persons having fiduciary or other responsibilities or duties with respect to any Bancorp Benefit Plan are, and since the inception of each such Plan have been, in substantial compliance with, and each such Plan is and has been operated in substantial accordance with, its provisions and in substantial compliance with the Applicable Laws and Regulations governing such Plan, including the rules and regulations promulgated by the Department of Labor, the PBGC and the IRS under ERISA, the Code or any other applicable law. No "reportable event" (as defined in Section 4043(b) of ERISA) has occurred with respect to any Bancorp Benefit Plan. No Bancorp Benefit Plan has engaged in or been a party to a "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975(c) of the Code) without an exemption thereto under Section 408 of ERISA or 4975(d) of the Code. All Bancorp Benefit Plans that are group health plans have been operated in compliance with the group health plan continuation requirements of Section 4980B of the Code and Sections 601-609 of ERISA and with the certification of prior coverage and other requirements of Sections 701-702 of ERISA.

         (e) Neither Bancorp nor any Bancorp Subsidiary has incurred, nor to Bancorp's Knowledge or the Knowledge of such Bancorp Subsidiary is reasonably likely to incur, any liability under Title IV of ERISA in connection with any Plan subject to the provisions of Title IV of ERISA now or heretofore maintained or contributed to by it or by Target Bank.

         (f)    Except as set forth on Schedule 4.19(f) to the Bancorp
                                       ----------------
Disclosure Schedule, neither Bancorp nor any Bancorp Subsidiary has made any payments, or is or has been a party to any agreement or any Bancorp Benefit Plan, that under any circumstances could obligate it, Target Bank, any other Bancorp Subsidiary or any successor of any of them, to make any payment that is not or will not be deductible in full because of
Section 162(m) or 280G of the Code.

         (g)    Schedule 4.19(g) to the Bancorp Disclosure Schedule describes
                ----------------
any obligation that Bancorp or any Bancorp Subsidiary has to provide health or welfare benefits to retirees or other former employees, directors or their dependents (other than rights under Section 4980B of the Code or Section 601 of ERISA), including information as to the number of retirees, other former employees or directors and dependents entitled to such coverages and their ages.

         (h)    Schedule 4.19(h) to the Bancorp Disclosure Schedule lists: (i)
                ----------------
each director, officer and other employee of Bancorp and each Bancorp Subsidiary who is eligible to receive a Change in Control Benefit, showing the amount of each such Change in Control Benefit and the basis and methodology of the calculation thereof, estimated compensation for calendar year 2002 based upon compensation received to the date of this Agreement, and the individual's rate of salary in effect on the date of this Agreement, the individual's participation in any bonus or other employee benefit plan, and such individual's compensation from Bancorp or any Bancorp Subsidiary for each of the calendar years 1997 through 2002 as reported by Bancorp or each Bancorp Subsidiary on IRS Form W-2 or Form 1099; (ii) a listing of each Bancorp Stock Option, showing the holder thereof, the number of shares, the exercise price per share and a copy of the award agreements relating thereto; (iii) a listing of Bancorp Restricted Stock, showing each holder thereof, the number of shares of each holder and a copy of the award agreements relating thereto; (iv) a listing of the participants in the Bancorp Employee Stock Ownership Plan ("ESOP"), showing the number of outstanding shares of Bancorp Common Stock credited to each participant, the vesting dates thereof, and the unpaid balance of any loans owing by the ESOP to Bancorp or any party as of the date hereof (the "ESOP Loan"), the number of unallocated shares of Bancorp Common Stock under the ESOP; and (v) each officer or director for whom a supplemental executive retirement, salary continuation or deferred compensation plan or agreement is maintained, showing the calculations of the amounts due under each such plan or agreement and the payment schedule thereof, and the amounts accrued in the Bancorp Financial Statements with respect thereto.

         (i) Bancorp and each Bancorp Subsidiary have filed or caused to be filed, and will continue to file or cause to be filed, in a timely manner all filings pertaining to each Bancorp Benefit Plan with the IRS, the PBGC, the Department of Labor, as prescribed by the Code or ERISA, or regulations issued thereunder. All such filings, as amended, were complete and accurate in all material respects as of the dates of such filings, and there were no misstatements or omissions in any such filing which would have a Bancorp Material Adverse Effect.

         (j) Neither Bancorp nor any Bancorp Subsidiary is a party to or bound by any collective bargaining agreement and, to Bancorp's Knowledge, no labor union claims to or is seeking to represent any employees of Bancorp or any Bancorp Subsidiary.

         (k) Neither Bancorp nor any Bancorp Subsidiary has any obligation to any former employee, or any current employee upon retirement, under any Bancorp Benefit Plan or otherwise, other than those disclosed in the Bancorp Disclosure Schedules, and any Bancorp Benefit Plan can be terminated as of or after the Effective Time without resulting in any liability to Purchaser for any additional contributions, penalties, premiums, fees, fines, excise taxes, or any other charges or liabilities.

         4.20   ENVIRONMENTAL MATTERS.
                ---------------------

                (a) To the Knowledge of Bancorp, there are no present or past conditions on Bancorp Properties or Mortgaged Premises involving or resulting from a past or present storage, spill, discharge, leak, emission, injection, escape, dumping or release of any kind whatsoever of any Hazardous Materials or from any generation, transportation, treatment, storage, disposal, use or handling of any Hazardous Materials, that would have a Bancorp Material Adverse Effect.

                (b) Bancorp and each Bancorp Subsidiary are in compliance in all material respects with all applicable Environmental Laws. Neither Bancorp nor any Bancorp Subsidiary have received notice of, nor to their Knowledge are there outstanding or pending, any public or private claims, lawsuits, citations, penalties, unsatisfied abatement obligations or notices or orders of non-compliance relating to the environmental condition of Bancorp Properties, which have or may have a Bancorp Material Adverse Effect.

                (c) To the Knowledge of Bancorp, no Bancorp Properties are currently undergoing remediation or cleanup of Hazardous Materials or other environmental conditions, the actual or estimated cost of which may have a Bancorp Material Adverse Effect.

                (d) To the Knowledge of Bancorp, Bancorp and each Bancorp Subsidiary have all governmental permits, licenses, certificates of inspection and other authorizations governing or protecting the environment necessary to conduct its present business. Further, Bancorp warrants and represents that these permits, licenses, certificates of inspection and other authorizations are fully transferable, to the extent permitted by law, to Purchaser.

         4.21   INTELLECTUAL PROPERTY. With respect to each item of Intellectual
                ---------------------
Property owned by Bancorp or any Bancorp Subsidiary, Bancorp or such Bancorp Subsidiary possesses all right, title and interest in and to the item, free and clear of any lien, claim, royalty interest or encumbrance. With respect to each item of Intellectual Property that Bancorp or any Bancorp Subsidiary is licensed or authorized to use, the license, sublicense, agreement or permission covering such item is legal, valid, binding, enforceable and in full force and effect and has not been breached by any party thereto. Neither Bancorp nor any Bancorp Subsidiary has ever received any charge, complaint, claim, demand or notice alleging any interference, infringement, misappropriation or violation with or of any intellectual property rights of a third party, including any claims that Bancorp or such Bancorp Subsidiary must license or refrain from using any intellectual property rights of a third party. To Bancorp's Knowledge, neither Bancorp nor any Bancorp Subsidiary has interfered with, infringed upon, misappropriated or otherwise come into conflict with any intellectual property rights of third parties and no third party has interfered with, infringed upon, misappropriated or otherwise come into conflict with any intellectual property rights of Bancorp or any Bancorp Subsidiary.

         4.22   PROPERTIES.
                ----------

                (a)   Schedule 4.22(a) to the Bancorp Disclosure Schedule
                      ----------------
contains a list and description of all Bancorp Properties as of June 30,
2002. Bancorp and each Bancorp Subsidiary have good, sufficient and marketable title to such Bancorp Properties, except for (i) assets and properties disposed of since such date in the ordinary course of business, (ii) Bancorp Permitted Liens, none of which, in the aggregate, are material to the assets of Bancorp on a consolidated basis and (iii) as set forth in Schedule 4.22(a) to the Bancorp
                                               ----------------
Disclosure Schedule. All buildings, structures, fixtures and appurtenances comprising part of the Bancorp Properties are in good operating condition and have been well-maintained, reasonable wear and tear excepted. Bancorp and each Bancorp Subsidiary have title or other rights to its assets sufficient in all material respects for the conduct of their respective businesses as presently conducted, and such assets are free, clear and discharged of, and from any and all liens, charges, encumbrances, security interests and/or equities. Title to all Bancorp Properties listed on Schedule 4.22(a) as being owned by Bancorp or a
                                 ----------------
Bancorp Subsidiary is held in fee simple.

                (b)   Schedule 4.22(b) to the Bancorp Disclosure Schedule
                      ----------------
contains copies of all leases of real or personal property to which Bancorp or any Bancorp subsidiary is a party as lessee. All such leases are valid, effective, and enforceable against the lessor in accordance with their respective terms. There is not under any of such leases any existing default, or any event which, with notice or lapse of time or both, would constitute a default, with respect to either Bancorp or any Bancorp Subsidiary, or to Bancorp's Knowledge, the other party. None of such leases contains a prohibition against assignment by Bancorp or any Bancorp Subsidiary, by operation of law or otherwise, or any other provision that would preclude Purchaser or any Purchaser Subsidiary from possessing and using the leased premises or property for the same purposes and upon the same rental and other terms upon the consummation of the Merger as are applicable to the possession and use of such premises or property by Bancorp or any Bancorp Subsidiary as of the date of this Agreement. Neither Bancorp nor any Bancorp Subsidiary has made a prior assignment for collateral purposes of any such lease.

         4.23   ADA COMPLIANCE. Neither Bancorp nor any Bancorp Subsidiary has
                --------------
received any written notice that any "alteration" (as such term is defined in the Americans with Disabilities Act and the regulations issued thereunder (collectively, the "ADA")) to the respective business properties and facilities of Bancorp and each Bancorp Subsidiary, including automated teller machines (collectively, the "Company Facilities") undertaken after January 26, 1992, are not in compliance in all material respects with the ADA and the ATBCB Accessibility Guidelines for Buildings and Facilities ("ADAAG"). Neither Bancorp nor any Bancorp Subsidiary has received any written notice of any investigation, proceeding or complaint, formal or informal, pending or overtly threatened against Bancorp or any Bancorp

Subsidiary in connection with the Company Facilities under ADA, ADAAG, or any other local, state or federal law concerning accessibility for individuals with disabilities.

         4.24   FIDUCIARY ACCOUNTS. Schedule 4.24 to the Bancorp Disclosure
                ------------------
Schedule contains a list and a brief description of all accounts for which Target Bank acts as a fiduciary, including accounts for which it serves as a trustee, agent, custodian, personal representative, guardian, conservator or investment advisor. Target Bank has administered all accounts required to be listed in Schedule 4.24 to the Bancorp Disclosure Schedule in accordance with the terms of the governing documents, Applicable Laws and Regulations and the common law. The accountings for each such fiduciary account are true and correct in all material respects and accurately reflect the assets of such fiduciary account in all material respects.

         4.25   INDEMNIFICATION. To Bancorp's Knowledge, no action or failure
                ---------------
to take action by any director, officer, employee or agent of Bancorp or any Bancorp Subsidiary has occurred that may give rise to a claim or a potential claim by any such Person for indemnification against Bancorp or any Bancorp Subsidiary under any agreement with, or the corporate indemnification provisions of, Bancorp or any Bancorp Subsidiary, or under any Applicable Laws and Regulations.

         4.26   INSIDER INTERESTS. Except as set forth on Schedule 4.26 to the
                -----------------                         -------------
Bancorp Disclosure Schedule, or as otherwise disclosed in the Bancorp Disclosure Schedule, no officer or director of Bancorp or any Bancorp Subsidiary, any member of the Immediate Family of any such Person, and no entity that any such Persons "controls" within the meaning of Regulation O of the FRB, has any Loan, deposit account or any other agreement with Bancorp or any of the Bancorp Subsidiaries, any interest in any material property, real, personal or mixed, tangible or intangible, used in or pertaining to the business of Bancorp or any of the Bancorp Subsidiaries, or any other interest or transaction that would be required to be disclosed under Regulation S-K of the SEC.

         4.27   ADDITIONAL DISCLOSURE ITEMS. Schedule 4.27 to the Bancorp
                ---------------------------  -------------
Disclosure Schedule contains the following information or copies of the following documents, if and to the extent any of the following are not specifically included in other Schedules to the Bancorp Disclosure Schedule or the Bancorp SEC Reports:

                (a) A list and description of each outstanding letter of credit and each commitment to issue or confirm a letter of credit in excess of $25,000 to which Bancorp or any Bancorp Subsidiary is a party and/or under which it may (contingently or otherwise) have any Liability.

                (b) Complete and correct copies of the certificate of incorporation, charter and bylaws of Bancorp and each Bancorp Subsidiary.

                (c) A list and description of all powers of attorney granted by Bancorp or any Bancorp Subsidiary that are currently in force.

                (d) All judgments, orders, injunctions, court decrees or settlement agreements arising out of or relating to the labor and employment practices or decisions of Bancorp or each Bancorp Subsidiary which, by their terms, continue to bind or affect Bancorp, any Bancorp Subsidiary or any of its assets.

                (e) All orders, decrees, memoranda, agreements or understandings with any Applicable Governmental Authority that are binding upon or affecting the current operations of Bancorp or any Bancorp Subsidiary (but that are not affecting only specific deposit accounts or Loans of certain customers of Target Bank) or any of their directors or officers in their capacities as such.

                (f) All trademarks, trade names, service marks, patents, or copyrights, whether registered or the subject of an application for registration, which are owned by Bancorp or any Bancorp Subsidiary or licensed from a third party (excluding computer software programs, source codes and related materials) (collectively, the "Intellectual Property").

                (g) All contracts, agreements or commitments, or amendments thereto, to which Bancorp and any Bancorp Subsidiary is a party that:

                      (i) affect ownership, title to or the use of any Bancorp Properties;

                      (ii) relate to employment, severance or consulting arrangements, or legal, tax or any similar professional service arrangements, with any Person;

                      (iii) provide for the payment of commissions to or the sharing of profits with any Person;

                      (iv) require the consent or approval of, or notice to, any Person as a result of or in connection with the Merger or any merger of Target Bank with and into the Bank;

                      (v)    involve data processing or merchant processing;

                      (vi) involve the guaranty or accommodation by Bancorp or any Bancorp Subsidiary of the Liabilities of any Person;

                      (vii) contain any covenant limiting the right of Bancorp or any Bancorp Subsidiary to engage in any line of business or compete with any Person, or limiting the right of any Person to compete with Bancorp or a Bancorp Subsidiary or solicit its employees or customers;

                      (viii) relate to any license or permit that is necessary to the operation of the business of Bancorp or any Bancorp Subsidiary;

                      (ix) except for (A) the certificate of incorporation or bylaws of Bancorp or any similar documents of any Bancorp Subsidiary (copies of which have been provided pursuant to Section 4.27(b) above) and (B) customary
                                     ---------------
indemnification provisions in favor of purchasers of Loans permitted to be sold under this Agreement, provide for any recourse or indemnification obligation on the part of Bancorp or any Bancorp Subsidiary;

                      (x) relate to the servicing of Loans for any Person or the sale of servicing rights with respect to any Loans;

                      (xi) involve forward commitments or similar arrangements to purchase or sell mortgages, except as may relate to the sale of residential mortgage Loans into the secondary market in the ordinary course of Bancorp's business consistent with past practices;

                      (xii) involve as a party any past or present officer or director of Bancorp or any Bancorp Subsidiary;

                      (xiii) is an agreement that would be required to be filed as an exhibit under Applicable Laws and Regulations of the SEC that is not otherwise provided pursuant to this Section 4.27(g);
                                    ---------------

                      (xiv) either have a term of more than one (1) year, cannot be terminated without the payment of liquidated damages, a penalty or an equivalent thereto in excess of $10,000, or involve an annual expenditure on the part of Bancorp or any Bancorp Subsidiary in excess of $20,000; or

                      (xv) (a list of all brokered deposits including the amount of such deposit, the name of the depositor, the interest rate, the maturity and the name of the broker for such deposit.

                (h) All environmental reports (including, without limitation, phase one reports dated as of a recent date for all owned Bancorp Properties), surveys, architectural drawings, consultant reports and space plans prepared for, or in the possession or control of, Bancorp or any Bancorp Subsidiary with respect to any Bancorp Property.

                (i) A schedule reflecting the total dollar amount and total number of deposit accounts of Target Bank, in each case broken out by zip code of the account holder and deposit account type (e.g., demand or certificate of deposit) (the "Deposit Schedule"), as of December 16, 2002.

         4.28   DEFAULTS. There has not been any default, or the occurrence of
                --------
an event which, with notice or lapse of time or both, would constitute a default in any obligation to be performed by Bancorp or any Bancorp Subsidiary under any contract or commitment. Neither Bancorp nor any Bancorp Subsidiary has waived any right under any contract or commitment, except where any such default or waiver, individually or in the aggregate with any other such defaults or waivers, would not have a Bancorp Material Adverse Effect. To Bancorp's

Knowledge, no other party to any contract with or commitment to Bancorp or any Bancorp Subsidiary is in material default in any material obligation to be performed by such party.

         4.29   OPERATIONS SINCE JUNE 30, 2002. Between June 30, 2002, and the
                ------------------------------
date hereof, there has not been, except as set forth on Schedule 4.29 to the
                                                        -------------
Bancorp Disclosure Schedule:

                (a) any increase in the compensation payable or to become payable by Bancorp or any Bancorp Subsidiary to any officer or director;

                (b) any payment of dividends by Bancorp or any Bancorp Subsidiary, or any distribution by any of them, whether directly or indirectly, of any assets of any kind whatsoever, on or in redemption or as the purchase price of any of their respective capital stocks, or any prepayment of any indebtedness to any stockholder;

                (c) any mortgage, pledge or subjection to lien, charge or encumbrance of any kind of or on any asset, tangible or intangible, of Bancorp or any Bancorp Subsidiary, except for Bancorp Permitted Liens;

                (d) any creation or assumption of indebtedness, including the extension or renewal of any existing indebtedness, or the increase thereof, by Bancorp or any Bancorp Subsidiary for borrowed money, other than in the ordinary course of business, none of which is in default;

                (e) the establishment of any new, or an increase in the formula for or rate of contributions to or benefits under, any existing retirement, pension, profit sharing, stock bonus, employee stock ownership, savings or thrift plan, or any similar plan of deferred compensation, whether funded or unfunded and whether qualified or unqualified (within the meaning of the Code) by Bancorp or any Bancorp Subsidiary;

                (f) any action by Bancorp or any Bancorp Subsidiary seeking any cancellation of, or a decrease in the insured limit under, or increase in the deductible amount of the insured's retention under, any policy of insurance or bond maintained directly or indirectly by Bancorp or any Bancorp Subsidiary on any of their respective assets or businesses, including fire and other hazard insurance on its assets, automobile liability insurance, general public liability insurance, directors and officers liability insurance, and blanket bond.

                (g) any change in independent auditors, or the historic methods or practices of accounting of Bancorp or any Bancorp Subsidiary (other than as required by GAAP or regulatory accounting principles), or in its system for maintaining its equipment and real estate;

                (h) any purchase by Bancorp or any Bancorp Subsidiary of any fixed asset that either (i) has a purchase price individually or in the aggregate in excess of $25,000 or (ii) is outside of the ordinary course of business;

                (i) any sale or transfer of any asset in excess of $25,000 of Bancorp or any Bancorp Subsidiary, except for loans and marketable securities sold in the ordinary course of business at market prices, or any other sale or transfer of any asset of Bancorp or any Bancorp Subsidiary outside of the ordinary course of business;

                (j)   any write-down of any asset in excess of $25,000;

                (k) any cancellation or compromise of any debt to, claim by or right of, Bancorp or any Bancorp Subsidiary, except in the ordinary course of business;

                (l) any amendment or termination of any material contract or commitment to which Bancorp or any Bancorp Subsidiary is a party;

                (m) any agreement, contract or commitment entered into, or agreed to be entered into, except in the ordinary course of business;

                (n) any theft, damage, destruction or loss of or to any property or properties owned or used by Bancorp, whether or not covered by insurance which could have a Bancorp Material Adverse Affect;

                (o)   any Bancorp Material Adverse Effect; or

                (p)   any agreement to do any of the foregoing in this
Section 4.29.
------------

         4.30   CORPORATE RECORDS. The corporate record books, transfer books
                ------------------
and stock ledgers of Bancorp and each Bancorp Subsidiary are complete and accurate in all material respects, and reflect all meetings, consents and other material actions of the organizers, incorporators, stockholders, boards of directors and committees of the boards of directors of Bancorp and each Bancorp Subsidiary, and all transactions in their respective capital stocks, since their respective inceptions.

         4.31   UNDISCLOSED LIABILITIES. Bancorp and each Bancorp Subsidiary
                -----------------------
have no Liabilities except Liabilities that are reflected, disclosed or reserved in the Bancorp Financial Statements or the Target Bank Interim Financial Statements.

         4.32   FAIRNESS OPINION. Bancorp has received from Howe Barnes
                ----------------
Investments, Inc. an opinion dated the date of this Agreement to the effect that, subject to the terms, conditions and qualifications set forth therein, as of the date thereof, the Merger Consideration to be received by the stockholders of Bancorp pursuant to the Merger is fair to such stockholders from a financial point of view.

         4.33   NO BROKERS. Except for Howe Barnes Investments, Inc., no agent,
                ----------
broker, investment banker or other firm or Person or officer or director of either Purchaser or Bancorp is or will be entitled to any broker's or finder's fee or any other commission, bonus or similar fee in connection with any aspect of the Reorganization. Schedule 4.33 to the Bancorp
                       -------------
                                       42

Disclosure Schedule describes the compensation that may be payable to Howe Barnes Investments, Inc. in connection with the Reorganization.

         4.34   BANCORP DISCLOSURE SCHEDULE FURNISHED. The Bancorp Disclosure
                -------------------------------------
Schedule is final and complete as of the date of this Agreement, and has been delivered to Purchaser.


                                    ARTICLE V
                              COVENANTS OF BANCORP

         5.1    CONDUCT OF BUSINESS BY BANCORP UNTIL THE EFFECTIVE TIME. During
                -------------------------------------------------------
the period commencing on the date hereof and continuing until the Effective Time, Bancorp agrees that:

                (a) Bancorp and each Bancorp Subsidiary will carry on their respective businesses in, and only in, the usual, regular and ordinary course in substantially the same manner as heretofore conducted, maintain their respective books in accordance with GAAP, conduct their respective businesses and operations only in accordance with safe and sound banking and business practices, and, to the extent consistent with such businesses, use their Best Efforts to preserve intact their present business organizations, to keep available the services of their present officers and employees, and to preserve their relationships with customers, suppliers and others having business dealings with them, in each case to the end that their respective goodwill and going businesses shall be unimpaired at the Effective Time.

                (b)   Without limitation of its obligations under Section
                                                                  -------
5.1(a), unless required by this Agreement or otherwise consented to in writing
------
and in advance by Purchaser (which consent shall not be unreasonably withheld), Bancorp shall, and shall cause each Bancorp Subsidiary to:

                      (i)    Comply with all Applicable Laws and Regulations;

                      (ii) File in a timely manner all Bancorp SEC Reports, Bancorp Regulatory Reports, Target Bank Regulatory Reports, state and federal tax returns, and all other reports that it is required to file under Applicable Laws and Regulations;

                      (iii) Comply with all material leases, contracts, licenses and agreements;

                      (iv) Maintain its properties and assets in their present states of repair, order and condition, reasonable wear and tear excepted, and maintain and keep in full force and effect all policies of insurance and bonds presently in effect, including the insurance of accounts with the FDIC;

                      (v) Make and commit to make Loans only in accordance with safe and sound banking practices and on terms and conditions that are consistent with the Loan policies and procedures of Target Bank, as established by the board of directors of Target Bank prior to the date of this Agreement; and

                      (vi) Maintain the allowance for loan and lease losses of Target Bank in accordance with the Loan Loss Reserve Policy and in a manner that is adequate in all material respects under the requirements of GAAP and Applicable Laws and Regulations to provide for possible losses, net of recoveries relating to Loans previously charged off, on Loans outstanding (including accrued interest receivable) and on other assets.

                (c) Unless required by this Agreement or otherwise consented to in advance and in writing by Purchaser (which consent shall not be unreasonably withheld), Bancorp shall not, and shall not cause or permit any Bancorp Subsidiary to:

                      (i) Amend or propose to amend its certificate of incorporation, articles of association, charter, bylaws or similar organizational or corporate documents;

                      (ii) Issue, sell, grant or otherwise permit to become outstanding any additional shares of Bancorp Common Stock, preferred stock or any other capital stock or equity securities of Bancorp, securities convertible into or exchangeable for its equity securities, warrants, stock appreciation rights, options or other rights to acquire its equity securities (including pursuant to the Bancorp Stock Option Plan or similar stock based employee compensation plan), or any bonds, debt securities or other securities of Bancorp; provided that shares of Bancorp Common Stock may be issued in connection with the exercise of Bancorp Stock Options;

                      (iii) Redeem, purchase, acquire or offer to acquire any shares of capital stock of Bancorp or any Bancorp Subsidiary or other securities of Bancorp or any Bancorp Subsidiary, except that a portion of the shares of Bancorp Common Stock held by the ESOP may be redeemed in accordance with
Section 7.5(f) of this Agreement;
--------------

                      (iv) Split, combine or reclassify any outstanding shares of capital stock of Bancorp or any Bancorp Subsidiary, or declare, set aside or pay any dividend or other distribution payable in cash, stock, property or otherwise with respect to shares of capital stock of Bancorp or any Bancorp Subsidiary, except that Target Bank may pay dividends to Bancorp in amounts sufficient to enable Bancorp to pay its ordinary operating expenses and accrued liabilities, and the accounting, legal, printing, investment banking, other expenses and costs relating to the Reorganization;

                      (v) Acquire, by merger, exchange, consolidation, acquisition of stock or assets or otherwise, any corporation, partnership, limited liability company, joint venture or other business organization or division or material assets thereof, or assets or deposits that are material to Bancorp on a consolidated basis, except in exchange for debts previously contracted, including the Target Bank REO;

                      (vi) Change the Loan Policy, Asset/Liability Management Policy, Loan Loss Reserve Policy or any other policies and practices, including those with respect to liquidity management and cash flow planning, marketing, loan and deposit pricing or fee schedules, deposit origination, lending, budgeting, profit and tax planning, accounting or any other material aspect of its business or operations, except for such changes as may be required in the reasonable opinion of the management of Bancorp to respond to then current market or economic conditions or as may be required by Applicable Governmental Authorities; provided, however, that Bancorp notifies Purchaser of any such change, and the express terms thereof, in writing as soon as practicable, but in no event later than three (3) Business Days after such change is made; and provided, further, that any change to the Loan Policy, Loan Loss Reserve Policy or Asset/Liability Management Policy be adopted at a meeting of the board of directors of Bancorp or Target Bank, as the case may be, or of the appropriate committee of the board of directors, to which a representative of the Purchaser has been invited by delivery of a written notice pursuant to
Section 7.1(b), which meeting is actually held on the date and at the time set
--------------
forth in such notice, and is otherwise held in accordance with such notice;

                     (vii) File any applications for additional branches, open any new office or branch, close any current office or branch, or relocate operations from existing locations;

                     (viii) Incur or become subject to any indebtedness for borrowed money except (A) for Federal Home Loan Bank borrowings with a term of one (1) year or less, (B) for non-brokered deposit accounts established in the ordinary course of business on terms and conditions, including interest rates, that are not more favorable in any material respect than those available from local commercial banks in arms' length transactions in the ordinary course of business, and (C) as necessary for Target Bank to cover daylight overdrafts and other temporary indebtedness incurred in the ordinary course of business;

                     (ix) Mortgage, pledge or subject any of its assets to any lien or other encumbrance except (A) in the ordinary course of business,
(B) liens and encumbrances for current property taxes not yet due and payable or being contested in good faith, (C) Bancorp Permitted Liens, and (D) liens and encumbrances resulting from Federal Home Loan Bank borrowings permitted hereunder;

                      (x) Discharge or satisfy any material lien or encumbrance on its assets or repay any material indebtedness for borrowed money, except for scheduled repayments of (A) Federal Home Loan Bank advances, (B) Bancorp's term debt, and (C) other obligations incurred and repaid in the ordinary course of business;

                      (xi) Invest in, purchase or lease any real estate, except for investments in Target Bank REO;

                      (xii) Make any single or group of related capital expenditures or commitments therefor in excess of $25,000, other than pursuant to binding commitments existing on the date hereof and disclosed herein, and as necessary to maintain its assets in good repair;

                      (xiii) Enter into any contract or agreement to buy, sell, exchange or otherwise deal in any assets or series of assets in a single transaction in excess of $25,000 in aggregate value, except for the origination, purchase and sale of mortgage Loans and Loan participations, the purchase of Investment Securities as permitted herein, and sales of Target Bank REO and other repossessed properties or the acceptance of a deed in lieu of foreclosure;

                      (xiv) Enter into any new, or modify, amend, renew or extend (through action or inaction) the term of any existing, lease, contract or license that has a term of more than one (1) year, or that involves the payment by Bancorp or any Bancorp Subsidiary of more than $20,000 in the aggregate, other than any Loan permitted under Section 5.1(c)(xx) and (xxi);
                                               ----------------------------

                      (xv)    Terminate any material lease, contract or license;

                      (xvi) Allow any material lease, contract or license to terminate or expire, or any option to terminate, extend or renew the term thereof to lapse or expire, without providing Purchaser with at least thirty
(30) days prior notice thereof;

                      (xvii) Institute, settle or agree to settle any claim, action or proceeding, whether or not initiated in a court of law, involving an expenditure in excess of $25,000 without providing Purchaser with at least fifteen (15) days prior notice thereof;

                      (xviii) Issue any certificates of deposit having a maturity longer than sixty (60) months or otherwise in any manner not in the ordinary course of business and consistent with past practices and the Asset/Liability Management Policy; or accept or renew any brokered deposits;

                      (xix) Make, commit to make, renew, extend the term of or increase the amount of any Loan to any Person other than in the ordinary course of business, consistent with past practices and the Loan Policy;

                      (xx) Subject to Applicable Laws and Regulations, make, commit to make, renew, extend the term or increase the amount of any Loan with an outstanding principal amount in excess of $50,000 to any Person if such Loan or any other Loans to such Person or an Affiliate or member of the Immediate Family of such Person is on the "watch list" or similar internal report of Bancorp or Target Bank, or has been classified as "substandard," "doubtful," "loss," or "other Loans specially mentioned or listed as a "potential problem loan," unless Bancorp or any Bancorp Subsidiary determines to do so at a meeting of the board of directors of Bancorp or Target Bank, as the case may be, or of the appropriate committee of the board of directors, to which a representative of Purchaser has been invited by delivery of a written notice pursuant to Section 7.1(b), which actually held on the date an at the time set
            --------------
forth in such notice, and is otherwise held in accordance with such notice; provided, however, that nothing in this subsection shall prohibit Bancorp or Target Bank from honoring any contractual obligation in existence on the date of this Agreement;

                      (xxi) Subject to Applicable Laws and Regulations, make, commit to make, renew, extend the term or increase the amount of any Loan to any executive officer (as defined in Regulation O of the Federal Reserve) or director of Bancorp or any Bancorp

Subsidiary, any five percent (5%) stockholder of Bancorp, or any Affiliate of any of the foregoing;

                      (xxii) Cancel or release any material Loan, other debt or claims, release any collateral therefor, or waive any rights of material value, except in the ordinary course of business or upon payment in full;

                      (xxiii) Sell any Investment Securities except as may be required in the opinion of the management of Bancorp to respond to then current market or economic conditions or as may be required by any Applicable Governmental Authority, provided that Bancorp notifies Purchaser of any such sale as soon as practicable, but in no event more than three (3) Business Days after such sale is consummated;

                      (xxiv) Purchase any Investment Securities that are not the subject of deliberations of participants on a conference call concerning the purchase of Investment Securities or at any meeting of the investment committee of the board of directors of Bancorp or Target Bank, as the case may be, on or at which a representative of Purchaser has been invited by delivery of a written notice pursuant to Section 7.1(b), which conference call actually takes place on
                   --------------
the date and at the time set forth in such notice, and is otherwise conducted in accordance with such notice; provided, however, that in the event the representative of Purchaser at any such meeting objects to a proposed purchase of any Investment Securities, Bancorp or Target Bank, as the case may be, shall not purchase such Investment Securities; and, provided, further, that, notwithstanding anything to the contrary set forth in this Section 5.1(c)(xxiv),
                                                           --------------------
in all events, Bancorp and Target Bank shall be permitted to (A) purchase Investment Securities in accordance with its Asset/Liability Management Policy and consistent with past practices so long as Bancorp causes Target Bank to maintain cash and cash equivalent in an aggregate amount of not less than $35,000,000 following each such purchase and (B) replace existing Investment Securities at maturity by purchasing United States Treasury or agency securities having maturities (without regard to any call feature) of one (1) year or less and similar value;

                      (xxv) Change the manner in which its portfolio of Investment Securities is classified or reported in accordance with SFAS 115 or otherwise, or restructure or materially change its Investment Securities portfolio or its gap position;

                      (xxvi) Purchase or otherwise acquire any investments, direct or indirect, in any derivative securities, financial futures or commodities or enter into any interest rate swap, floors and option agreements, or other similar interest rate management agreements;

                      (xxvii) Enter into any new, or amend, modify or terminate any existing employment, severance, retention, covenant not to compete or similar agreements or arrangements with any officer, director or employee, except as expressly provided by this Agreement;

                      (xxviii) Subject to the provisions of the Letter of Understanding, grant any wage, salary or compensation increases, any bonuses, or any severance, termination or retention payments to (A) any officer or director other than pursuant to a program that has been approved in advance and in writing by Purchaser, and
(B) to any employee who is not an officer in a manner that is inconsistent with past practices;

                      (xxix) Hire any employee with an annual salary in excess of $25,000 except for employees at will who are hired at a comparable or lesser salary to replace employees who have resigned or whose employment has otherwise been terminated;

                      (xxx) Amend the Bancorp Benefit Plans except as required by Applicable Laws and Regulations to consummate any aspect of the Reorganization in accordance with Applicable Laws and Regulations and in accordance with a plan or program that has been approved in advance and in writing by Purchaser, or adopt any other profit sharing, stock option, pension, retirement, employee stock ownership, restricted stock, incentive compensation, deferred compensation, bonus, severance, retention, vacation, insurance or other employee benefit plan, trust, fund, contract or arrangement for the benefit or welfare of any employees;

                      (xxxi) Make contributions to any Bancorp Benefit Plan except as required by the terms of such plans or agreements as in effect as of the date of this Agreement, and as contemplated by this Agreement; or

                      (xxxii) Agree or commit to do any of the foregoing.

With respect to any written request by Bancorp for Purchaser's consent to any non-permitted action of Bancorp or Target Bank described in this Section 5.1,
                                                                 -----------
Purchaser shall not withhold its consent unreasonably, and Bancorp shall be entitled to conclusively presume that Purchaser has consented to any such action unless Bancorp shall have received Purchaser's written objection to such action within five (5) Business Days of the date of Purchaser's actual receipt of such written request.

                (d) Subject to any specific provisions of this Agreement, it is the intent of the parties to this Agreement that neither Purchaser nor any Purchaser Subsidiary by reason of this Agreement shall be deemed (until consummation of the Reorganization) to control, directly or indirectly, Bancorp or any Bancorp Subsidiary shall not exercise, or be deemed to exercise, directly or indirectly, a controlling influence over the management or policies of Bancorp or any Bancorp Subsidiary.

         5.2    STOCKHOLDERS' MEETING; PROXY STATEMENT.
                --------------------------------------

                (a) The board of directors of Bancorp has determined that this Agreement and the transactions contemplated hereby are in the best interests of Bancorp and its stockholders, and has directed that this Agreement and the transactions contemplated hereby be submitted to Bancorp's stockholders for adoption and approval at a duly held meeting of such stockholders. Bancorp shall, as soon as practicable, take all steps necessary to duly call, give notice of, convene and hold a special meeting of its stockholders and take such actions as shall be appropriate for the special meeting for the purpose of obtaining stockholder approval of this

Agreement and the transactions contemplated hereby, including the Merger (the "Stockholders' Meeting").

                (b) Bancorp shall prepare a proxy statement for the purpose of holding the Stockholders' Meeting (the "Proxy Statement") and Bancorp shall submit the Proxy Statement to the SEC within forty-five (45) days after the date of this Agreement. The Proxy Statement shall be prepared in accordance with all applicable requirements of the Securities Exchange Act and the rules and regulations promulgated thereunder.

                (c) Purchaser shall furnish such information concerning Purchaser and the Bank as is necessary to prepare the Proxy Statement, insofar as it relates to Purchaser or the Bank, in accordance with all applicable requirements of the Securities Exchange Act and the rules and regulations promulgated thereunder. Purchaser agrees promptly to advise Bancorp if at any time prior to the Stockholders' Meeting any information provided by Purchaser for use in the Proxy Statement becomes incorrect or incomplete in any material respect, and to provide to Bancorp the information needed to correct such inaccuracy or omission.

                (d) Bancorp shall prepare the initial draft of the Proxy Statement and deliver such initial draft to Purchaser at least ten (10) Business Days prior to the date on which it will be filed with the SEC. Bancorp shall deliver a final proposed Proxy Statement to Purchaser and its counsel at least two (2) Business Days prior to filing it with the SEC, and shall provide Purchaser with copies of all responses from or written communications from SEC relating to the Proxy Statement. Bancorp shall also deliver a copy of the final Proxy Statement to Purchaser promptly after the SEC has completed its review thereof.

                (e) Bancorp shall mail the Proxy Statement to its stockholders as soon practicable, but in no event later than thirty (30) days after the date the SEC has completed its review of the Proxy Statement (the "Mailing Date").

                (f) Bancorp shall retain, at Bancorp's expense, a proxy solicitation firm designated by Purchaser promptly following Purchaser's request, and shall cooperate fully with requests of such proxy solicitation firm.

         5.3    RECOMMENDATION OF APPROVAL. Subject to its fiduciary duties,
                --------------------------
the board of directors of Bancorp shall unanimously recommend to its stockholders the approval of this Agreement and the Reorganization, including the Merger, and shall include such recommendation in the Proxy Statement; and shall otherwise use its Best Efforts to the extent consistent with its fiduciary duties to obtain such stockholders' approval.

         5.4    CERTAIN ACTIONS.
                ---------------

         From and after the date hereof until the earlier of the Effective Time or the termination of this Agreement in accordance with the terms hereof, none of Bancorp, Target Bank or any other Affiliate of Bancorp or any of their respective directors, officers, employees, investment bankers, financial advisors, counsel, accountants, representatives or agents, shall, directly or indirectly: (i) make, encourage, facilitate, solicit, induce, assist or initiate any inquiry or proposal, or participate in any negotiations with, or provide any information to, any corporation, partnership, agent, attorney, financial advisor, or other Person (other than Purchaser, an Affiliate of Purchaser or an officer, employee or other authorized representative of Purchaser or such Affiliate, or counsel for Purchaser or its directors and financial advisor, solely for use in connection with the transactions contemplated hereby) relating to any Competing Proposal; (ii) furnish any information to any Person in connection with, or participate in any negotiations with respect to, or knowingly take any other action designed to facilitate, any Competing Proposal; or (iii) participate in any discussions regarding any Competing Proposal; provided, however, that if, at any time prior to approval of this Agreement by the stockholders of Bancorp, the Board of Directors of Bancorp determines in good faith, after receipt of advice from outside counsel, that the failure to provide such information or to participate in such negotiations or discussions would likely be inconsistent with its fiduciary duties to Bancorp's stockholders under applicable law, Bancorp may, in response to a proposal that was not solicited by it and that did not result from a breach of this Section
                                                                      -------
5.4(a), subject to Bancorp giving Purchaser at least two Business Days' written
------
notice of its intention to do so, (x) furnish information with respect to Bancorp to any Person pursuant to a customary confidentiality agreement provided that a copy of all such information is delivered simultaneously to Purchaser, and (y) participate in negotiations regarding such proposal. Bancorp shall promptly notify Purchaser orally and in writing of any inquiry, request for information or any proposal in connection with a Competing Proposal, the material terms and conditions of such request or proposal (including a copy thereof, if in writing, and any related correspondence) and the identity of the Person making such inquiry, request or proposal. Bancorp will keep Purchaser reasonably informed of the status and details (including amendments or proposed amendments) of such request or proposal on a current basis, and will respond promptly in writing to any reasonable inquiry by Purchaser concerning the foregoing. Bancorp shall immediately cease and terminate any existing solicitation, initiation, encouragement, activity, discussion or negotiation with any Person conducted heretofore by Bancorp or its representatives with respect to the foregoing.

                (b)   For purposes of this Agreement, "Competing Proposal"
shall mean, whether in the form of an actual or intended proposal to or from, a signed agreement with, a completed action by or other communication with, as the case may be, any Person (or group of Persons) other than Purchaser and the Purchaser Subsidiaries (a "Third Party"), any of: (i) a merger (whether or not Bancorp is the surviving corporation) or consolidation, or any similar transaction (other than the Merger) of any company with either Bancorp or any significant subsidiary (as defined in Rule 1.2 of Regulation S-X of the SEC) (a "Significant Subsidiary") of Bancorp; (ii) a purchase, lease or other acquisition of all or substantially all the assets of either Bancorp or any Significant Subsidiary of Bancorp; (iii) a purchase or other acquisition (which, in the case of the stockholders reflected on Schedule 5.4 to the Bancorp
                                             ------------
Disclosure Schedule, shall occur after the date of this Agreement), in one or a series of related transactions, of "beneficial ownership" by any "person" or "group" (as such terms are defined in Section 13(d)(3) of the Securities Exchange Act) (including by way of merger, consolidation, share exchange or otherwise) which would cause such person or group to become (or, in the case of the shareholders reflected on Schedule 5.4 to the Bancorp Disclosure Schedule,
                              ------------
would result in such person or group becoming or being) the beneficial owner of securities representing 15% or more of the voting power of either Bancorp or any Significant Subsidiary of Bancorp; (iv) a tender or exchange offer to acquire securities representing 15% or more of the voting power of Bancorp; (v) a public proxy or consent solicitation made to stockholders of Bancorp seeking proxies in opposition to any proposal relating to any aspect of the Reorganization that has been recommended by the board of directors of Bancorp; or (vi) the making of a bona fide proposal to Bancorp or its stockholders, by public announcement or written communication, that is or becomes the subject of public disclosure, to engage in one or more of the transactions referenced in clauses (i) through (v) above. For purposes of this Agreement, a "Superior Proposal" shall mean any Competing Proposal (on its most recently amended or modified terms, if amended or modified) that the Board of Directors of Bancorp determines in its good faith judgment (based on, among other things, the advice of its financial advisor) to be more favorable to Bancorp's stockholders than the Merger, taking into account all relevant factors (including whether, in the good faith judgment of the Board of Directors of Bancorp, after obtaining the advice of its financial advisor, the Third Party is reasonably able to finance the Competing Proposal, and any proposed changes to this Agreement that may be proposed by Purchaser in response to such Competing Proposal).

         5.5    VOTING AGREEMENT. Concurrently with the execution and delivery
                ----------------
of this Agreement, Bancorp shall deliver to Purchaser voting agreements in the form set forth in Exhibit C hereto signed by all directors and executive officers of Bancorp, who shall hold not less than 15.85% of the issued and outstanding shares of Bancorp Common Stock. Bancorp further agrees to use its commercially reasonable good faith efforts to obtain and deliver to Purchaser, as promptly as practicable, a signed voting agreement in the form of Exhibit C
                                                                     ---------
hereto from any Person who becomes a director or executive officer of Bancorp or Target Bank or otherwise becomes a reporting person of Bancorp pursuant to
Section 16 of the Securities Exchange Act.

         5.6    BANK MERGER. If so requested by Purchaser, Bancorp shall take
                -----------
all action necessary and appropriate to cause Target Bank to enter into an agreement of merger (the "Bank Merger Agreement") pursuant to which Bank and Target Bank shall merge (the "Bank Merger"), at a time after the consummation of the Merger as may be determined by Purchaser, with Bank being the surviving bank thereof (the "Surviving Bank") in accordance with applicable laws and regulations. The Bank Merger Agreement shall be in a form reasonably satisfactory to Purchaser.


                                   ARTICLE VI
                             COVENANTS OF PURCHASER

         6.1    REGULATORY APPLICATIONS.
                -----------------------

                (a) Purchaser shall, within forty-five (45) days of the date hereof, file applications or notices with the Federal Reserve and any other Applicable Governmental Authorities, and shall use its Best Efforts to respond as promptly as practicable to all inquiries received concerning said applications.

               (b) Purchaser shall deliver a draft of the nonconfidential portions of all regulatory applications and notices to Bancorp prior to filing them, and shall provide Bancorp with copies of the nonconfidential portions of all responses from or written communications from Regulatory Authorities relating to the Merger or this Agreement to the extent permitted by law. Purchaser shall also deliver a final copy of the nonconfidential portions of all regulatory applications and notices to Bancorp promptly after they are filed with the appropriate Regulatory Authority.

         6.2    INDEMNIFICATION; DIRECTOR AND OFFICER LIABILITY INSURANCE.
                ---------------------------------------------------------

                (a) Subject to applicable limitations imposed by Applicable Regulatory Authorities, from and after the Effective Time through the third
(3rd) anniversary of the Effective Time, Purchaser agrees to indemnify and hold harmless each present and former director and officer of Bancorp and the Bancorp Subsidiaries (each, an "Indemnified Party") against any costs or expenses (including reasonable attorneys' fees), judgments, fines, amounts paid in settlement, losses, claims, damages, or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of matters existing or occurring at or prior to the Effective Time (including the transactions contemplated by this Agreement), whether asserted or claimed prior to, at or through the third (3rd) anniversary of the Effective Time, as they are from time to time incurred, in each case to the fullest extent such person would have been indemnified or have the right to advancement of expenses pursuant to Bancorp's certificate of incorporation and bylaws, or the corresponding documents of the applicable Bancorp Subsidiary, as the case may be, as in effect on the date of this Agreement. Notwithstanding anything to the contrary contained in this paragraph, nothing contained herein shall require Purchaser to indemnify any person who was a director or officer of Bancorp or any Bancorp Subsidiary to a greater extent than Bancorp or any Bancorp Subsidiary is, as of the date of this Agreement, required to indemnify any such person.

                (b) Any Indemnified Party wishing to claim indemnification under Section 6.2(a), upon learning of any such claim, action, suit, proceeding,
      --------------
or investigation, shall promptly notify Purchaser thereof. In the event of any such claim, action, suit, proceeding, or investigation (whether arising before the Effective Time or through the third (3rd) anniversary thereof) (i) Purchaser shall have the right to assume the defense thereof and Purchaser shall not be liable to any Indemnified Party for any legal expenses of other counsel or any other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof, except that if Purchaser elects not to assume such defense or counsel for the Indemnified Party advises that there are issues which raise conflicts of interest between Purchaser and the Indemnified Party, the Indemnified Party may retain counsel satisfactory to them, and Purchaser shall pay the reasonable fees and expenses of such counsel for the Indemnified Party promptly as statements therefor are received; provided, however, that Purchaser shall be obligated pursuant to this Section 6.2(b) to pay for only one firm of
                                    --------------
counsel for all Indemnified Parties in any jurisdiction unless the use of one counsel for such Indemnified Parties would present such counsel with a conflict of interest, and (ii) such Indemnified Party shall cooperate in the defense of any such matter.

                (c)   Purchaser shall maintain Bancorp's existing directors'
and officers' liability insurance policy (or provide a policy providing comparable coverage and amounts on terms no less favorable to the persons currently covered by Bancorp's existing policy, including Purchaser's existing policy if it meets the foregoing standard) covering persons who are currently covered by such insurance for a period of three (3) years after the Effective Time; provided, however, that in no event shall Purchaser be obligated to expend, in order to maintain or provide insurance coverage pursuant to this
Section 6.2(c), an amount in excess of 150% of the amount of the annual premium
--------------
paid by Bancorp as of the date hereof for such insurance (the "Maximum Insurance Amount"); provided further that, prior to the Effective Time, Bancorp shall notify the appropriate directors' and officers' liability insurers of the Merger and of all pending or threatened claims, actions, suits, proceedings or investigations asserted or claimed against any Indemnified Party, or circumstances likely to give rise thereto to the extent known to Bancorp, in accordance with terms and conditions of the applicable policies. If the aggregate amount of the annual premiums necessary to maintain or procure such insurance coverage exceeds the Maximum Insurance Amount, Purchaser shall obtain the most advantageous coverage obtainable for an annual premium equal to the Maximum Insurance Amount.

                (d)    The provisions of this Section 6.2 are intended to be
                                              ----------
for the benefit of, and shall be enforceable by, each Indemnified Party.

         6.3    CREATION OF ADVISORY BOARD. Purchaser shall cause Purchaser Bank
                --------------------------
to establish an advisory board within 30 days of the Effective Time and, promptly after its establishment, shall appoint certain of the members of the board of directors of Target Bank to such advisory board. Purchaser shall cause Purchaser Bank to pay each member of such advisory board a fee of $500 for each meeting of the advisory board that such member attends.

                                   ARTICLE VI
                              ADDITIONAL AGREEMENTS

         7.1    ACCESS TO INFORMATION; CONFIDENTIALITY.
                --------------------------------------

                (a) Between the date hereof and the Effective Time, upon reasonable notice, Bancorp will afford, and will cause each Bancorp Subsidiary to afford, to the officers, accountants, attorneys and authorized representatives of Purchaser, reasonable access during normal business hours to the corporate and banking offices, personnel, properties, contracts, commitments, books and records and independent accountants of Bancorp and each Bancorp Subsidiary. Bancorp shall furnish Purchaser with all such statements (financial and otherwise), records and documents or copies thereof, and other information concerning the business and affairs of Bancorp and each Bancorp Subsidiary, as Purchaser shall from time to time reasonably request. Bancorp further agrees to use its Best Efforts to cause its independent accountants and such other Persons as the parties shall mutually agree upon to fully cooperate with Purchaser and its representatives in connection with the right of access granted herein.

                (b) Bancorp shall allow Purchaser's president, or any other officer designated by Purchaser, (i) to attend the meetings of the boards of directors and board committees of Bancorp and Target Bank, including the loan committee and investment committee of Bancorp and Target Bank, as an observer, and (ii) to participate by conference call in each and every meeting held by Bancorp or any Bancorp Subsidiary at which any decision is considered concerning the purchase of Investment Securities. Bancorp shall give reasonable (and no less than five
(5) Business Days' prior written) notice to Purchaser of the date, time and place of each such meeting or conference call (and any adjournments and postponements thereof), and, if known, the agenda for or business to be discussed at each such meeting or conference call. Bancorp shall also provide to Purchaser all written agendas and meeting materials provided to boards of directors of Bancorp and Target Bank in connection with such board and board committee meetings. Notwithstanding the foregoing, Bancorp shall not be required to permit Purchaser's president (or any other representative of Purchaser) to attend any portion of any meeting, or to provide to Bancorp with any materials, that relate to this Agreement or a Competing Proposal, or that involve matters protected by the attorney-client privilege. All references to "meetings" in this Section 7.1(b) and in any section of this Agreement that references the
     --------------
Section 7.1(b) shall include any adjournment or postponement of such meeting.
--------------

                (c) Except for information and documents that do not constitute "Evaluation Material" as defined in the Confidentiality Agreement, all information and documents to which Purchaser is given access pursuant hereto shall be subject to the Confidentiality Agreement. All information furnished by Bancorp or any Bancorp Subsidiary to Purchaser pursuant hereto shall be treated as the sole property of Bancorp until the consummation of the Merger contemplated hereby, and if the Merger shall not occur, Purchaser shall destroy or return such information to Bancorp to the extent required by the Confidentiality Agreement.

         7.2    SUPPLEMENTAL REPORTS AND INFORMATION.
                ------------------------------------

                (a) Bancorp shall deliver to Purchaser complete copies of the Bancorp Annual Report on Form 10-K (or Form 10-KSB) for the fiscal year ending June 30, 2002, all Bancorp Quarterly Reports on Form 10-Q (or Form 10-QSB), all Bancorp Current Reports on Form 8-K and all Bancorp proxy materials and related Bancorp annual reports to stockholders that are filed with the SEC after the date hereof and prior to the Effective Time as soon as practicable, but in no event more than three (3) Business Days after the applicable filing date.

                (b) Bancorp shall deliver to Purchaser complete copies of all Bancorp Regulatory Reports and Target Bank Regulatory Reports that are filed during the period after the date hereof and prior to the Effective Time as soon as practicable, but in no event more than three (3) Business Days after the applicable filing date.

                (c) Bancorp will furnish to Purchaser (i) a copy of each other material report filed by it with any other Applicable Governmental Authority, including any federal, state or local taxing authority and any federal or state bank regulatory or securities authority during the period after the date hereof and prior to the Effective Time as soon as practicable, but in no event more than three (3) Business Days after the applicable filing date, and (ii) all other information concerning its business, properties and personnel as Purchaser may reasonably request.

                (d) During the period after the date hereof and prior to the Effective Time, Bancorp will provide to Purchaser, as soon as reasonably available but not later than the 25th day of each calendar month or, in the case of item (i) below, not later than the third day following their delivery to the applicable board of directors, (i) the reports of management of Bancorp and Target Bank to the boards of directors of Bancorp and the Target Bank, respectively, for the most recently available month, including to the extent available, delinquency schedules, additions to loan loss reserves, and payroll reports, and (ii)schedules of all Loans made during the immediately preceding month which set forth the name of the borrower, the amount of and interest rate for each Loan and the collateral provided by the borrower.

                (e) Bancorp will furnish to Purchaser one or more Deposit Schedules (in addition to the one provided pursuant to Section 4.27(i)) if
                                                       ----------------
Purchaser so requests, with each such schedule being as of a date chosen by Purchaser that is no earlier than five (5) Business Days following the date of Purchaser's request. The furnishing of the first such Deposit Schedule shall be at Bancorp's expense, with the furnishing of any and all subsequent Deposit Schedules being at Purchaser's expense.

                (f) Bancorp shall use its Best Efforts to furnish to Purchaser, within ten (10) Business Days of the date hereof, copies of any and all selling agreements and other contracts relating to the sale of insurance to which The Boulevard Inc. is a party.

         7.3    TITLE REPORTS. As soon as practical after the date hereof, but
                -------------
in any event no later than thirty (30) days after the date hereof, Bancorp shall, at Purchaser's expense, obtain and deliver to Purchaser, with respect to all real estate owned or held pursuant to a ground lease by Bancorp and any Bancorp Subsidiary, an owner's preliminary report of title covering a date subsequent to the date hereof, issued by Chicago Title and Trust or such other title insurance company as is reasonably acceptable to Purchaser, showing fee simple title in Bancorp or such Bancorp Subsidiary in such real estate or the appropriate leasehold interest of Bancorp or such Bancorp Subsidiary, subject only to (i) the standard exceptions to title customarily contained in a policy on ALTA 1970 Owner's Form B; (ii) liens of current state and local property taxes which are not delinquent or subject to penalty; and (iii) other liens, encumbrances, restrictions and conditions of record that do not materially adversely affect the value or use of such real estate.

         7.4    RESOLUTION OF BANCORP BENEFIT PLANS. Bancorp and Purchaser shall
                -----------------------------------
cooperate in effecting the following treatment of the Bancorp Benefit Plans, except as mutually agreed upon by Purchaser and Bancorp prior to the Effective
Time:

                (a) At the Effective Time, Purchaser (or a Purchaser Subsidiary) shall be substituted for Bancorp as the sponsoring employer under those Bancorp Benefit Plans with respect to which Bancorp or Target Bank is a sponsoring employer immediately prior to the Effective Time, and shall assume and be vested with all of the powers, rights, duties, obligations and liabilities previously vested in Bancorp or Target Bank with respect to each such Plan. Except as otherwise provided herein, each such Plan and any Bancorp Benefit Plan sponsored by Bancorp or Target Bank shall be continued in effect by Purchaser or any applicable Purchaser Subsidiary after the Effective Time, subject to the power reserved to Purchaser or any applicable Purchaser Subsidiary under each such Plan to subsequently amend or terminate the Plan in accordance with Applicable Laws and Regulations. Bancorp, Target Bank and Purchaser will use all reasonable efforts (i) to effect said substitutions and assumptions, and take such other actions contemplated under this Agreement, and (ii) to amend such Plans as to the extent necessary to provide for said substitutions and assumptions, and such other actions contemplated under this Agreement.

                (b) At or as promptly as practicable after the Effective Time as Purchaser shall reasonably determine, Purchaser shall provide, or cause any Purchaser Subsidiary to provide, to each employee of Bancorp and Target Bank as of the Effective Time ("Bancorp Employees") the opportunity to participate in each employee benefit plan and program maintained by Purchaser or the Purchaser Subsidiaries for similarly situated employees (the "Purchaser Benefit Plans"); provided, however, that with respect to such Purchaser Benefit Plans, Bancorp Employees shall be given credit for service with Bancorp or Target Bank in determining eligibility for and vesting in benefits thereunder, but not for purposes of benefit accrual; provided further that Bancorp Employees shall not be subject to any waiting periods or pre-existing condition exclusions under the Purchaser Benefit Plans to the extent that such periods are longer or restrictions impose a greater limitation than the periods or limitations imposed under Bancorp Benefit Plans. Nothing in the preceding sentence shall obligate Purchaser to provide or cause to be provided any benefits duplicative of those provided under any Bancorp Benefit Plan continued pursuant to subparagraph (a) above, including, but not limited to, extending participation in any Purchaser Benefit Plan which is an "employee pension benefit plan" under ERISA with respect to any year during which allocations are made to Bancorp Employees under a Bancorp Qualified Plan. Except as otherwise provided in this Agreement, the power of Bancorp, Purchaser, Target Bank or any Purchaser Subsidiary to amend or terminate any benefit plan or program, including any Bancorp Benefit Plan, shall not be altered or affected. Moreover, this Agreement shall not confer upon any Bancorp employee any rights or remedies hereunder and shall not constitute a contract of employment or create any right, to be retained or otherwise, in employment with Purchaser, Target Bank or any Purchaser Subsidiary.

                (c) Each of CFO and CEO shall have executed a Letter of Understanding (each a "Letter of Understanding") with Purchaser that sets forth certain matters concerning their employment after the Reorganization, copies of which are attached as Schedule 7.4(c) to the Bancorp Disclosure Schedule.

                (d) Immediately prior to the Effective Time, all outstanding shares of Bancorp Restricted Stock that are then unvested shall become fully vested.

                (e) Notwithstanding anything in this Agreement to the contrary, all retention, severance, covenant not to compete, termination payments, acceleration of benefit vesting, and other compensation paid by Bancorp or Target Bank, or as provided for in this Agreement, any Letter of Understanding, any Bancorp Benefit Plan or otherwise, including any Change in Control Benefit, shall not violate any prohibitions which are imposed by the Applicable Governmental Authorities, or which the Applicable Governmental Authorities otherwise deem to constitute unsafe and unsound banking practices or unreasonable compensation giving effect to any obligations of Purchaser or the Purchaser Subsidiary as provided herein or in any Letter of Understanding.

                (f) As of the Effective Time, the ESOP shall be terminated in accordance with its terms. Prior to the Effective Time, Bancorp shall be permitted to make such changes to the ESOP as it deems appropriate to carry out the provisions of the ESOP and this Section 7.4(f), and shall file a request for determination with the IRS with respect to the termination of the ESOP. Bancorp shall submit to Purchaser for its approval such ESOP changes before they are made and the request for determination before it is filed with the IRS. Purchaser acknowledges that approval of the Reorganization by the stockholders of Bancorp shall constitute a "change in control" under the ESOP and that, pursuant to the terms thereof, the ESOP trustee will sell a sufficient number of unallocated shares of Bancorp Common Stock to repay the then outstanding ESOP Loan in full, and that the ESOP trustee may sell such shares to Bancorp. As soon as practicable after receipt of a favorable determination letter from the IRS with respect to the termination, the assets of the ESOP shall be distributed to the participants and beneficiaries or transferred pursuant to an eligible rollover distribution as a participant or beneficiary may direct (including a rollover into a qualified plan of Purchaser, if approved by Purchaser, in which the individual is then participating). Except for a quarterly payment due on or about March 31, 2003 in an amount not to exceed $47,000 and as otherwise expressly provided above in this Section 7.4(f), from and after the date of this
                                 --------------
Agreement through the Effective Time, neither Bancorp nor Target Bank shall make any contributions to the ESOP that will be used to repay, nor shall they repay, the ESOP Loan or any amounts due thereunder. Bancorp shall, and shall cause Target Bank to, cooperate with Purchaser and take any action requested by Purchaser to prepare for the termination of the ESOP as of the Effective Time.

                (g) Bancorp shall have caused Target Bank to adopt the amendments to the Security Federal Bank & Trust Employee Severance Compensation Plan set forth in Exhibit D attached hereto.

                (h) Immediately prior to the Effective Time, Bancorp and Target Bank shall terminate the Target Bank Supplemental Executive Retirement Plan.

                (i) Bancorp shall withdraw from and terminate its participation in the FIRF, effective March 31, 2003, and shall notify the PBGC and all other required parties of such withdrawal in accordance with the requirements of Section 4041 of ERISA and the requirements of the FIRF. Bancorp further agrees to take all other actions requested by Purchaser or required under ERISA or under the FIRF in connection with such withdrawal, including, but not limited to, satisfying any related liability as required under Section 4064 of ERISA.

                (j) Neither Bancorp nor Target Bank shall make any contributions, other than employee elective deferrals, to the Target Bank 401(k) Profit Sharing Plan.

                (k) No later than forty-five (45) days after the date hereof, Bancorp shall prepare and submit to the DOL the delinquent Annual
Return/Report of Employee Benefit Plan on Form 5500 for the ESOP with respect to plan years 2000 and 2001. Bancorp shall comply with the DOL's Delinquent Filer Voluntary Compliance Program in connection with such preparation and submission, and shall pay all applicable penalty amounts. Bancorp shall provide Purchaser with copies of these submissions on the same day they are made with the DOL.

         7.5    COOPERATION.
                -----------

                (a) Each of Purchaser and Bancorp covenants that, unless this Agreement is terminated as provided herein, it will use its Best Efforts to bring about the Reorganization as soon as practicable. Subject to the terms and conditions herein provided, each of Purchaser and Bancorp agrees to use all reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under Applicable Laws and Regulations to consummate and make effective the Reorganization. In case at any time any further action is reasonably requested by one party as being necessary or desirable to carry out the purposes of this Agreement, the other party agrees to take such further action.

                (b) Bancorp will cooperate in the preparation by Purchaser of such applications to the Applicable Governmental Authorities and any other regulatory authorities as may be necessary in connection with the Regulatory Approvals. Purchaser and Bancorp will each cooperate in the preparation of such applications, statements or materials as may be required to be furnished to the stockholders of Bancorp or filed or submitted to Applicable Governmental Authorities in connection with the Merger, and with solicitation of the approval by stockholders of Bancorp in respect thereof.

                (c) Bancorp will cooperate and will cause Target Bank to cooperate with Purchaser in obtaining any consent, authorization or approval of, or any exemption by, any Applicable Governmental Authority or other third party that must be obtained or made by any of them in connection with the Merger, or the taking of any other action contemplated hereby.

                (d) If necessary to expedite or facilitate the Closing, the Regulatory Approvals and any other aspect of the Reorganization, the parties agree that, at the election of Purchaser, Purchaser may restructure the transaction as a merger of Bancorp with and into Purchaser or with and into an acquisition subsidiary of the Bank, provided that any such restructuring shall not result in any change in the Merger Consideration, change the federal income tax treatment of the transactions contemplated hereunder, or delay the Closing or Purchaser's receipt of the Regulatory Approvals. In the event such election is made, Bancorp will take or perform any additional reasonably necessary or advisable steps to enable Purchaser to restructure the transaction in such manner.

                (e) Bancorp agrees that it shall, and shall cause Target Bank and the other Bancorp Subsidiaries, to: (i) make any accounting adjustments or entries to its books of account and other financial records; (ii) make adjustments to Target Bank's loan loss reserve; (iii) sell or transfer any investment securities held by it; (iv) charge-off any Loan; (v) create any new reserve account or make additional provisions to any other existing reserve account; (vi) make changes in any accounting method; (vii) accelerate, defer or accrue any anticipated obligation, expense or income item; (viii) subject to regulatory approval, declare and pay immediately prior to the Effective Time a dividend from Target Bank to Bancorp in an amount not to exceed $16,000,000;
(ix) make any other adjustments which would affect the financial reporting of the Surviving Corporation, on a consolidated basis after the Effective Time; and
(x) in the case of the Bancorp Subsidiaries, cause their directors and shareholders to take such corporate actions as may be necessary to properly reflect the ownership of outstanding common stock issued by any such Bancorp Subsidiary and to otherwise cause the corporate books and records of any such Bancorp Subsidiary to be in order, in each case as Purchaser shall reasonably request; provided, however, that neither Bancorp nor Target Bank shall be obligated to take any such requested action until immediately prior to the Closing and at such time as all conditions precedent to Bancorp's obligations under this Agreement (except for the completion of actions to be taken at the Closing) have been satisfied, and no such adjustment which Bancorp or Target Bank would not have been required to make but for the provisions of this Section
                                                                         -------
7.5(e) in and of itself shall result in a breach of any warranty or
------
representation made herein, have any effect on Bancorp's Adjusted Stockholders' Equity, change the amount of the Merger Consideration or the Option Spread to be paid to the holders of Bancorp Common Stock and the Bancorp Stock Options, or delay the Closing or Purchaser's receipt of the Regulatory Approvals. In connection with item (viii) above, Bancorp shall, no later than the date on which Purchaser files the application contemplated in Section 6.1(a), file an
                                                      --------------
application with the OTS for approval of a dividend (the "OTS Application") from Target Bank to Bancorp of up to $16,000,000, which dividend shall be declared and paid immediately prior to the Effective Time pursuant to this Section
                                                                  -------
7.5(e). Bancorp shall use its Best Efforts to respond as promptly as practicable
------
to all inquiries received from the OTS or any other Applicable Governmental Authority concerning the OTS Application. Purchaser shall prepare the initial draft of the OTS Application and deliver such initial draft to Bancorp within thirty (30) days after the date of this Agreement. Bancorp shall cooperate fully with Purchaser in providing such information as may be required in the OTS Application and in connection with any and all responses to OTS comments or inquiries relating to the OTS Application. Bancorp shall provide Purchaser with all responses or written communications from the OTS relating to the OTS Application. Bancorp shall deliver a final copy of the OTS Application and any responses to OTS comments or inquiries relating to the OTS Application to Purchaser promptly after they are filed with the OTS.

                (f) Bancorp will cooperate and cause The Boulevard Inc. to cooperate with Purchaser in providing any notice to, and requesting any consent, authorization or approval from, any Person that Purchaser determines should be provided or requested pursuant to any selling agreement or other contract relating to the sale of insurance to which The Boulevard Inc. is a party.

         7.6    NOTIFICATION OF CERTAIN MATTERS.
                -------------------------------

                (a) Each party shall give prompt notice to the other parties of (i) the occurrence or failure to occur of any event or the discovery of any information, which occurrence, failure or discovery would be likely to cause any representation or warranty on its part contained in this Agreement to be untrue, inaccurate or incomplete after the date hereof or, in case of any representation or warranty given as of a specific date, would be likely to cause any such representation on its part contained in this Agreement to be untrue, inaccurate or incomplete in any material respect as of such specific date and
(ii) any material failure of such party to comply with or satisfy any covenant or agreement to be complied with or satisfied by it hereunder.

                (b) From and after the date hereof to the Effective Time, and at and as of the Effective Time, Bancorp shall supplement or amend any of its representations and warranties which apply to the period after the date hereof by delivering monthly updates to the Bancorp Disclosure Schedule (each, a "Disclosure Schedule Update") to Purchaser with respect to any matter hereafter arising which, in the good faith judgment of Bancorp, would render any such representation or warranty after the date of this Agreement materially inaccurate or incomplete as a result of such matter arising. A Disclosure Schedule Update shall be provided to Purchaser on or before the 25th day of each calendar month. A Disclosure Schedule Update that reflects the breach of any warranty or representation made by Bancorp in this Agreement (any and all breaches so reflected in a Disclosure Schedule Update, the "Disclosure Schedule Related Breach") shall not cure or be deemed to cure the Disclosure Schedule Related Breach.

         7.7    PRESS RELEASES. Purchaser and Bancorp shall coordinate all
                --------------
publicity relating to any aspect of the Reorganization and, except as otherwise required by Applicable Laws and Regulations, or with respect to employee meetings, neither party shall issue any press release, publicity statement or other public notice relating to the Agreement or any aspect of the Reorganization without obtaining the prior consent of the other, which consent shall not be unreasonably withheld.

                                   ARTICLE VI
                                   CONDITIONS

         8.1    CONDITIONS TO THE OBLIGATIONS OF PURCHASER. Notwithstanding any
                ------------------------------------------
other provision of this Agreement, the obligations of Purchaser to consummate the Merger are subject to the following conditions precedent:

                (a) The representations and warranties made by Bancorp in Sections 4.1, 4.2 and 4.4 of this Agreement shall have been true and
-------------------------
correct as of the date of this Agreement and shall be true and correct as of the Effective Time as though made on and as of such time with regard to any Disclosure Schedule Update. Each other representation and warranty made by Bancorp in this Agreement or in any other document delivered by Bancorp or any Bancorp Subsidiary pursuant to this Agreement: (i) that is not qualified as to materiality, Bancorp Material Adverse Change or Bancorp Material Adverse Effect, shall have been true and correct in all material respects as of the date of this Agreement; and (ii) that is qualified in any respect as to materiality, Bancorp Material Adverse Change or Bancorp Material Adverse Effect, shall have been true and correct as of the date of this Agreement. In addition, all of the representations and warranties that are referenced in clauses (i) and (ii) of the immediately preceding sentence shall be true and correct as of the Effective Time as though made on and as of such time; provided, however, that for all purposes of this Section 8.1(a), such
                                                 --------------
representations and warranties shall be deemed to be so true and correct as of the Effective Time unless the failure or failures of such representations and warranties to be true and correct, either individually or in the aggregate, and without giving effect to any qualification as to materiality, Bancorp Material Adverse Change or Bancorp Material Adverse Effect set forth in such representations or warranties, will have or are reasonably likely to have a Bancorp Material Adverse Effect.

                (b) Bancorp shall have performed in all material respects all of its obligations and shall have performed or complied in all of the material respects with all agreements and covenants required by this Agreement and in any other document delivered by Bancorp or any Bancorp Subsidiary pursuant to this Agreement to be performed by or complied with by Bancorp prior to or at the Effective Time.

                (c) Except as specifically contemplated herein, there shall not have been any action taken, or any Applicable Law or Regulation enacted, promulgated or issued which would prohibit Purchaser's ownership or operation of all or a material portion of Bancorp's business or assets, whether immediately at the Effective Time or as of some future date, whether specified or to be specified, or which would compel Purchaser to dispose of or hold separate all or a material portion of Bancorp's business or assets, whether immediately at the Effective Time or as of some future date, whether specified or to be specified, or which would render Purchaser or Bancorp unable to consummate any aspect of the Reorganization.

                (d) To the extent the consummation of the Reorganization requires that Bancorp or any Bancorp Subsidiary, as the case may be, obtain the consent or waiver of the other party to any material lease, license, loan or inancing agreement or other contract or agreement to which Bancorp or any Bancorp Subsidiary, as the case may be, is a party, such consent or waiver shall have been obtained, unless the failure to obtain such consent or waiver would not have a Bancorp Material Adverse Effect.

                (e) No action, suit, proceeding or claim shall have been (i) instituted or made by any Person, or (ii) threatened by any Person, in each case relating to the Merger or the validity or propriety of any aspect of the Reorganization that would materially and adversely affect the consummation of the Reorganization in the reasonable opinion of Purchaser.

                (f) The aggregate number of Dissenting Shares shall not exceed ten percent (10%) of the outstanding shares of Bancorp Stock at the Effective Time.

                (g) Bancorp's Adjusted Stockholders' Equity for each of the ten (10) Business Days immediately preceding the Closing Date shall be not less than the sum of (i) $36,145,000 plus (ii) the Aggregate Option Exercise Price plus (iii) any tax benefit reflected in

Bancorp's consolidated stockholders' equity related to the exercise of Bancorp Stock Options prior to the Effective Time plus (iv) the positive difference, if any, between (A) an amount equal to 1.25% of the average aggregate outstanding principal amount of the Loans during such period and (B) the average amount of the allowance for loan and lease losses of Target Bank during such period, as approved by the certified public accountants selected by Purchaser.

                (h) Messrs. Hyland and Hunt shall have complied with the terms of their respective Letter of Understanding with Purchaser.

                (i) From the date hereof to the Effective Time, there shall be and have been no change that would have or would reasonably be expected to have a Bancorp Material Adverse Effect from that which was represented and warranted on the date of this Agreement.

                (j)   All parties to voting agreements delivered pursuant to
Section 5.4 hereof shall have fully performed their obligations thereunder.
-----------

                (k) Immediately prior to the Effective Time, (i) the total outstanding demand, NOW, savings and money market deposits of Target Bank shall not be less than $67,500,000; and (ii) the total deposits of Target Bank shall be not less than $141,500,000.

                (l) Purchaser shall have received written evidence, in form and substance acceptable to Purchaser in its sole discretion, reflecting that Bancorp shall have no outstanding unpaid, unaccrued, or unrecorded liabilities, except for liabilities and expenses that have reduced Adjusted Stockholder's Equity. Notwithstanding anything to the contrary in the immediately preceding sentence, Bancorp shall have paid in full all Bancorp Transactional Expenses.

                (m) Bancorp shall have tendered for delivery all of the certificates, documents and other items set forth in Section 2.10 of this
                                                     ------------
Agreement by and substance reasonably satisfactory to Purchaser.

         8.2    CONDITIONS TO THE OBLIGATIONS OF BANCORP. Notwithstanding any
                ----------------------------------------
other provision of this Agreement, the obligations of Bancorp to consummate the Merger are subject to the following conditions precedent:

                (a) Each of the representations and warranties made by Purchaser in this Agreement or in any other document delivered by Purchaser or any Purchaser Subsidiary pursuant to this Agreement: (i) that is not qualified as to materiality, Purchaser Material Adverse Change or Purchase Material Adverse Effect, shall have been true and correct in all material respects as of the date of this Agreement; and (ii) that is qualified as to materiality, Purchaser Material Adverse Change or Purchaser Material Adverse Effect, shall have been true and correct as of the date of the Agreement. In addition, all of the representations and warranties referenced in the immediately preceding sentence shall be true and correct as of the Effective Time as though made on and as of the Effective Time; provided, however, that for all purposes of this
Section 8.2(a), such representations and warranties shall be deemed to be
--------------
so true and correct as of the Effective Time unless the failure or failures of such representations and warranties to be true and correct, either individually or in the aggregate, and without giving effect to any qualification as to materiality, Purchaser Material Adverse Change or Purchaser Material Adverse Effect set forth in such representations or warranties, will have or are reasonably likely to have a Purchaser Material Adverse Effect.

                (b) Purchaser shall have performed in all material respects all of its obligations and shall have performed or complied in all material respects with all of the agreements and covenants required by this Agreement and in any other document delivered by Purchaser or any Purchaser Subsidiary pursuant to this Agreement to be performed by or complied with by Purchaser prior to or at the Effective Time.

                (c) Purchaser shall have tendered for delivery all of the certificates, documents and other items set forth in Section 2.9 of this
                                                     -----------
Agreement, in form and substance reasonably satisfactory to Bancorp.

                (d) Purchaser shall have deposited with the Paying Agent a sufficient amount of cash to pay the aggregate Merger Consideration.

         8.3    CONDITIONS TO THE OBLIGATIONS OF THE PARTIES. Notwithstanding
                --------------------------------------------
any other provision of this Agreement, the obligations of Purchaser on the one hand, and Bancorp on the other hand, to consummate the Merger are subject to the following conditions precedent:

                (a) No preliminary or permanent injunction or other order by any federal or state court that prevents the consummation of the Merger shall have been issued and shall remain in effect. No statute, rule or regulation shall have been enacted, promulgated or enforced by any Applicable Governmental Authority that prohibits or makes illegal consummation of the Merger.

                (b) This Agreement and the Reorganization, including the Merger, shall have been duly approved by the requisite vote of the stockholders of Bancorp at a meeting duly called and held for such purpose.

                (c) Purchaser shall have received the Regulatory Approvals to acquire Bancorp and to consummate the Reorganization and all required waiting periods relating thereto shall have expired; provided, however, that Purchaser shall have no obligation to accept nonstandard conditions or restrictions in such Regulatory Approvals.

                                   ARTICLE VI
                         TERMINATION; AMENDMENT; WAIVER

         9.1    TERMINATION. This Agreement may be terminated at any time prior
                -----------
to the Effective Time pursuant to any of the following actions, provided that the applicable action is approved by the Board of Directors of the terminating party(ies):

                (a)   by mutual written consent of Purchaser and Bancorp;

                (b) by either Purchaser or Bancorp, if any of the conditions to such party's obligation to consummate any aspect of the Reorganization shall have become impossible to satisfy prior to the Termination Date (unless such impossibility shall be due to the action or failure to act in breach of this Agreement by the party seeking to terminate this Agreement);

                (c) by either Purchaser or Bancorp (subject to the limitations set forth below) at any time in the event the stockholders of Bancorp fail to approve this Agreement in a vote taken at a meeting duly convened for that purpose; provided, however, that Bancorp shall not have the right to terminate this Agreement pursuant to this Section 9.1(c) if it has failed to comply in all
                                --------------
material respects with its obligations under Sections 5.2 and 5.3;
                                             --------------------

                (d) by Purchaser or Bancorp in the event of (i) the failure of any representation or warranty contained herein or in any schedule or document delivered hereto to be true and correct, or (ii) a breach by the other party of any covenant or agreement contained herein or in any schedule or document delivered pursuant hereto, which failure or breach would result in the failure to satisfy any closing conditions set forth in Section 8.1 hereof, in the case
                                               -----------
of Purchaser, or Section 8.2 hereof, the case of Bancorp;
                 -----------

                (e) by either party after the Termination Date, in the event the Merger has not been consummated by such date (unless the failure to consummate the Merger by such time is due to the failure of the party seeking to terminate this Agreement to perform its obligations set forth herein);

                (f) by Bancorp, if (i) Bancorp has complied with the provisions of Section 5.4, (ii) Bancorp's board of directors shall have
              -----------
determined, in its good faith judgment and in accordance with Section 5.4, that
                                                              -----------
it has received a Superior Proposal and that it would be in the best interests of Bancorp's stockholders to pursue such Superior Proposal, and (iii) Bancorp shall have tendered, in immediately available funds, the payments contemplated in Section 9.2(a); provided, however, that Bancorp may not terminate this
   --------------
Agreement pursuant to this Section 9.1(f) until the expiration of five (5)
                           --------------
Business Days after the Superior Proposal referenced in this Section 9.1(f) has
                                                             --------------
been delivered to Purchaser, together with such other information required pursuant to Section 5.4 and a summary of the terms of any such Superior
            -----------
Proposal; or

                (g) by Purchaser, if, after the date hereof, any Third Party shall have commenced or made a Competing Proposal, and thereafter the board of directors of Bancorp shall have withdrawn, or materially and adversely modified or changed its recommendation of this Agreement or any aspect of the Reorganization.

         9.2    TERMINATION FEES.
                ----------------

                (a) In the event this Agreement is terminated (i) by Bancorp as provided in Section 9.1(f), or (ii) by Purchaser as provided in
               --------------
Section 9.1(g), then Bancorp shall pay to Purchaser, in immediately available
--------------
funds, an amount equal to $2,000,000 within ten (10) Business Days after demand for payment by Purchaser following such termination.

                (b)   If this Agreement is terminated by Purchaser pursuant to
Section 9.1(b) or 9.1(d) due to the failure of any condition under
--------------    ------
Section 8.1 or 8.3(b), Bancorp shall pay to Purchaser, in immediately available
-----------    ------
funds, an amount equal to $250,000 within ten (10) Business Days after demand for payment by Purchaser following such termination; provided, however, that Bancorp shall have no obligation pursuant to this Section 9.2(b) if Purchaser
                                                  --------------
has terminated this Agreement pursuant to Section 9.1(b) or 9.1(d) solely due
                                          --------------    ------
to the failure of the condition in Section 8.1(f) and the aggregate number of
                                   --------------
Dissenting Shares does not exceed fifteen percent (15%) of the outstanding shares of Bancorp Common Stock at the Effective Time.

         (c) In the event Purchaser has not received, in full, the payment contemplated in Section 9.2(a) and this Agreement is terminated for any reason,
                --------------
other than (i) pursuant to Section 9.1(a), (ii) by Bancorp pursuant to Section
                           -------------                               -------
9.1(b) or 9.1(d) due to the failure of any condition under Section 8.2, or (iii)
-----     -----                                            -----------
by Purchaser pursuant to Section 9.1(b) or 9.1(d) due to the failure of the
                         --------------    ------
condition set forth in Section 8.1(e)(ii), 8.3(a) or 8.3(c), and both of the
                       ------------------  ------    ------
following conditions are satisfied:

                           (A) Bancorp has received, or a Third Party has commenced or made, a Competing Proposal prior to the termination of this Agreement; and

                           (B) Bancorp enters into an agreement (the "Signing Event") relating to a Competing Proposal within eighteen (18) months following the termination of this Agreement,

then Bancorp shall pay to Purchaser, in immediately available funds, an amount equal to $2,000,000 within ten (10) Business Days after demand for payment by Purchaser following the Signing Event.

                (d) In the event this Agreement is terminated by Bancorp pursuant to Section 9.1(b) or 9.1(d) due to the failure of a condition under
            --------------    ------
Section 8.2 or 8.3(c), Purchaser shall pay to Bancorp, in immediately available
-----------    ------
funds, an amount equal to $250,000 within ten (10) Business Days after demand for payment by Bancorp following such termination.

         (e) Notwithstanding anything contained in this Agreement to the contrary, the payment of the termination fee(s) pursuant to the provisions of this Section 9.2 is intended by the parties to be, and shall constitute,
     -----------
liquidated damages and shall be the sole and exclusive remedy and shall be in lieu of any and all claims that the party terminating this Agreement that is entitled to such fee and its officers, directors and stockholders have, or might have against the other parties and their respective officers, directors and stockholders for any claims arising from, or relating in any way to, this Agreement or the Reorganization, and the party terminating this Agreement that is entitled to such termination fee and its officers, directors and stockholders shall not have any other rights or claims against the other parties and their respective officers, directors and shareholders.

         9.3    EXPENSES. Except as provided elsewhere herein, Purchaser and
                --------
Bancorp shall each bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder, including fees and expenses of its own financial or other consultants, investment bankers, accountants and counsel.
In the event one of the parties hereto files suit to enforce this Section 9.3
                                                                  -----------
or a suit seeking to recover costs and expenses or damages for breach of this Agreement, the costs, fees, charges and expenses (including attorneys' fees and expenses) of the prevailing party in such litigation (and any related litigation) shall be borne by the non-prevailing party.

         9.4    SURVIVAL OF AGREEMENT. In the event of termination of this
                ---------------------
Agreement by either Purchaser or Bancorp as provided in Section 9.1, this
                                                        -----------
Agreement shall forthwith become void and have no effect except that the agreements contained in Sections 9.2 and 9.3 hereof shall survive the
                        ------------     ---
termination hereof.

         9.5    AMENDMENT. This Agreement may be amended by the parties hereto
                ---------
by action taken by their respective boards of directors at any time before or after approval hereof by the stockholders of Bancorp but, after such approval, no amendment shall be made which changes the form of consideration or adversely affects or decreases the value of the consideration to be received by the stockholders of Bancorp without the further approval of such stockholders or which in any other way adversely affects the rights of stockholders of either Bancorp or Purchaser without the further required approval of the stockholders so affected. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto. Purchaser and Bancorp may, without approval of their respective boards of directors, make such technical changes to this Agreement, not inconsistent with the purposes hereof and thereof, as may be required to effect or facilitate any governmental approval or acceptance of the Merger or of this Agreement or to effect or facilitate any filing or recording required for the consummation of any aspect of the Reorganization.

         9.6    WAIVER. Any term, provision or condition of this Agreement
                ------
(other than requirements for stockholders' approval and required approvals of the Applicable Governmental Authorities) may be waived in writing at any time by the party which is, or the stockholders of which are, entitled to the benefits hereof. Each and every right granted to any party hereunder, or under any other document delivered in connection herewith or therewith, and each and every right allowed it by law or equity, shall be cumulative and may be exercised from time to time. The failure of either party at any time or times to require performance of any provision hereof shall in no manner affect such party's right at a later time to enforce the same. No waiver by any party of a condition or of the breach of any term, covenant, representation or warranty contained in this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or of the breach of any other term, covenant, representation or warranty of this Agreement. No investigation, review or audit by Purchaser of Bancorp or Bancorp of Purchaser prior to or after the date hereof shall estop or prevent either party from exercising any right hereunder or be deemed to be a waiver of any such right, or affect the warranties or representations of either party as set forth herein.

                                   ARTICLE X
                               GENERAL PROVISIONS

         10.1   SURVIVAL.  All representations, warranties, covenants and
                --------
agreements of the parties in this Agreement or in any instrument delivered by the parties pursuant to this Agreement (other than the agreements, covenants and obligations set forth herein which are contemplated to be performed after the Effective Time) shall not survive the Effective Time except as provided for in
Section 9.4.
-----------

         10.2   NOTICE.  All notices and other communications hereunder shall
                ------
be in writing and shall be deemed given if delivered personally, by facsimile transmission or by registered or certified mail to the parties at the following addresses (or at such other address for a party as shall be specified by like notice) and shall be deemed to be delivered on the date so delivered:

         (a) if to Buyer:                 Standard Bancshares, Inc.
                                          7800 West 95th Street
                                          Hickory Hills, Illinois 60457
                                          Telephone:    (708) 499-2000
                                          Facsimile:    (708) 598-1796
                                          Attention:    Lawrence P. Kelley,
                                                        President and Chief
                                                         Executive Officer

                                                     and

                                          Standard Bancshares, Inc.
                                          2400 W. 95th Street
                                          Evergreen Park, Illinois 60805
                                          Telephone: (708) 499-2000
                                          Facsimile: (708) 499-5214
                                          Attention:    H. Patrick Berg,
                                                         Senior Vice President

          with a copy to:                 Barack Ferrazzano Kirschbaum Perlman
                                            & Nagelberg LLC
                                          333 West Wacker Drive, Suite 2700
                                          Chicago, Illinois 60606
                                          Telephone:   (312) 984-3222
                                          Facsimile:   (312) 984-3150
                                          Attention:   Edwin S. del Hierro, Esq.

         (b) if to Bancorp:               Security Financial Bancorp, Inc.
                                          9321 Wicker Avenue
                                          St. John, Indiana  46373
                                          Telephone:   (219) 365-4344
                                          Facsimile:   (219) 365-6130
                                          Attention:   John P. Hyland,
                                                       President and Chief
                                                         Executive Officer

         with a copy to:                  Muldoon Murphy & Faucette LLP
                                          5101 Wisconsin Avenue, NW
                                          Washington, DC 20016
                                          Telephone:   (202) 686-4917
                                          Facsimile:   (202) 966-9409
                                          Attention:   Paul M. Aguggia, Esq.

         10.3   SPECIFIC ENFORCEABILITY; REMEDIES. The parties recognize and
                ---------------------------------
hereby acknowledge that it may be impossible to measure in money the damages that would result to a party by reason of the failure of either of the parties to perform any of the obligations imposed on it by this Agreement and that in any event damages would be an inadequate remedy in this instance. Accordingly, if any party should institute an action or proceeding seeking specific enforcement of the provisions hereof, the party against which such action or proceeding is brought hereby waives the claim or defense that the party instituting such action or proceeding has an adequate remedy at law and hereby agrees not to assert in any such action or proceeding the claim or defense that such a remedy at law exists and shall waive or not assert any requirement to post bond in connection with seeking specific performance. The parties hereto agree that this provision is without prejudice to any other rights or remedies that the parties hereto may have at law or in equity for any failure to perform, or a breach of a representation or warranty under, this Agreement.

         10.4   APPLICABLE LAW. This Agreement shall be construed and
                --------------
interpreted in all respects, including validity, interpretation and effect, by the laws of the State of Delaware with respect to matters of corporate laws and, with respect to all other matters, by the laws of the State of Illinois, except to the extent that the federal laws of the United States apply.

         10.5   HEADINGS, ETC.  The article headings and Section headings
                --------------
contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         10.6   SEVERABILITY. If any term or provision of this Agreement is held
                ------------
by a final and unappealable order of a court of competent jurisdiction to be invalid, void, or unenforceable, then the remainder of the terms, provisions, covenants and restrictions contained in this Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated unless the effect would be to cause this Agreement to not achieve its essential purposes.

         10.7   ENTIRE AGREEMENT; BINDING EFFECT; NONASSIGNMENT; COUNTERPARTS.
                -------------------------------------------------------------
Except as otherwise expressly provided herein, this Agreement, the documents delivered pursuant to this
                                       68

Agreement and the Confidentiality Agreement (including the documents and instruments referred to herein and therein) (a) constitute the entire agreement between the parties hereto and supersede all other prior agreements and undertakings, both written and oral, between the parties, with respect to the subject matter hereof; and (b) are not intended to confer upon any other Person any rights or remedies hereunder except as specifically provided herein. This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either party hereto without the prior written consent of the other party hereto. This Agreement may be executed in two or more counterparts that together shall constitute a single agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the day and year first above written.

                                     STANDARD BANCSHARES, INC.



                                     By:   /s/ Lawrence P. Kelley
                                           -------------------------------------
                                           Name:  Lawrence P. Kelley
                                           Title: President and Chief Executive
                                                   Officer



                                     STANDARD ACQUISITION CORPORATION



                                     By:  /s/ Lawrence P. Kelley
                                          -------------------------------------
                                          Name:   Lawrence P. Kelley
                                          Title:  President



                                     SECURITY FINANCIAL BANCORP, INC.



                                     By:  /s/ John Wm. Palmer
                                          -------------------------------------
                                          Name:   John Wm. Palmer
                                          Title:  Chairman of the Board

                                                                      APPENDIX B







                                   May 8, 2003

Board of Directors
Security Financial Bancorp, Inc.
9321 Wicker Avenue
St. John, Indiana  46313

Members of the Board:

You have requested our opinion as to the fairness, from a financial point of view, to the holders of the outstanding shares of common stock of Security Financial Bancorp, Inc. ("Security") of the consideration to be paid for the exchange of common shares in the merger (the "Merger") of Security with Standard Bancshares, Inc. ("Standard"), pursuant to the Agreement and Plan of Reorganization, dated February 6, 2003 by and between Security and Standard (the "Merger Agreement").

Pursuant to the Merger Agreement, Security will merge with and into a newly-formed subsidiary of Standard, and Security shall be the surviving corporation in the Merger. Each share of Security common stock outstanding immediately prior to the effective time of the Merger (other than shares as to which statutory dissenters' appraisal rights have been exercised) will be exchanged for $24.00 in cash; which shall not exceed $44,734,824 in addition to the $1,217,902 to be paid for the outstanding options spread (the "Total Consideration"). The terms of the Merger are more fully set forth in the Merger Agreement.

For purposes of this opinion and in connection with our review of the proposed transaction, we have, among other things:

     1.   Reviewed the merger agreement and the specific terms of the merger;

     2. Participated in discussions with representatives of Security concerning the company's financial condition, businesses, assets, earnings, prospects, and such senior management's views as to its future financial performance;

     3. Reviewed certain publicly available financial statements, both audited (where available) and unaudited, and related financial information of Security and Standard, including those included in their most recent respective Annual Reports and/or Form 10-K and the Quarterly Reports on Form 10-Q, as well

Board of Directors
Security Financial Bancorp, Inc.
Page 2
--------------------------------------------------------------------------------


          as other internally generated reports relating to asset/liability management, asset quality, and so forth;

     4. Reviewed certain financial forecasts and projections of Security prepared by its management and reviewed publicly available information for Security;

     5. Discussed and reviewed certain aspects of the past and current business operations, financial condition, and future prospects of Security with certain members of management;

     6. Reviewed reported market prices and historical trading activity of Security common stock;

     7. Reviewed certain aspects of the financial performance of Security and Standard and compared such financial performance of Security and Standard, together with stock market data relating to Security common stock, with similar data available for certain other financial institutions and certain of their publicly traded securities; and

     8. Reviewed certain of the financial terms, to the extent publicly available, of certain recent business combinations involving other financial institutions.

We have assumed and relied, without independent verification, upon the accuracy and completeness of all of the financial and other information that has been provided to us by Security, Standard, and their respective representatives, and of the publicly available information that was reviewed by us. We are not experts in the evaluation of allowances for loan losses and have not independently verified such allowances, and have relied on and assumed that the aggregate allowances for loan losses set forth in the balance sheets of each of Security and Standard at December 31, 2002 are adequate to cover such losses and complied fully with applicable law, regulatory policy and sound banking practice as of the date of such financial statements. We were not retained to and we did not conduct a physical inspection of any of the properties or facilities of Security or Standard, did not make any independent evaluation or appraisal of the assets, liabilities or prospects of Security or Standard, were not furnished with any such evaluation or appraisal, and did not review any individual credit files. Our opinion is necessarily based on economic, market, and other conditions as in effect on, and the information made available to us as of, the date hereof.

Board of Directors
Security Financial Bancorp, Inc.
Page 3
--------------------------------------------------------------------------------


Howe Barnes Investments, Inc. ("HBI"), as part of its investment banking business, is regularly engaged in the valuation of banks and bank holding companies, thrifts and thrift holding companies, and various other financial services companies, in connection with mergers and acquisitions, initial and secondary offerings of securities, and valuations for other purposes. In the ordinary course of our business HBI acts as a market maker, buying and selling the common stock of Security for our own account and for the accounts of our customers. In rendering this fairness opinion, we have acted on behalf of the Board of Directors of Security and will receive a fee for our services.

HBI's opinion as expressed herein is limited to the fairness, from a financial point of view, of the consideration to be received by holders of Security common stock in the Acquisition and does not address Security's underlying business decision to proceed with the Merger. We have been retained on behalf of the Board of Directors of Security, and our opinion does not constitute a recommendation to any holder of Security common stock as to how such holder should vote with respect to the Merger Agreement at any meeting of holders of Security common stock.

Subject to the foregoing and based on our experience as investment bankers, our activities as described above, and other factors we have deemed relevant, we are of the opinion as of the date hereof that the Consideration is fair, from a financial point of view, to the holders of Security common stock.



                                        Sincerely,
                                        HOWE BARNES INVESTMENTS, INC.



                                        /s/ Michael Iannaccone
                                        ----------------------------------------
                                        Michael Iannaccone, First Vice President

                                                                      APPENDIX C

               SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW

     (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to Section 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

     (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to Section 251 (other than a merger effected pursuant to Section 251(g) of this title), Section 252, Section 254, Section 257, Section 258, Section 263 or Section 264 of this title:

           (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of Section 251 of this title.

           (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to Sections 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

           a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect therof;

           b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

           c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

           d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

     (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under Section 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

     (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and
(e) of this section, shall apply as nearly as is practicable.

     (d)   Appraisal rights shall be perfected as follows:

           (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsections (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

           (2) If the merger or consolidation was approved pursuant to Section 228 or Section 253 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either
     (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

     (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

     (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

     (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

     (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

     (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

     (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

     (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

     (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

                        SECURITY FINANCIAL BANCORP, INC.
                         SPECIAL MEETING OF STOCKHOLDERS

                                  JUNE 10, 2003
                             9:00 A.M., CENTRAL TIME

                         -------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints John P. Hyland, Robert L. Lauer and John Wm. Palmer, each with full power of substitution, to act as proxies for the undersigned, and to vote all shares of common stock of Security Financial Bancorp, Inc. which the undersigned is entitled to vote at the special meeting of stockholders, to be held on June 10, 2003, at 9:00 a.m., Central time, at 9321 Wicker Avenue, St. John, Indiana and at any and all adjournments of the meeting with all of the powers the undersigned would possess if personally present at such meeting as follows:

     The approval of the Agreement and Plan of Reorganization, dated February 6, 2003, by and among Security Financial Bancorp, Inc., Standard Bancshares, Inc. and Standard Acquisition Corporation.

             FOR                    AGAINST                   ABSTAIN
             ---                    -------                   -------

             |_|                      |_|                       |_|

     In their discretion, the proxies are authorized to vote on any other business that may properly come before the special meeting or any adjournment or postponement thereof.



THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

     THIS PROXY, PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION. IF ANY OTHER BUSINESS IS PRESENTED AT THE SPECIAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE SPECIAL MEETING.



                                            Dated:
                                                  ------------------------------


                                            ------------------------------------
                                            SIGNATURE OF STOCKHOLDER


                                            ------------------------------------
                                            SIGNATURE OF CO-HOLDER (IF ANY)


     The above signed acknowledges receipt from Security Financial prior to the execution of this proxy of a notice of special meeting of stockholders and of a proxy statement for the special meeting of stockholders.

     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                          -----------------------------

         PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE
                         ENCLOSED POSTAGE-PAID ENVELOPE.

                   [Security Federal Bank & Trust Letterhead]

Dear ESOP Participant:

     On behalf of the Board of Directors, I am forwarding to you the attached GREEN vote authorization form for the purpose of conveying your voting instructions to First Bankers Trust Company, N.A. (the "Trustee") on the proposal presented at the Special Meeting of Stockholders of Security Financial Bancorp, Inc. (the "Company") on June 10, 2003. Also enclosed is a Notice and Proxy Statement for the Company's Special Meeting of Stockholders.

     As of the Record Date, April 25, 2003, the Security Federal Bank & Trust Employee Stock Ownership Plan (the "ESOP") Trust held 152,171 shares of common stock, 28,109 of which had been allocated to participants' accounts. These allocated shares of Company common stock will be voted as directed by the ESOP participants; provided timely instructions from the participants are received by the ESOP Trustee. The unallocated shares of Company common stock in the ESOP Trust and the allocated shares of Company common stock for which no instructions are provided, or for which no timely instructions are received by the ESOP Trustee will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions the ESOP Trustee has received from participants regarding the shares of Company common stock allocated to their accounts, so long as such vote is in accordance with the Employee Retirement Income Security Act of 1974, as amended.

     At this time, in order to direct the voting of the shares of Company common stock allocated to your ESOP account, please complete and sign the enclosed GREEN vote authorization form and return it in the enclosed postage-paid envelope no later than JUNE 3, 2003. Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or Security Federal Bank & Trust (the "Bank"). The vote authorization forms will be tabulated by the ESOP Trustee. The ESOP Trustee will use the voting instructions it receives to vote the shares of Company common stock held in the ESOP Trust.

     As an employee of the Bank and participant in several of the Company and Bank employee benefit plans you will receive vote authorization forms for each stock-based plan in which you are a participant. Please vote all of the vote authorization forms you receive.

                                   Sincerely,



                                     John P. Hyland
                                     PRESIDENT AND CHIEF EXECUTIVE OFFICER

Name:
     --------------------
Shares:
       -------------------

                             VOTE AUTHORIZATION FORM
                             -----------------------

     I understand that First Bankers Trust Company, N.A. (the "Trustee"), is the holder of record and custodian of all shares of Security Financial Bancorp, Inc. (the "Company") common stock allocated to me under the Security Federal Bank & Trust Employee Stock Ownership Plan (the "ESOP"). I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Special Meeting of Stockholders to be held on June 10, 2003.

     Accordingly, vote my shares as follows:

     The approval of the Agreement and Plan of Reorganization, dated February 6, 2003, by and among Security Financial Bancorp, Inc., Standard Bancshares, Inc. and Standard Acquisition Corporation.

             FOR                    AGAINST                   ABSTAIN
             ---                    -------                   -------

             |_|                      |_|                       |_|

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

     The ESOP Trustee is hereby authorized to vote all shares of Company common stock allocated to my ESOP account in its trust capacity as indicated above.


---------------------------                -------------------------------------
Date                                       Signature

PLEASE DATE, SIGN AND RETURN THIS FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE NO LATER THAN JUNE 3, 2003.

                   [Security Federal Bank & Trust Letterhead]

Dear 401(k) Plan Participant:

     On behalf of the Board of Directors, I am forwarding to you the attached YELLOW vote authorization form for the purpose of conveying your voting instructions to First Bankers Trust Company, N.A. (the "Trustee") on the proposal presented at the Special Meeting of Stockholders of Security Financial Bancorp, Inc. (the "Company") on June 10, 2003. Also enclosed is a Notice and Proxy Statement for the Company's Special Meeting of Stockholders.

     As a 401(k) Plan Participant investing in the Security Financial Bancorp, Inc. Stock Fund ("Employer Stock Fund"), you are entitled to direct the Employer Stock Fund Trustee as to the voting of Company common stock credited to your account. The Employer Stock Fund Trustee will vote all shares of Company common stock for which no directions are given or for which timely instructions were not received in a manner calculated to most accurately reflect the instructions the Employer Stock Fund Trustee received from participants regarding shares of Company common stock in their 401(k) Plan accounts.

     At this time, in order to direct the voting of Company common stock credited to your 401(k) Plan account, you must complete and sign the enclosed YELLOW vote authorization form and return it to the Employer Stock Fund Trustee in the accompanying postage-paid envelope by JUNE 3, 2003. Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or Security Federal Bank & Trust (the "Bank"). The vote authorization forms will be tabulated by the Employer Stock Fund Trustee. The Employer Stock Fund Trustee will use the voting instructions it receives to vote the shares of Company common stock held in the Employer Stock Fund Trust.

     As an employee of the Bank and participant in several of the Company and Bank employee benefit plans you will receive vote authorization forms for each stock-based plan in which you are a participant. Please vote all of the vote authorization forms you receive.


                                       Sincerely,



                                       John P. Hyland
                                       PRESIDENT AND CHIEF EXECUTIVE OFFICER

Name:
     --------------------
Shares:
       -------------------

                             VOTE AUTHORIZATION FORM
                             -----------------------

     I understand that First Bankers Trust Company, N.A. (the "Trustee"), is the holder of record and custodian of all shares of Security Financial Bancorp, Inc. (the "Company") common stock credited to me under the Security Federal Bank & Trust 401(k) Plan. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Special Meeting of Stockholders to be held on June 10, 2003.

     Accordingly, vote my shares as follows:

     The approval of the Agreement and Plan of Reorganization, dated February 6, 2003, by and between Security Financial Bancorp, Inc., Standard Bancshares, Inc. and Standard Acquisition Corporation.

             FOR                    AGAINST                   ABSTAIN
             ---                    -------                   -------

             |_|                      |_|                       |_|

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.


     The Employer Stock Fund Trustee is hereby authorized to vote all shares credited to my 401(k) Plan account in its trust capacity as indicated above.


---------------------------                -------------------------------------
Date                                       Signature

PLEASE DATE, SIGN AND RETURN THIS FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE NO LATER THAN JUNE 3, 2003.

                  [Security Financial Bancorp, Inc. Letterhead]

Dear Stock Award Recipient:

     On behalf of the Board of Directors, I am forwarding to you the attached BLUE vote authorization form for the purpose of conveying your voting instructions to First Bankers Trust Company, N.A. (the "Trustee") on the proposal presented at the Special Meeting of Stockholders of Security Financial Bancorp, Inc. (the "Company") on June 10, 2003. Also enclosed is a Notice and Proxy Statement for the Company's Special Meeting of Stockholders.

     As a recipient of a Stock Award under the Security Financial Bancorp, Inc. 2000 Stock-Based Incentive Plan (the "Incentive Plan"), you are entitled to vote all shares of restricted Company common stock awarded to you under the Incentive Plan that are unvested as of April 25, 2003. The Incentive Plan Trustee will vote the shares of Company common stock held in the Incentive Plan Trust in accordance with instructions it receives from you and other Stock Award Recipients.

     At this time, in order to direct the voting of Company common stock awarded to you under the Incentive Plan, you must complete and sign the enclosed BLUE vote authorization form and return it in the accompanying postage-paid envelope no later than JUNE 3, 2003.

     If you are an employee of Security Federal Bank & Trust and participant in several of the Security Financial employee benefit plans you will receive vote authorization forms for each stock-based plan in which you are a participant. Please vote all of the vote authorization forms you receive.

                                        Sincerely,



                                        John P. Hyland
                                        PRESIDENT AND CHIEF EXECUTIVE OFFICER

Name:
     --------------------
Shares:
       -------------------

                             VOTE AUTHORIZATION FORM
                             -----------------------

     I understand that First Bankers Trust Company, N.A. (the "Trustee") is the holder of record and custodian of all unvested shares of Security Financial Bancorp, Inc. (the "Company") common stock awarded to me under the Security Financial Bancorp, Inc. 2000 Stock-Based Incentive Plan (the "Incentive Plan"). I understand my voting instructions are solicited on behalf of the Company's Board of Directors for the Special Meeting of Stockholders to be held on June 10, 2003.

     Accordingly, you are to vote my shares as follows:

     The approval of the Agreement and Plan of Reorganization, dated February 6, 2003, by and between Security Financial Bancorp, Inc., Standard Bancshares, Inc. and Standard Acquisition Corporation.

             FOR                    AGAINST                   ABSTAIN
             ---                    -------                   -------

             |_|                      |_|                       |_|

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.


The Incentive Plan Trustee is hereby authorized to vote any unvested shares awarded to me under the Incentive Plan in its trust capacity as indicated above.


---------------------------                -------------------------------------
Date                                       Signature

PLEASE DATE, SIGN AND RETURN THIS FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE NO LATER THAN JUNE 3, 2003.